THE FLEX-PARTNERS

                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-494-FLEX
                                  614-766-7074


     THE FLEX-PARTNERS' FUNDS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST"). FOUR OF THE SEPARATE PORTFOLIOS OF THE TRUST ARE CORE EQUITY FUND, UTILITY GROWTH FUND, TACTICAL ASSET ALLOCATION FUND, AND INTERNATIONAL EQUITY FUND (EACH A "FUND" AND COLLECTIVELY THE "FUNDS"). EACH OF THE FUNDS HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES. THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF EACH OF THE CORE EQUITY FUND, UTILITY GROWTH FUND, AND TACTICAL ASSET ALLOCATION FUND BY INVESTING ALL OF THE INVESTABLE ASSETS OF EACH OF THESE FUNDS IN A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THAT FUND (EACH A "PORTFOLIO" AND COLLECTIVELY THE "PORTFOLIOS"). ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "OTHER INFORMATION -- SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE."

                             ADDITIONAL INFORMATION

     This Prospectus sets forth basic information about the Trust and each of the Funds that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling 1-800-494-FLEX, or (614) 766-7074.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
       STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
        THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.

                         PROSPECTUS DATED APRIL 30, 1998

TABLE OF CONTENTS
                                           Page

Highlights................................   3
Synopsis of Financial Information.........   5
Financial Highlights......................   7
Performance Comparisons...................   9
Past Performance of Private Accounts of
     Mr. Gurner and Subadviser to
     Growth Stock Portfolio...............  14
Investment Objectives and Policies........  14
Additional Investment Policies............  18
Risk Considerations.......................  22
The Trust and Its Management..............  25
Distribution Plans........................  30
Income Dividends and Taxes................  30
How Net Asset Value is Determined.........  32
Performance Information and Reports.......  32
Other Information.........................  32

SHAREHOLDER MANUAL
How To Buy Shares.........................  34
How To Make Withdrawals (Redemptions).....  37
Exchange Privilege........................  37
Retirement Plans..........................  37
Other Shareholder Services................  38
Shareholder Accounts......................  38

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                    THE FUNDS AND THEIR INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

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                                CORE EQUITY FUND
--------------------------------------------------------------------------------

     CORE EQUITY FUND seeks growth of capital by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S&P 500.

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                               UTILITY GROWTH FUND
--------------------------------------------------------------------------------

     UTILITY GROWTH FUND'S objective is is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Fund will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Fund also seeks capital appreciation, but only when consistent with its primary investment objective.

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                         TACTICAL ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

     TACTICAL ASSET ALLOCATION FUND'S investment objective is growth of capital through investment in the shares of other mutual funds.

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                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     INTERNATIONAL EQUITY FUND seeks long-term growth from investing primarily in equity securities of foreign issuers.

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                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVES: The Flex-Partners (the "Trust") is a family of mutual funds. Four of the separate portfolios of the Trust are Core Equity Fund, Utility Growth Fund, Tactical Asset Allocation Fund, and International Equity Fund, each with separate investment objectives and policies. See "Investment Objectives and Policies."

     LIQUIDITY: As an open-end investment company, each Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share plus any applicable sales charge. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     DIVERSIFICATION: Each of the Funds is a diversified mutual fund because 75% of the corresponding Portfolio's assets (and in the case of the International Equity Fund, 75% of the Fund's assets) are restricted by the following rules:
(1) No more than 5% of the Portfolio's or Fund's assets (as applicable) may be invested in the securities of a single issuer (other than U.S. Government Securities and securities of other investment companies, if otherwise permissible) and (2) the Portfolio or Fund (as applicable) may not purchase more than 10% of any issuer's outstanding voting securities.

     SALES CHARGES: Investors in the Core Equity, Utility Growth, and Tactical Asset Allocation Funds may select Class A or Class C shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.00% of public offering price). Class C shares are sold at net asset value without an initial sales charge, but if redeemed within 18 months of purchase, a contingent deferred sales charge equal to 1.50% of the lesser of the current market value or the cost of the shares being redeemed will apply, and if redeemed more than 18 months after purchase and before 24 months after purchase, a contingent deferred sales charge equal to .75% of the lesser of the current market value or the cost of the shares being redeemed will apply. Shares of the International Equity Fund are offered at net asset value plus the applicable sales charge (maximum of 4.00% of public offering price). See "How to Buy Shares" and "Distribution Plans."

     RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan--401(k), Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA, Simplified Employee Pension Plan (SEP), and a number of other special shareholder services. See "Retirement Plans."

     MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account for which the minimum is $500. Subsequent investments must be at least $100. Each Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 ($500 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is Investment Adviser and Manager (the "Investment Adviser" or the "Manager") of each Portfolio and the International Equity Fund. The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974 and to mutual funds since 1982. See "The Trust and Its Management."

     SUBADVISERS: Sector Capital Management, L.L.C. ("Sector Capital") is the subadviser for the Growth Stock Portfolio, the Portfolio in which all of the investable assets of the Core Equity Fund are invested. Sector Capital has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since February 1995. Sub-subadvisers (the "Sector Advisers") selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Growth Stock Portfolio assigned to them by the Subadviser. See "The Trust and Its Management."

     Miller/Howard Investments, Inc. ("Miller/Howard") is the subadviser for the Utilities Stock Portfolio, the Portfolio in which all of the investable assets of the Utility Growth Fund are invested. Miller/Howard has been an investment adviser to broker-dealers, investment advisers, employee benefit plans, endowment funds, foundations and other institutions and individuals since 1984. See "The Trust and Its Management."

     Commercial Union Investment Management, Limited ("Commercial Union") is the International Equity Fund's subadviser. Commercial Union is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization that has managed global and international assets since 1861, and can trace its roots back to 1696. Commercial Union is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. See "The Trust and Its Management."

     SHARES AVAILABLE THROUGH: The Funds' transfer agent, Mutual Funds Service Co. ("MFSCO"). See "The Trust and Its Management."

     DISTRIBUTION PLANS: Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted a Rule 12b-1 distribution plan for using as much as 25/100 of 1% and 75/100 of 1% of net assets annually to aid in the distribution of Class A shares and Class C shares, respectively. The International Equity Fund has adopted a Rule 12b-1 distribution plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares. Each of the Core Equity, Utility Growth, Tactical Asset Allocation, and International Equity Funds has adopted a service plan for using as much as 25/100 of 1% of net assets annually to pay broker-dealers or others for the provision of personal continuing services to shareholders and/or the maintenance of shareholder accounts. See "Distribution Plans."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Trust by writing or telephoning the Trust at the address or telephone numbers indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

     RISKS: For a discussion of the risks associated with an investment in the Funds, see "Risk Considerations." None of the Funds should be considered a complete investment program.

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                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                                                         INT'L
                                                   CORE            UTILITY          TACTICAL ASSET      EQUITY
                                               EQUITY FUND        GROWTH FUND       ALLOCATION FUND      FUND
                                               -----------        -----------       ---------------      ----

SHAREHOLDER TRANSACTION EXPENSES             CLASS A  CLASS C   CLASS A CLASS C(1) CLASS A  CLASS C(1)
     Maximum Initial Sales Charge Imposed
          on Purchases (as a percentage
          of offering price)................ 4.00%(2)  none     4.00%(2)   none    4.00%(2)   none       4.00%(2)
     Maximum Sales Charge Imposed on
          Reinvested Dividends..............   none    none      none      none     none      none        none
     Maximum Contingent Deferred Sales
          Charge (as a percentage of original
          purchase price or redemption
          proceeds, as applicable)(3).......   none    1.50%     none      1.50%    none      1.50%       none
     Redemption Fees........................   none    none      none      none     none      none        none
     Exchange Fees..........................   none    none      none      none     none      none        none

ANNUAL FUND OPERATING EXPENSES**
     (As a percentage of average net assets)
     Management Fees........................   1.00%   1.00%     1.00%     1.00%    0.79%     0.79%       1.00%
     Rule 12b-1 Fees(4).....................   0.25%   0.75%     0.25%     0.75%    0.25%     0.75%       0.25%
     Other Expenses (After Expense
          Reimbursements*)..................   0.50%   0.25%     0.50%     0.25%    0.71%     0.31%       0.50%
          Service Fees(5)...................   0.25%   0.25%     0.25%     0.25%    0.25%     0.25%       0.25%
                                               -----   -----     -----     -----    -----     -----       -----
       TOTAL FUND OPERATING
       EXPENSES**                              2.00%   2.25%     2.00%     2.25%    2.00%     2.10%       2.00%
          (After Expense Reimbursements*)

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(1) CLASS C SHARES ISSUED AFTER APRIL 30, 1998 WILL NOT CONVERT TO CLASS A
SHARES, WHICH CARRY A LOWER DISTRIBUTION FEE, AT ANY TIME. SEE "HOW TO BUY SHARES - CLASS C SHARES - CONVERSION/NON-CONVERSION."

(2) THE SALES CHARGE APPLIED TO PURCHASES OF CLASS A SHARES AND OF SHARES OF THE INTERNATIONAL EQUITY FUND DECLINES AS THE AMOUNT INVESTED INCREASES. SEE "HOW TO BUY SHARES."

(3) A DEFERRED SALES CHARGE ON CLASS C SHARES APPLIES ONLY IF REDEMPTION OCCURS WITHIN TWENTY-FOUR MONTHS FROM PURCHASE. SEE "HOW TO BUY SHARES" AND "HOW TO MAKE WITHDRAWALS (REDEMPTIONS)."

(4) THE NASD LIMITS ASSET BASED SALES CHARGES TO 6.25% OF NEW SALES, PLUS INTEREST. LONG-TERM SHAREHOLDERS OF CLASS C SHARES MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD. (SEE "HOW TO BUY SHARES - PURCHASING SHARES - PURCHASE OPTIONS").

(5) THE SERVICE FEE IS ALLOCATED TO NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") MEMBER FIRMS FOR CONTINUOUS PERSONAL SERVICE BY SUCH MEMBERS TO INVESTORS IN SHARES OF THE FUNDS, SUCH AS RESPONDING TO SHAREHOLDER INQUIRIES, QUOTING NET ASSET VALUES, PROVIDING CURRENT MARKETING MATERIAL AND ATTENDING TO OTHER

EXAMPLE:

An investor would pay the following expense
on a $1,000 investment, assuming (1) an operating        CORE EQUITY FUND
expense ratio of 2.00% for Class A Shares of the        CUMULATIVE EXPENSES
Fund, and 2.25% for Class C Shares of the Fund,       PAID FOR THE PERIOD OF:
(2) a 5% annual return throughout the period and       1 YEAR        3 YEARS
(3) redemption at the end of each time period:         ------        -------

          Class A Shares . . . . . . . . . . . . . .    $59           $100
          Class C Shares . . . . . . . . . . . . . .    $38           $ 70
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

          Class A Shares . . . . . . . . . . . . . .    $59           $100
          Class C Shares . . . . . . . . . . . . . .    $23           $ 70


EXAMPLE:

An investor would pay the following expense
on a $1,000 investment, assuming (1) an
operating expense ratio of 2.00% for Class A         UTILITY GROWTH FUND
Shares of the Fund, and 2.25% for Class C            CUMULATIVE EXPENSES
Shares of the Fund, (2) a 5% annual return          PAID FOR THE PERIOD OF:
throughout the period and (3) redemption at   1 YEAR  3 YEARS  5 YEARS  10 YEARS
the end of each time period:                  ------  -------  -------  --------

          Class A Shares . . . . . . . . . .    $59    $100     $143     $263
          Class C Shares . . . . . . . . . .    $8      $70     $120     $258
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

          Class A Shares . . . . . . . . . .    $59    $100     $143     $263
          Class C Shares . . . . . . . . . .    $23     $70     $120     $258

EXAMPLE:

An investor would pay the following expense
on a $1,000 investment, assuming (1) an
operating expense ratio of 2.00% for Class A    TACTICAL ASSET ALLOCATION FUND
Shares of the Fund, and 2.10% for Class C            CUMULATIVE EXPENSES
Shares of the Fund, (2) a 5% annual return          PAID FOR THE PERIOD OF:
throughout the period and (3) redemption at   1 YEAR  3 YEARS  5 YEARS  10 YEARS
the end of each time period:                  ------  -------  -------  --------

          Class A Shares . . . . . . . . . .    $59    $100     $143     $263
          Class C Shares . . . . . . . . . .    $36     $66     $113     $243
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

          Class A Shares . . . . . . . . . .    $59    $100     $143     $263
          Class C Shares . . . . . . . . . .    $21     $66     $113     $243


EXAMPLE:

An investor would pay the following expense on a $1,000 investment in the International Equity Fund, assuming (1) an operating expense ratio of 2.00% for the Fund, (2) a 5% annual return throughout the period, and (3) redemption at the end of each time period:

                                             INTERNATIONAL EQUITY FUND
                                                CUMULATIVE EXPENSES
                                               PAID FOR THE PERIOD OF:
                                               1 YEAR          3 YEARS
                                               ------          -------

                                                 $59            $100


     *The Manager presently intends to reimburse each of the Core Equity, Utility Growth, Tactical Asset Allocation, and International Equity Funds through an expense reimbursement fee to the extent necessary to keep total expenses at 2.00% of average daily net assets for International Equity Fund shares and Class A Shares, and 2.25%, 2.25%, and 2.10%, respectively, of average daily net assets for Class C shares. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of a Fund and the return earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expense reimbursements will not be made.

     ** Except as provided in the next sentence, expenses used in these illustrations are based on expenses actually incurred for shares of the International Equity Fund and Class A and Class C shares of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds, which include their proportionate share of expenses of the Growth Stock Portfolio, Utilities Stock Portfolio, and Mutual Fund Portfolio, respectively, for the period ended December 31, 1997. For the period ended December 31, 1997, the International Equity Fund charged no 12b-1 fees or service fees; however, the Fund intends to charge these fees in 1998.

     Expenses shown as "After Expense Reimbursements" for each Class of shares in the Core Equity, Utility Growth, and Tactical Asset Allocation Funds are based on actual fees paid by those Classes. Had expenses not been reimbursed, Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets, respectively, would have been as follows: Core Equity Fund -- Class A Shares 8.00% and 9.50%, Class C Shares 14.58% and 16.58%; Utility Growth Fund -- Class A Shares 2.57% and 4.07%, Class C Shares 2.56% and 4.56%; and Tactical Asset Allocation Fund -- Class A Shares 4.87% and 6.16%, Class C Shares 0.71% and 2.50%. Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets of the International Equity Fund would have been 1.69% and 2.68%, respectively. The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The Funds do not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Funds see "The Trust and Its Management" and "Distribution Plans."

     With respect to the Core Equity, Utility Growth, and Tactical Asset Allocation Funds, the Board of Trustees of the Trust believes that the aggregate per share expenses of each Fund and corresponding Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Trust and the Portfolios, see "The Trust and Its Management" herein and "Investment Adviser and Manager" in the Statement of Additional Information.

     THE TABLE AND HYPOTHETICAL EXAMPLES ABOVE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights for each of the Trust's current funds are listed below. This information has been audited in conjunction with the audits of the financial statements of The Flex-Partners and their corresponding Portfolios by KPMG Peat Marwick LLP, independent certified public accountants for each of the periods ended December 31, 1995 through December 31, 1997.

                                                              1997*
CORE EQUITY FUND                                      CLASS A      CLASS C

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.50       $12.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                            0.01        (0.01)
Net Gains or Losses on Securities
   (both realized and unrealized)                       0.24         0.24
Total from Investment Operations                        0.25         0.23

LESS DISTRIBUTIONS
Dividends (from net investment income)                 (0.01)         --
Distributions (from capital gains)                     (0.05)       (0.05)
Distributions (in excess of capital gains)             (0.02)       (0.02)
Total Distributions                                    (0.08)       (0.07)
NET ASSET VALUE, END OF PERIOD                        $12.67       $12.66
TOTAL RETURN                                            2.00%(1)     1.88%(1)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)                        $245          $80
Ratio of Expenses to Average Net Assets                 2.00%(2)     2.25%(2)
Ratio of Net Income (Loss) to Average Net Assets        0.10%(2)    (0.13)%(2)
Ratio of Expenses to Average Net Assets,
     before reimbursement of fees                       9.50%(2)    16.58%(2)
Ratio of Net Income (Loss) to Average Net Assets,
     before reimbursement of fees                      (7.40%)(2)  (14.46%)(2)
Portfolio Turnover Rate                                  130%          130%

* August 1, 1997 (date of commencement of operations) to December 31, 1997
(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

                                              1997               1996               1995*
UTILITY GROWTH FUND                     CLASS A  CLASS C   CLASS A  CLASS C   CLASS A  CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD    $15.09   $14.91    $14.26   $14.27    $12.50   $12.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)              0.22     0.19      0.29     0.26      0.12     0.10
Net Gains or Losses on Securities
     (both realized and unrealized)       4.03     3.99      1.48     1.49      1.76     1.77
Total From Investment Operations          4.25     4.18      1.77     1.75      1.88     1.87

LESS DISTRIBUTIONS
Dividends (from investment income)       (0.22)   (0.19)    (0.29)   (0.26)    (0.12)   (0.10)
Distributions (from capital gains)       (1.75)   (1.73)    (0.65)   (0.85)      --       --
Total Distributions                      (1.97)   (1.92)    (0.94)   (1.11)    (0.12)   (0.10)
NET ASSET VALUE, END OF PERIOD           17.37   $17.17    $15.09   $14.91    $14.26   $14.27
TOTAL RETURN                             28.41%   28.25%    12.61%   12.45%  15.11%(1)  15.07%(1)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)        $1,285   $1,283    $1,377   $1,515    $641       $782
Ratio of Expenses to Average Net Assets   2.00%   2.25%     1.75%    2.00%    1.75%(2)   2.00%(2)
Ratio of Net Investment Income (Loss)
     to Average Net Assets                1.36%   1.21%     2.03%    1.85%    2.17%(2)   1.72%(2)
Ratio of Expenses to Average Net Assets,
     before reimbursement of fees         4.07%   4.56%     4.37%    4.65%   22.70%(2)  13.37%(2)
Ratio of Net Investment Income (Loss) to
     Average Net Assets, before
     reimbursement of fees               (0.71%) (1.10)%   (0.59%)  (0.80%) (18.78%)(2) (9.55%)(2)
Portfolio Turnover Rate                    41%     41%       51%      51%      5%          5%

* July 11, 1995 (date of commencement of operations) to December 31, 1995
(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

                                                   1997                1996           1995
TACTICAL ASSET ALLOCATION FUND               CLASS A  CLASS C   CLASS A*  CLASS C   CLASS C**
NET ASSET VALUE, BEGINNING OF PERIOD         $12.56   $13.52    $12.50    $13.26    $12.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                   0.40     0.14      0.14      0.10     (0.02)
Net Gains or Losses on Securities
     (both realized and unrealized)            1.78     2.26      0.55      0.57      1.84
Total From Investment Operations               2.18     2.40      0.69      0.67      1.82

LESS DISTRIBUTIONS
Dividends (from investment income)            (0.40)   (0.14)    (0.14)    (0.10)      --
Distributions (from capital gains)            (2.93)   (3.17)    (0.49)    (0.31)    (1.06)
Distributions (in excess of capital gains)    (0.34)   (0.36)      --        --        --
Total Distributions                           (3.67)   (3.67)    (0.63)    (0.41)    (1.06)
NET ASSET VALUE, END OF PERIOD               $11.07   $12.25    $12.56    $13.52    $13.26
TOTAL RETURN                                  17.29%   17.71%   5.51%(1)    5.07%    14.57%(1)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)               $36    $14,501    $137     $13,943   $11,524
Ratio of Expenses to Average Net Assets        2.00%    2.10%   1.73%(2)    2.00%     1.97%(2)
Ratio of Net Investment Income (Loss)
     to Average Net Assets                     0.99%    0.86%   2.60%(2)    0.75%    (0.29%)(2)
Ratio of Expenses to Average Net Assets,
     before reimbursement of fees              6.16%    2.50%   5.23%(2)    2.40%     2.80%(2)
Ratio of Net Investment Income (Loss) to
     Average Net Assets, before
     reimbursement of fees                    (3.17%)   0.46%  (0.90%)(2)   0.35%    (1.12%)(2)
Portfolio Turnover Rate                        395%     395%     297%       297%       186%

* August 1, 1996 (date of commencement of operations) to December 31, 1996 ** June 1, 1995 (date of commencement of operations) to December 31, 1995
(1) Not Annualized
(2) Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

     INTERNATIONAL EQUITY FUND                            1997*

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (LOSS)                              (0.02)
Net Gains or Losses on Securities
     (both realized and unrealized)                       (0.30)
Total from Investment Operations                          (0.32)

LESS DISTRIBUTIONS
Dividends (from net investment income)                    --
Distributions (from capital gains)                        --
Distributions (in excess of capital gains)                --
Total Distributions                                       --

NET ASSET VALUE, END OF PERIOD                           $12.18
TOTAL RETURN                                              (2.56)%(1)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)                         $12,190
Ratio of Expenses to Average Net Assets                    2.00%(2)
Ratio of Net Income (Loss) to Average Net Assets          (0.43%)(2)
Ratio of Expenses to Average Net Assets,
     before reimbursement of fees                          2.68%(2)
Ratio of Net Income (Loss) to Average Net Assets,
     before reimbursement of fees                         (1.11%)(2)
Portfolio Turnover Rate                                      13%
Average Brokerage Commission Per Share                    $0.0316

* September 2, 1997 (date of commencement of operations) to December
31, 1997
(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISONS
--------------------------------------------------------------------------------


[Line Graph] The following information was
             presented as a line graph.

UTILITY GROWTH FUND CLASS A SHARES VS. THE DOW JONES UTILITY AVERAGE AND MORNINGSTAR'S AVERAGE UTILITIES FUND
The Growth of $10,000 (07/11/95* to 12/31/97)

TOTAL RETURN

         Utility              Utility           The Dow Jones    Morningstar's
       Growth Fund          Growth Fund            Utility         Average
     with sales charge   without sales charge      Average*     Utilities Fund*

        $10,000                $10,000            $10,000          $10,000
1995    $11,050                $11,511            $11,483          $11,425
1996    $12,445                $12,963            $12,528          $12,585
1997    $15,981                $16,646            $15,425          $15,745


  UTILITY GROWTH FUND
       A SHARES
    AVERAGE ANNUAL
     TOTAL RETURN
        1 Year
  with sales charge
        23.26%

        1 Year
 without sales charge
        28.41%

    Since Inception
      (7/11/95)
   with sales charge
        20.85%

   Since Inception
      (7/11/95)
  without sales charge
        22.86%


The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year. The Dow Jones Utility Average does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

[Line Graph] The following information was
             presented as a line graph.

UTILITY GROWTH FUND CLASS C SHARES VS. THE DOW JONES UTILITY AVERAGE AND MORNINGSTAR'S AVERAGE UTILITIES FUND
The Growth of $10,000 (07/11/95* to 12/31/97)

TOTAL RETURN

         Utility              Utility           The Dow Jones    Morningstar's
       Growth Fund          Growth Fund            Utility         Average
     with sales charge   without sales charge      Average*     Utilities Fund*

        $10,000               $10,000              $10,000          $10,000
1995    $11,357               $11,507              $11,483          $11,425
1996    $12,790               $12,940              $12,528          $12,585
1997    $16,596               $16,596              $15,425          $15,745


   UTILITY GROWTH FUND
       C SHARES
     AVERAGE ANNUAL
      TOTAL RETURN

         1 Year
    with sales charge
         26.75%

         1 Year
   without sales charge
         28.25%

     Since Inception
        (7/11/95)
    with sales charge
         22.71%

     Since Inception
        (7/11/95)
   without sales charge
         22.71%


The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year. The Dow Jones Utility Average does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

1997 IN REVIEW

     In 1997, Utility Growth Fund Class A shares provided shareholders with a total return of 28.41% without a sales charge and a total return of 23.26% after sales charge, and Class C shares provided shareholders with a total return of 28.25% without a sales charge and a total return of 26.75% after sales charge. For the same period, the Dow Jones Utility Average provided a total return of 23.00% and the average Utilities Fund monitored by Morningstar, Inc. provided a total return of 25.37%.

     The background environment for utilities, exemplified by the Federal Reserve Board's decision to raise interest rates in March, was unfriendly during the first quarter of 1997, though the Utility Growth Fund managed to hold its own with little damage. The environment improved during the second and third quarters, and the Portfolio was aided by several mergers, including LGE/ KU Energy and Bell Atlantic/NyNex. Telecommunications stocks, which accounted for approximately 30 to 40 percent of the Portfolio during 1997, benefited greatly from the trend toward deregulation in the industry. Natural gas holdings, which accounted for approximately 20 to 23 percent of the Portfolio, also performed well. Finally, long-term bond rates continued to decline during 1997, resulting in an interest rate environment supportive of utilities, which finished the year strongly as institutional managers rushed to the sector to lock in gains for the year.


[Line Graph] The following information was
             presented as a line graph.

TACTICAL ASSET ALLOCATION FUND CLASS A SHARES VS. THE S&P 500
COMPOSITE STOCK PRICE INDEX
AND MORNINGSTAR'S AVERAGE ASSET ALLOCATION FUND
The Growth of $10,000 (8/1/96 to 12/31/97)

TOTAL RETURN

       Tactical Asset      Tactical Asset       The S&P 500      Morningstar's
      Allocation Fund     Allocation Fund     Composite Stock    Average Asset
     with sales charge  without sales charge   Price Index*     Allocation Fund

         $10,000              $10,000             $10,000          $10,000
1996     $10,129              $10,551             $11,684          $10,991
1997     $11,880              $12,375             $15,307          $12,816


  TACTICAL ASSET
 ALLOCATION FUND
    A SHARES
  AVERAGE ANNUAL
  TOTAL RETURN

     1 Year
 with sales charge
     12.63%

     1 Year
 without sales charge
     17.29%

 Since Inception
    (8/1/96)
 with sales charge
     12.95%

 Since Inception
    (8/1/96)
 without sales charge
     16.25%


The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

*The S&P 500 Composite Stock Price Index is an unmanaged index and does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

[Line Graph] The following information was
             presented as a line graph.


TACTICAL ASSET ALLOCATION FUND CLASS C SHARES VS. THE S&P 500
COMPOSITE STOCK PRICE INDEX
AND MORNINGSTAR'S AVERAGE ASSET ALLOCATION FUND
The Growth of $10,000 (6/1/95 to 12/31/97)

TOTAL RETURN

       Tactical Asset      Tactical Asset       The S&P 500      Morningstar's
      Allocation Fund     Allocation Fund     Composite Stock    Average Asset
     with sales charge  without sales charge   Price Index*     Allocation Fund

         $10,000          $10,000                 $10,000           $10,000
1995     $11,307          $11,457                 $11,709           $11,109
1996     $11,963          $12,038                 $14,396           $12,476
1997     $14,170          $14,170                 $18,859           $14,547

  TACTICAL ASSET
 ALLOCATION FUND
    C SHARES
 AVERAGE ANNUAL
  TOTAL RETURN

      1 Year
 with sales charge
      16.35%

      1 Year
 without sales charge
      17.71%

 Since Inception
     (6/1/95)
 with sales charge
      14.44%

 Since Inception
     (6/1/95)
 without sales charge
      14.44%

The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

*The S&P 500 Composite Stock Price Index is an unmanaged index and does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

1997 IN REVIEW

     In 1997, Tactical Asset Allocation Fund A shares provided shareholders with a total return of 17.29% without a sales charge and a total return of 12.63% after sales charge, and Class C Shares provided shareholders with a total return of 17.71% without a sales charge and a total return of 16.35% after sales charge. For the same period, the S&P 500 Composite Stock Index provided a total return of 33.35% and the average Asset Allocation mutual fund monitored by Morningstar, Inc. provided a total return of 16.72%.

     Due to increased volatility caused in part by the Federal Reserve Board's decision in March to raise interest rates, the Tactical Asset Allocation Fund adopted several partially defensive positions during the first quarter of 1997 before gaining full exposure to the stock market during the second quarter. Throughout much of the first half of 1997, the Fund achieved its stock market exposure through investment in large-capitalization, growth-oriented mutual funds and via exposure to the S&P 500 Index, which outperformed many small-capitalization, high-technology stocks during this period. The Fund underwent a fairly substantial change during the latter part of the second quarter and into the third quarter, as it shifted its focus from an emphasis on mutual funds that invest in large-capitalization stocks to a 50-50 split between large-cap and mid- to small-cap mutual funds. As market conditions worsened during October, the Manager's discipline dictated that it reduce the Fund's equity exposure to 55 percent. Following the October correction, the Fund maintained its partially defensive position through mid-November, after which it gradually increased its equity exposure to approximately 90%. Then, by mid-December, the Manager believed that the market had deteriorated significantly enough to warrant a return to a partially defensive position, where the Fund remained at year's end.

Line Graph] The following information was
             presented as a line graph.

CORE EQUITY FUND FUND CLASS A SHARES VS. THE S&P 500
COMPOSITE STOCK PRICE INDEX AND
MORNINGSTAR'S AVERAGE GROWTH FUND
The Growth of $10,000 (8/1/97 to 12/31/97)

TOTAL RETURN

           Core                Core             The S&P 500     Morningstar's
       Equity Fund          Equity Fund       Composite Stock      Average
     with sales charge  without sales charge    Price Index*     Growth Fund

         $10,000              $10,000             $10,000          $10,000
1997     $ 9,792              $10,200             $10,169          $ 9,853


  CORE EQUITY FUND
     A SHARES
      PERIOD
   TOTAL RETURN

  Since Inception
     (8/1/97)
 with sales charge
      -2.07%

  Since Inception
      (8/1/97)
  without sales charge
        2.00%


The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

* The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year. The S&P 500 Composite Stock Price Index is an unmanaged index and does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

[Line Graph] The following information was
             presented as a line graph.

CORE EQUITY FUND FUND CLASS C SHARES VS. THE S&P 500
COMPOSITE STOCK PRICE INDEX AND
MORNINGSTAR'S AVERAGE GROWTH FUND
The Growth of $10,000 (8/1/97 to 12/31/97)

TOTAL RETURN

          Core                Core             The S&P 500     Morningstar's
       Equity Fund          Equity Fund       Composite Stock      Average
     with sales charge  without sales charge    Price Index*     Growth Fund

         $10,000              $10,000             $10,000          $10,000
1997     $10,038              $10,188             $10,169          $ 9,853


 CORE EQUITY FUND
    C SHARES
     PERIOD
  TOTAL RETURN

 Since Inception
    (8/1/97)
with sales charge
      0.38%

 Since Inception
     (8/1/97)
 without sales charge
       1.88%


The graph depicting the growth of $10,000 and the total return for the Fund are representative of past performance and are not intended to indicate future performance.

* The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year. The S&P 500 Composite Stock Price Index is an unmanaged index and does not reflect a sales charge or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

1997 IN REVIEW

     From its inception on August 1, 1997, Core Equity Fund Class A shares provided shareholders with a total return of 2.00% without a sales charge and a total return of -2.07% after sales charge, and Class C shares provided shareholders with a total return of 1.88% without a sales charge and a total return of 0.38% after sales charge. For the same period, the S&P 500 Composite Stock Price Index provided a total return of 1.69% and the average Growth Fund monitored by Morningstar, Inc. provided a total return of -1.47%.

     The performance of the Core Equity Fund during its first five months in existence was adversely affected by the financial woes that plagued Southeast Asian markets and prompted nervousness on Wall Street sufficient to spark the largest daily point decline in stock market history. Asian problems not only caused some direct markdowns from surprised investors, but also prompted a flight to quality that benefited the bond market and interest sensitive stocks like utilities. The twenty or so largest capitalization stocks, which had accounted for so much of the market's gain during the first half of the year, also benefited from the demand created by investors seeking a haven from the volatility of the broader market. Due in large part to this volatility, the Portfolio of the Core Equity Fund managed only a modest advance during its first 154 days of investment activity.

--------------------------------------------------------------------------------
                     PAST PERFORMANCE OF PRIVATE ACCOUNTS OF
              MR. GURNER AND SUBADVISER TO GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

     William L. Gurner, the President, Administrator and Portfolio Manager of Sector Capital, served as Manager (Trust Investments) for an employee benefit plan of a large corporation from September, 1987 through December, 1994. The following table sets forth Mr. Gurner's performance from March 1, 1991 through December 31, 1994 (from September, 1987 until March 1, 1991, the employee benefit plan did not have investment objectives, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Core Equity Fund) relating to the historical performance of the employee benefit plan managed by Mr. Gurner and Sector Capital's composite performance relating to the historical performance of private accounts managed by Sector Capital from January 1, 1995 through December 31, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage on a discretionary basis the assets of the employee benefit plan and such private accounts. The data is provided to illustrate the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Core Equity Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Core Equity Fund. Mr. Gurner and Sector Capital's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

     The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Core Equity Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Core Equity Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Core Equity Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                     PERFORMANCE

YEAR        MR. GURNER      SECTOR CAPITAL'S      S&P 500(1)
----        ----------      ----------------      ----------

1991(2)       18.79%              N.A.             16.66%
1992           8.26%              N.A.              7.69%
1993          14.78%              N.A.             10.00%
1994           0.97%              N.A.              1.30%
1995           N.A.              45.79%            37.53%
1996           N.A.              26.27%            23.08%

(1) The S&P 500 Composite Stock Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.

-----------------------
*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     Each Fund and each Portfolio has its own separate investment objectives and policies, as set forth below. Except as otherwise expressly provided herein, these investment objectives and policies, which are identical for a Fund and its corresponding Portfolio, where applicable, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in a Fund, or a Portfolio, without 30 days prior written notice to shareholders. With the exception of the International Equity Fund, each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. As a result, the Core Equity Fund invests in the Growth Stock Portfolio, the Utility Growth Fund invests in the Utilities Stock Portfolio, and the Tactical Asset Allocation Fund invests in the Mutual Fund Portfolio. For more information concerning the investment structure of a Fund which invests its assets in a corresponding Portfolio, see "Other Information - Investment Structure."

     Since the investment characteristics of each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds will correspond directly to those of its corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio. Additional information about the investment policies of each Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of a Portfolio will be achieved.

GROWTH STOCK PORTFOLIO
(CORE EQUITY FUND)

     The Growth Stock Portfolio seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Current income will not be a primary objective. Under normal circumstances, (i) at least 80% of the Portfolio's total assets will be invested in domestic common stocks and (ii) at least 65% of the Portfolio's total assets will be invested in growth stocks.

     Common stocks are selected for the Portfolio from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S&P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Subadviser) comprising the S&P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market capitalization-weighted basis. The Subadviser continuously reviews the representation of the industry sectors in the S&P 500 and continuously categorizes domestic publicly traded common stocks into a specific industry sector.

     The total market value of the common stocks in each industry sector of the S&P 500 is compared by the Subadviser to the total market value of all common stocks in the S&P 500 to determine each industry sector's weighting in the S&P
500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S&P 500 at the end of any month, the amount of assets in the Portfolio allocated to that industry sector will be reallocated by the Subadviser. The Subadviser may make a reallocation more frequently than monthly if it chooses to do so in its sole discretion. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover.

     Except as otherwise provided below, the assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Board of Trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more Sector Advisers, except that in the event a proposed Sub-subadvisory Agreement is terminated leaving no Sector Adviser to manage the assets of the Portfolio representing an industry sector, the Subadviser will, upon termination and until a new Sector Adviser were selected, manage and "index" the assets of the Portfolio representing the applicable industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each Sector Adviser is limited to the list of companies identified by the Subadviser that represents the Sector Adviser's specific industry sector. Each Sector Adviser then selects those common stocks which, in its opinion, best represent the industry sector the Sector Adviser has been assigned. In selecting securities for the Portfolio, the Sector Advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sector Advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary investments such as money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. See "Additional Investment Policies - Money Market Instruments and Bonds." The Portfolio may purchase stock index futures contracts and related options. See "Additional Investment Policies - Hedging Strategies and Option Strategies." Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

     As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer and with respect to 75% of the total assets of the Portfolio, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. Government Securities, as defined in the Investment Company Act of 1940) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

     See the Fund's Statement of Additional Information for other details.

UTILITIES STOCK PORTFOLIO
(UTILITY GROWTH FUND)

     The Utilities Stock Portfolio's investment objective is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective. There can be no assurance that such objective will be achieved.

     The Portfolio seeks to achieve its objective by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the Subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's total assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the Subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its total assets in securities that are deemed to be illiquid. See "Investment Policies and Limitations" in the Statement of Additional Information.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the Subadviser, provide a high level of current income and growth of income and secondarily, capital appreciation, but only when consistent with its primary investment objective.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment objective.

     The Subadviser emphasizes quality in selecting investments for the Portfolio, and in addition to looking for high credit ratings, the Subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above-average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the Subadviser.

     A change in prevailing interest rates is likely to affect the Portfolio's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     During periods when the Subadviser deems it necessary for temporary defensive purposes, the Portfolio may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     Except as otherwise expressly provided herein, all investment objectives and policies stated throughout this prospectus are not fundamental and may be changed without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. The Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or
(b) the Fund would hold more than 10% of the voting securities of such issuer. The foregoing investment policies regarding concentration and diversification are fundamental and may not be changed without shareholder approval. See "Investment Policies and Limitations" in the Statement of Additional Information.

SOCIAL INVESTMENT POLICY - UTILITIES STOCK PORTFOLIO

     The Utility Growth Fund has adopted a social investment policy (the "Policy"), which provides an opportunity for investors to participate in the equity market without being exposed to many areas of the economy that investors may find socially objectionable. Pursuant to the Policy, the Utilities Stock Portfolio will not invest in companies that, based upon information received from third party research groups, are shown to be involved in animal testing, the production of nuclear power, or the alcohol, tobacco, gambling, and firearms industries. In addition, the Portfolio will not invest in companies primarily involved in weapons production or the defense industry. Please see "Investment Policies and Limitations" in the Fund's Statement of Additional Information.

MUTUAL FUND PORTFOLIO
(TACTICAL ASSET ALLOCATION FUND)

     The Mutual Fund Portfolio's investment objective is growth of capital. The Portfolio will seek to attain its investment objective through investment in the shares of open-end investment companies--commonly called mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance.

     Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other funds of The Flex-Partners family of funds or The Flex-funds family of funds, the corresponding portfolios of which are also managed by the Manager.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Manager's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Manager's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may invest up to 100% of its assets to do so.

     The Portfolio may invest temporarily in money market instruments for defensive purposes, if the Manager deems it advisable to do so. See the Fund's Statement of Additional Information for other details.

     During periods when the Manager deems it necessary for temporary defensive purposes, or pending investment of proceeds from new sales of Fund shares or to meet its ordinary daily cash needs, the Portfolio may invest without limit in high quality money market instruments. These instruments may include commercial paper, certificates of deposit, banker's acceptances and other bank obligations, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term obligations of foreign issuers, denominated in U.S. dollars and traded in the United States.

     Except as otherwise expressly provided herein, all investment objectives and policies stated throughout this prospectus are not fundamental and may be changed without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders.

INTERNATIONAL EQUITY FUND

     The International Equity Fund seeks long-term growth from investing primarily in equity securities of foreign issuers. Normally, the Fund invests at least 70% of its assets in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts ("ADR's"), European Depositary Receipts ("EDR's") and Global Depositary Receipts ("GDR's") (collectively, "depositary receipts"). However, the Fund is not required to invest in equity securities of foreign issuers and may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The Fund intends to diversify its assets broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. Investments may be made in developed as well as developing countries. The Fund currently does not intend to invest more than 30% of its total assets in issuers in, or governments of, developing countries. Investing in issuers located in developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

     Currently, assets of the Fund invested in developed countries are primarily invested in Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Currently, assets of the Fund invested in developing countries are invested primarily in Portugal, Poland, Czech Republic, Hungary, Turkey, India, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Venezuela, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile and Mexico.

     The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. The Fund may purchase temporary investments, lend its portfolio securities, purchase stock index futures contracts, and purchase and write options thereon. See "Additional Investment Policies - International Equity Fund."

     As a fundamental policy, with respect to 75% of the total assets of the Fund, the Fund will not purchase a security of any issuer (other than U.S. Government Securities or securities of other investment companies, if otherwise permissible) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets, and the Fund may not own more than 10% of the outstanding voting shares of any such issuer.

     The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a separate diversified, open-end management investment company having substantially the same investment objective as the Fund. The Fund's investment policies permit such an investment. Shareholders will receive 30 days prior written notice with respect to any such investment.

     Except as otherwise expressly provided herein, the investment objective and policies of the Fund are not fundamental and may be changed by the Trustees without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders.

     Additional information about the investment policies of the Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Fund will be achieved.

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
            GROWTH STOCK, UTILITIES STOCK AND MUTUAL FUND PORTFOLIOS
--------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Growth Stock, Utilities Stock, and Mutual Fund Portfolios will limit their purchases, denominated in U.S. dollars, to the following securities:

     o U.S. Government Securities and Securities of its Agencies and Instrumentalities

     o    Bank Obligations and Instruments Secured Thereby

     o High Quality Commercial Paper--The Portfolio may invest in commercial paper rated no lower than "A-2" by S&P or "Prime-2" by Moody's, or, if not rated, issued by a company having an outstanding debt issue rated at least A by S&P's or Moody's.

     o Private Placement Commercial Paper--unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolios.

     o High Grade Corporate Obligations--obligations rated at least A by S&P's or Moody's.

     o Repurchase Agreements Pertaining to the Above--The Portfolios may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. No Portfolio will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

     The Tactical Asset Allocation Fund, which invests all of its investable assets in the Mutual Fund Portfolio, is an asset allocation fund. The Manager's tactical asset allocation discipline, called "defensive investing," has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in the Portfolio.

HEDGING STRATEGIES

     Each Portfolio may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Manager or Subadviser (in the case of the Growth Stock Portfolio and Utilities Stock Portfolio) is implementing a change in a specific investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     A Portfolio will not engage in transactions in financial futures contracts or related options for speculation, but only as a hedge against changes in the market value of securities held in its portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-Partners. All futures transactions for a Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever a Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, a Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by a Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     These financial futures contracts or related options used by a Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways (See "Risk Factors.")

     A Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolios expect that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolios will be able to realize this objective and, as noted below under "Risk Considerations," there are some risks in utilizing a hedging strategy.

PORTFOLIO TURNOVER

     Because the Manager (in the case of the Mutual Fund Portfolio) and the

Subadviser (in the case of the Utilities Stock Portfolio) may employ flexible defensive investment strategies when market trends are not considered favorable, the Manager and the Subadviser may occasionally change the entire portfolios in the Utilities Stock Portfolio and Mutual Fund Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

     The Growth Stock Portfolio's annual portfolio turnover rate was 130% in 1997. The Utilities Stock Portfolio's annual portfolio turnover rate was 41% in 1997. The Mutual Fund Portfolio's annual portfolio turnover rate was 395% in 1997. See "Income Dividends and Taxes."

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     In seeking to meet its investment objective, the International Equity Fund may invest in any type of security whose investment characteristics are consistent with the Fund's investment program. These and some of the other investment strategies the Fund may use are described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

     When allocating investments among countries, the Subadviser will consider various criteria, including the relative economic growth potential of the various countries' economies; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. By investing in foreign securities, the Subadviser will attempt to take advantage of differences between economic trends and performance of securities markets in various countries.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. The Fund may invest up to 10% of its total assets in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the Fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

     ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by the Subadviser, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may invest up to 20% of its total assets in money market funds and the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Subadviser; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. Risks associated with an investment in open-end investment companies, such as money market funds, are described under "Open-End Investment Companies."

     BORROWING. As a fundamental policy, the Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     SHORT SALES. The Fund may sell securities short, provided it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. For example, if the Subadviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Fund is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain.

     OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is

"covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     CLOSED-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

     OPEN-END INVESTMENT COMPANIES. The Fund may invest in money market funds, which are open-end investment companies, and foreign open-end investment companies. The Fund may also invest all of its assets in an open-end investment company having substantially the same investment objective as the Fund (See "Investment Objectives and Policies"). Some countries have authorized the formation of open-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 5% of the value of its total assets in the securities of any single open-end investment company and up to 10% of the value of its total assets in the securities of all open-end investment companies in which the Fund invests.

     The Fund and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying open-end investment company. Accordingly, when affiliated persons hold shares of any of the underlying open-end investment companies, the Fund's ability to invest fully in shares of those open-end investment companies is restricted, and the Subadviser must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying open-end investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying open-end investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying open-end investment company's outstanding securities therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of the Fund's assets.

     Investment decisions by the investment advisors of the underlying open-end investment companies are made independently of the Fund and its Subadviser. Therefore, the investment advisor of one underlying open-end investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such investment company. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     By investing in an open-end investment company indirectly through the Fund, an investor will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying open-end investment company. In addition, a shareholder of the Fund indirectly bears any expenses paid by an underlying open-end investment company related to the distribution of its shares.

     FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Asset Coverage for Futures and Options Positions" in the Statement of Additional Information. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     DEPOSITARY RECEIPTS. ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDR's and GDR's are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

PORTFOLIO TURNOVER

     Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the Fund's annual portfolio turnover rate will not exceed 60%. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

     The portfolio turnover rate for the Fund was 13% for the period from September 2, 1997 (date of commencement of operations) through December 31, 1997.

     See "Growth Stock Portfolio Transaction Policies" and "Income Dividends and Taxes."

--------------------------------------------------------------------------------
                               RISK CONSIDERATIONS
--------------------------------------------------------------------------------

GROWTH STOCK PORTFOLIO
(CORE EQUITY FUND)

     The Growth Stock Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. When the Growth Stock Portfolio is invested in smaller capitalization issues, it could be subject to wider price fluctuations than the stock market as measured by popular market indices.

     There is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Growth Stock Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     The use of multiple Sector Advisers or the replacement of a Sector Adviser may increase the Growth Stock Portfolio's portfolio turnover rate, realizations of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolio and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends and Taxes."

UTILITIES STOCK PORTFOLIO
(UTILITY GROWTH FUND)

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan; the Utilities Stock Portfolio seeks a high level of current income and growth of income, with capital appreciation as a secondary objective. The Utilities Stock Portfolio invests primarily in common stock, preferred stock and securities convertible into common or preferred stock. Changes in interest rates may also affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The Utility Growth Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

MUTUAL FUND PORTFOLIO
(TACTICAL ASSET ALLOCATION FUND)

     The Mutual Fund Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The Mutual Fund Portfolio may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively impact the value of the Mutual Fund Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Mutual Fund Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Although the Mutual Fund Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Mutual Fund Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     An investor in Tactical Asset Allocation Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Mutual Fund Portfolio, he will bear not only his proportionate share of the expenses of the Mutual Fund Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

ADDITIONAL RISK FACTORS - GROWTH STOCK, UTILITIES STOCK AND MUTUAL FUND
PORTFOLIOS

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the security underlying the option contract and the risk that there may not be a liquid secondary market for the option when a Portfolio seeks to repurchase a call option. In addition, the total premium paid for an option contract could be lost if a Portfolio does not sell the contract or exercise the contract prior to its expiration date. Entering into a covered call writing transaction can also limit the appreciation potential of a Portfolio.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager or the Subadviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful. There may not be a liquid market for futures positions when a Portfolio seeks to remove a hedge transaction. The liquidity of both options and futures contracts may also be affected if options and futures exchanges impose trading halts, particularly when markets are volatile.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by a Portfolio to implement its hedging strategies (see "Hedging Strategies") are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     Each of the Portfolios may invest in private placement commercial paper and repurchase agreements with banks and securities brokers.

     All repurchase agreements entered into by a Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolios. A Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

INTERNATIONAL EQUITY FUND

     As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of the shares of the Fund. Changes in currency valuations will also affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Subadviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

     The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "Foreign Investments" in the Statement of Additional Information. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investment in developed countries.

     Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlement has been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Use of futures or options contracts is further dependent on the Subadviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Prospectus and the Statement of Additional Information.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on June 22, 1992. All of its constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Core Equity, Utility Growth, and Tactical Asset Allocation Funds because the Trust seeks to achieve the investment objectives of those Funds by investing each Fund's assets in its corresponding Portfolio. Each Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser. The International Equity Fund has also retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974 and to mutual funds since 1982. The Manager serves the Portfolios and the International Equity Fund pursuant to Investment Advisory Contracts under the terms of which it has agreed to provide an investment program within the limitations of each Portfolio's and the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio and Fund business, other than accounting services and services which are provided by each Portfolio's or the International Equity Fund's custodian, transfer agent, independent accountants and legal counsel, and investment advisory services provided by the Subadvisers to the Growth Stock Portfolio, Utilities Stock Portfolio, and International Equity Fund.

     The Manager has served as the investment adviser to the Growth Stock Portfolio and its predecessor since 1985. The Manager engaged Sector Capital Management, L.L.C. and the Sector Advisers to manage the Growth Stock Portfolio's equity investments beginning December 31, 1996. The Manager invests the Growth Stock Portfolio's liquidity reserves and may invest the Growth Stock Portfolio's financial futures contracts and related options. See "Additional Investment Policies - Hedging Strategies and Option Strategies."

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are R. Meeder & Associates, Inc.; Mutual Funds Service Co., the Funds' transfer agent; Adviser Dealer Services, Inc., the Funds' distributor; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager earns an annual fee, payable in monthly installments, from each Portfolio at the rate of 1.00% of the first $50 million, .75% of the next $50 million and .60% in excess of $100 million, of average net assets. The Manager earns an annual fee from the International Equity Fund at the rate of 1.00% of the Fund's average net assets, payable in monthly installments. These fees are higher than the fees charged to most other investment companies.

     With regard to the Growth Stock Portfolio, all compensation paid to the Manager will be shared by the Manager and the Subadviser out of the Manager's fee from the Portfolio in accordance with a formula such that the Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio on December 31, 1996 (the effectiveness of the subadvisory arrangement); then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets on such date; then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fee of 0.75% will be shared such that the Manager will receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee would be shared such that the Manager would receive 0.25% and Subadviser 0.35%.

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolios and the Funds by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in each Portfolio is $7,500. The annual minimum fee for the International Equity Fund is $30,000. Subject to the applicable minimum fee, the fee in each Portfolio and the International Equity Fund is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Portfolio's average net assets. In addition, each Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Funds' average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Funds. Services provided to the Funds include coordinating and monitoring any third party services to the Funds; providing the necessary personnel to perform administrative functions for the Funds; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewed annually by the Trustees of the Trust and the Portfolios. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. amounted to $162,885 for all of the Portfolios and the International Equity Fund.

     A broker-dealer, including the Manager's affiliate, Adviser Dealer Services, Inc., may use a portion of the commissions paid by a Portfolio or the International Equity Fund to reduce the Portfolio's or the Fund's expenses. The Manager, Subadvisers and Sector Advisers may take into account sales of shares of a Fund and other funds advised by them in selecting broker-dealers to effect portfolio transactions on behalf of a Portfolio or the International Equity Fund.

     Information concerning the Trustees and officers of the Trust and the Portfolios appears in the Statement of Additional Information.

SUBADVISER - GROWTH STOCK PORTFOLIO

     Sector Capital Management, L.L.C. ("Sector Capital"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Growth Stock Portfolio's subadviser under an Investment Subadvisory Agreement among the Portfolio, the Manager and Sector Capital. Sector Capital furnishes investment advisory services in connection with the management of the Portfolio.

     The Manager and Sector Capital have the ultimate responsibility for the investment performance of the Portfolio due to the Manager's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the Sector Advisers and recommend their hiring, termination and replacement.

     Sector Capital is a Georgia limited liability company that has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995. As of December 31, 1997, Sector Capital held discretionary investment authority over approximately $350 million of assets. Sector Capital is controlled by William L. Gurner and John K. Donaldson. Mr. Gurner is primarily responsible for the day-to-day management of the Portfolio through interaction with each of the Sector Advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of Sector Capital. Mr. Gurner has been associated with Sector Capital since its inception in January, 1995. Mr. Gurner, President, Administrator, Manager and a Member of Sector Capital, is a Trustee of the Trust, the Portfolios, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios.

     Sector Capital and the Portfolio have entered into a Sub-subadvisory Agreement with each Sector Adviser selected for the Portfolio. It is Sector Capital's responsibility to select, subject to the review and approval of the Portfolio's Board of Trustees, the Sector Advisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. In addition, it is Sector Capital's responsibility to categorize publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Portfolio's financial futures contracts and related options.

     Subject to the supervision and direction of the Portfolio's Board of Trustees, Sector Capital provides to the Portfolio investment management evaluation services principally by performing initial due diligence on prospective Sector Advisers for the Portfolio and thereafter monitoring Sector Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sector Advisers. In evaluating prospective Sector Advisers, Sector Capital considers, among other factors, each Sector Adviser's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. Sector Capital has responsibility for communicating performance expectations and evaluations to Sector Advisers and ultimately recommending to the Board of Trustees of the Portfolio whether Sector Advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

     Sector Capital pays each Sector Adviser a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by Sector Capital to the Sector Adviser at an annual rate equal to 0.25%.

     Investors should be aware that Sector Capital may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, Sector Capital's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Portfolio.

     Although Sector Capital and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Portfolio's performance compared to the applicable indices and also will review the Portfolio's compliance with its investment objectives and policies.

     While the investment professionals of the subadviser have experience in asset management and the selection of investment advisers, prior to Sector Capital becoming the subadviser to the Portfolio, on December 31, 1996, it did not have previous experience in providing investment advisory services to an investment company.

     The Portfolio has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits the Portfolio and Sector Capital to enter into and materially amend Investment Sub-subadvisory Agreements with Sector Advisers without such agreements being approved by the Portfolio's investors or the Fund's shareholders except for Investment Sub-subadvisory Agreements with an affiliated person of the Portfolio, the Manager or Sector Capital other than by reason of such affiliated person serving as an existing Sector Adviser to the Portfolio. The exemptive order also permits the Portfolio and the Fund to disclose, on an aggregate basis, the fees paid to Sector Advisers who are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new Sector Advisers, the Manager and Sector Capital will furnish shareholders of the Fund with an information statement about the new Sector Adviser and Investment Sub-subadvisory Agreement. Any changes to the Investment Advisory Contract between the Portfolio and the Manager or the Investment Subadvisory Agreement among the Portfolio, Manager and Subadviser will still require shareholder approval. The initial shareholder of the Core Equity Fund approved the operation of the Fund in accordance with the exemption.

     SECTOR ADVISERS - GROWTH STOCK PORTFOLIO: The Sector Advisers have agreed to an investment advisory fee based on the average net assets of the Growth Stock Portfolio assigned to them by Sector Capital at an annual rate equal to
 .25%, which is generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and for which they perform all administrative responsibilities.

     Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Portfolio, each Sector Adviser's responsibilities are limited to managing its portion of the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio. The following sets forth certain information about each of the Sector Advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through stock ownership. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolios, and The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1997, Hallmark held discretionary investment authority over approximately $145 million of assets. Peter S. Hagerman, Katherine A. Skwieralski, and Jeffrey P. Braff each own more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1997, Barrow held discretionary investment authority over approximately $28.8 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of

Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1997, The Mitchell Group held discretionary investment authority over approximately $315 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1997, Ashland managed accounts having a value of approximately $1.3 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Parry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terrence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     SCUDDER KEMPER INVESTMENTS, INC. serves as Sector Adviser to the finance sector of the Portfolio. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Thaddeus W. Paluszek is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Scudder Kemper. Mr. Paluszek is Vice President of Scudder Kemper and has been associated with Scudder Kemper since 1993. Scudder Kemper's principal executive offices are located at 345 Park Avenue, New York, NY 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as Sector Adviser to the technology sector of the Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $30.0 billion of assets under management as of December 31, 1997. Dresdner RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. Dresdner RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of Dresdner RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of Dresdner RCM, Michael J. Apatoff, President and Principal of Dresdner RCM, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, Joachim Madler, Director of Dresdner, Luke D. Knecht, Senior Vice President of Dresdner RCM, Jeffrey S. Rudsten, Principal of Dresdner RCM, William S. Stack, Principal of Dresdner RCM, and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of Dresdner RCM. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. Dresdner RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent Dresdner RCM from continuing to perform investment management services for the Portfolio.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as Sector Adviser to the health sector of the Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA-UAP, a French insurance holding company. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

SUBADVISER - UTILITIES STOCK PORTFOLIO

     Miller/Howard Investments, Inc. ("Miller/Howard"), 141 Upper Byrdcliffe Road, Woodstock, New York 12498, serves as the Utilities Stock Portfolio's subadviser under an Investment Subadvisory Agreement between the Manager and Miller/Howard. Miller/Howard furnishes investment advisory services in connection with the management of the Utilities Stock Portfolio. The Subadviser is compensated for its services by the Manager based on the value of the average daily net assets of the Portfolio, payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory contract and supervises the Subadviser's performance of such services.

     Miller/Howard, a Delaware corporation, is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets.

SUBADVISER - INTERNATIONAL EQUITY FUND

     Commercial Union Investment Management, Limited ("Commercial Union") is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization which has managed global and international assets since 1861, and can trace its roots back to 1696. Commercial Union was established in 1986 by the Commercial Union plc. as an independent investment management company in its own right, and as of December 31, 1997, Commercial Union and its affiliates have $115 billion in assets under management. Commercial Union is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. Commercial Union is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986.

     Commercial Union serves as the Fund's subadviser under an Investment Subadvisory Agreement between the Manager and Commercial Union. Commercial Union and its affiliates have their principal offices at St. Helen's, 1 Undershaft, London, England EC3P 3DQ and have investment offices in Amsterdam, Paris, Boston, Toronto, Tokyo, Singapore, Cape Town and Melbourne. Commercial Union owns a controlling interest in the shares of the Fund. Commercial Union is compensated for its services by the Manager in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory contract and supervises Commercial Union's performance of such services.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the management of each of the Growth Stock, Utilities Stock, and Mutual Fund Portfolios, and International Equity Fund are listed below:

     William L. Gurner is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the Sector Advisers and has managed the Growth Stock Portfolio since December 31, 1996. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Growth Stock Portfolio on behalf of Sector Capital. Mr. Gurner has been associated with Sector Capital since its inception in January 1995. Mr. Gurner, President, Administrator, Manager and a Member of Sector Capital, is a Trustee of the Portfolios, the Trust, and the Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios.

     Lowell G. Miller is the portfolio manager primarily responsible for the day to day management of the Utilities Stock Portfolio. Mr. Miller is a Vice President and Trustee of the Portfolios, the Trust, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and is a director and the President of Miller/Howard. Mr. Miller has been associated with Miller/Howard and its predecessor since 1984, has managed the Utilities Stock Portfolio since its inception in 1995, and controls the Subadviser through ownership of voting common stock.

     Robert S. Meeder, Jr. and Philip A. Voelker are the portfolio managers primarily responsible for the day to day management of the Mutual Fund Portfolio. Mr. Meeder, a Vice President of the Portfolios, the Trust, and The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, is the President/Portfolio Manager of the Manager. Mr. Meeder has been associated with the Manager since 1983 and has managed the Mutual Fund Portfolio since 1988.

     Philip A. Voelker is also primarily responsible for the day-to-day management of the Money Market Portfolio and primarily responsible for managing the liquidity reserve of the Growth Stock Portfolio and managing the futures contracts and related options of the Growth Stock Portfolio on behalf of the Manager. Mr. Voelker is a Vice President and Trustee of the Portfolios, Vice President of The Flex-funds and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975, has managed the Money Market Portfolio since 1985 and began co-managing the Mutual Fund Portfolio on April 30, 1998.

     The lead portfolio manager of the International Equity Fund is David Keen. Mr. Keen is responsible for managing the overall strategic asset allocation of the Fund. Mr. Keen joined Commercial Union plc. in 1971 and Commercial Union at its inception in 1986, and he is a Director of Commercial Union. Mr. Keen is also Chief Investment Officer for all North American based accounts of Commercial Union and fund director of Commercial Union's Staff Pension Fund.

     Jane Coffee, Rodney Reid, Andrew Hitchings, Carrie Schloss and Mamoru Imai exercise regional portfolio management responsibilities for the International Equity Fund. Jane Coffee, European Fund Manager of the Subadviser, joined Commercial Union plc. in 1997 and is the portfolio manager responsible for the Fund's European (excluding the United Kingdom) portfolio. Mr. Reid, Associate Director of the Subadviser, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's United Kingdom portfolio. Mr. Hitchings, Managing Director of Commercial Union Investment Management Singapore, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's Far Eastern portfolio. Ms. Schloss, Associate Director of the Subadviser, joined the Subadviser in 1997 and is the portfolio manager responsible for the Fund's emerging markets portfolio. Mamoru Imai, Managing Director of CU Investment Management (Japan), joined the Subadviser in 1989 and performs the role of Japanese equity adviser to the Fund.

DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017 serves as the distributor of the shares of the Fund. The Distributor is an affiliated person of the Manager and a subsidiary of Muirfield Investors, Inc. The Manager, Subadvisers or the Sector Advisers may select the Distributor to execute transactions for the Portfolios or the International Equity Fund, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

     Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliated person of the Manager and a wholly-owned subsidiary of Muirfield Investors, Inc., provides stock transfer, dividend disbursing, and administrative services to each Fund.

--------------------------------------------------------------------------------
                   GROWTH STOCK PORTFOLIO TRANSACTION POLICIES
--------------------------------------------------------------------------------

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Portfolio's assets assigned to it. These practices may increase the Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolio and their shareholders. See "Portfolio Turnover" elsewhere in this Prospectus and in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends and Taxes."

     The Portfolio may effect portfolio transactions with or through the Manager, Sector Capital or Sector Advisers, or their affiliates, when the Manager, Sector Capital or Sector Advisers, as appropriate, determine that the Portfolio will receive the best net price and execution. This standard would allow the Manager, Sector Capital or Sector Advisers, or their affiliates, to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

     Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two plans of distribution pursuant to Rule 12b-1 (the "Distribution Plans") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plans, each of these Funds makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

                             CLASS            DISTRIBUTION FEE
                             -----            ----------------
                               A                    0.25%
                               C                    0.75%

     Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two service plans (the "Service Plans"). Under the provisions of the Service Plans, each of these Funds makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

                             CLASS              SERVICE FEE
                             -----              -----------
                               A                    0.25%
                               C                    0.25%

     The International Equity Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the International Equity Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund. The International Equity Fund has also adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the International Equity Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund.

     Some or all of the service fees are used to reimburse securities for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of each Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class C shares are eligible for further reimbursement after the first twelve months during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which each Fund may incur under the Distribution Plans and the Service Plans to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which each Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

     The Plans were approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit each Fund.

     The Manager or the Subadvisers may use their resources to pay expenses associated with the sale of each Fund's shares. This may include payments to third parties such as banks or broker-dealers, that provide shareholder support services or engage in the sale of each Fund's shares. However, the Funds do not pay the Manager or Subadvisers any separate fees for this service.

--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends of the Core Equity Fund and Tactical Asset Allocation Fund, if any, are declared payable to shareholders on a quarterly basis. The Utility Growth Fund's dividends, if any, are distributed at the end of each month and declared payable to shareholders on the last business day of each month to shareholders of record as of the previous business day. The International Equity Fund's dividends will be declared payable to shareholders on at least an annual basis.

     In December, each Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December. Dividends paid by the Core Equity, Utility Growth, and Tactical Asset Allocation Funds with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

     DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact your dealer. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.

     TAXES. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year. Both the Utility Growth Fund and the Tactical Asset Allocation Fund qualified as "regulated investment companies" for each of the last three fiscal years, and the Core Equity Fund and International Equity Fund qualified as "regulated investment companies" last year.

     Each Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in October, November, December and paid in January of the following year are taxable as if they were paid on December 31. Both the Core Equity Fund and the Tactical Asset Allocation Fund expect to make such a distribution in future years.

     Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

     A portion of each Fund's dividends may qualify for the dividends-received deduction available to corporations. Each Fund will send you a tax statement by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS.

     Form 1099-DIV, Dividends and Distributions will not be provided to individuals if gross dividends and other distributions are less than $10 or to corporations, retirement plans (including IRA's), tax-exempt organizations or to registered securities dealers.

     You may realize a capital gain or loss when you redeem (sell) or exchange shares of each Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

     "BUYING A DIVIDEND." The timing of your investment in the Fund could have undesirable tax consequences.

     If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

     BACKUP WITHHOLDING. Each Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for previous under reporting to the IRS, or that you are exempt from backup withholding.

     Each Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in each Fund at any time.

     CURRENCY CONSIDERATIONS. If the International Equity Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the International Equity Fund may adjust the dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

     EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the International Equity Fund and its investments and these taxes generally will reduce the International Equity Fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the International Equity Fund, but will also show the amount of the available offsetting credit or deduction.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Except in the International Equity Fund, net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of, where applicable, (1) the securities held by a Fund's Portfolio or (2) the securities held by the Fund. Net asset value is obtained by dividing the value of a Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

     Net asset value is determined separately for Class A shares and Class C shares. Although the legal rights of Class A shares and Class C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee accrual with respect to Class C shares.

     The International Equity Fund's assets are valued primarily on the basis of market quotations based on Portfolio values received at 3:00 p.m. Eastern time. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     A Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include a Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Utility Average Index, the Morgan Stanley Capital International - Europe Australia, Far East (EAFE) Index, the Morgan Stanley Capital International Emerging Markets Free Index, or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. Each Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     A Fund may provide period and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Period and average annualized total return are calculated separately for Class A shares and Class C shares, where applicable. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by the Fund's corresponding Portfolio, and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

     Shareholders will receive financial reports semi-annually that include each Fund's financial statements, including listings of investment securities held by each Fund's corresponding Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust issues its own series of shares of beneficial interest. The shares of each Fund represent an interest only in the Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Each Portfolio, in which all the investable assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that a Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund, with the exception of the International Equity Fund, seeks to achieve its investment objectives by investing all of its investable assets in a corresponding Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-494-FLEX, or (614) 766-7074.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of any Fund from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies," except as otherwise expressly provided herein, a Portfolio and a Fund's investment objective and policies are not fundamental and may be changed by their respective Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     For descriptions of the investment objective and policies of the Portfolios, see "Investment Objective and Policies." For descriptions of the management and expenses of the Portfolios, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser" and "Trustees and Officers" in the Statement of Additional Information.

     YEAR 2000

     Like other mutual funds and businesses, The Flex-Partners could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to The Flex-Partners are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or The Flex-Partners rely. In addition, The Flex-Partners has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed The Flex-Partners that they plan to be Year 2000 compliant by the end of 1998, and The Flex-Partners will continue to monitor their progress.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $2,500 ($500 for an IRA) is required to establish an account in each Fund. The minimum for subsequent investments in each Fund is $100.

     Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. BE SURE TO SPECIFY THE NAME OF THE FUND AND CLASS OF SHARES IN WHICH YOU WISH TO INVEST. A check payable to each Fund you specify must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the particular Fund(s) specified on the application (Core Equity Fund, Utility Growth Fund, Tactical Asset Allocation Fund, and International Equity Fund) and should be mailed to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by each Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Funds received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A., the Custodian for the Funds.

     If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the Fund and class of shares in which you wish to invest. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one Fund. Have your bank wire federal funds to:

     STAR BANK, N.A. CINTI/TRUST
     ABA #: 042-00001-3
     ATTENTION:  THE FLEX-PARTNERS
     (and Name of Fund - see below)
     CREDIT ACCOUNT NUMBER (account
          number for Fund as follows):

         CORE EQUITY FUND--
         Account Number 486447980

         UTILITY GROWTH FUND--
         Account Number 483608964

         TACTICAL ASSET ALLOCATION FUND--
         Account Number 483608972

         INTERNATIONAL EQUITY FUND--
         Account Number 486484298

     ACCOUNT NAME (your name)
     YOUR FLEX-PARTNERS ACCOUNT NUMBER

     Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

     No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each Fund and credited to such account.

     Each Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in a Fund may be made by mailing a check payable to the Fund you specify. PLEASE INCLUDE YOUR ACCOUNT NUMBER AND THE CLASS OF SHARES IN WHICH YOU WISH TO INVEST ON THE CHECK AND MAIL AS FOLLOWS:

         THE FLEX-PARTNERS
         C/O MUTUAL FUNDS SERVICE CO.
         P. O. BOX 7177
         DUBLIN, OHIO  43017

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     PURCHASING SHARES -- PURCHASE OPTIONS -- You may purchase "Class A" Shares or "Class C" Shares of each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds. Class A and Class C Shares bear sales charges in different forms and amounts. Class A Shares are sold with a sales charge at the time of purchase, which varies with the amount invested. Class C Shares have no initial sales charge but are subject to a contingent deferred sales charge if redeemed within twenty four months from purchase. Under a Rule 12b-1 distribution plan that provides for distribution fees and a service plan that provides for asset based service fees, Class C Shares have a higher distribution fee, which may cause a long-term shareholder to pay more than the economic equivalent of the maximum Class A Share initial sales charge. YOU SHOULD CHOOSE THE METHOD OF PURCHASING SHARES (CLASS A OR CLASS C) THAT IS MOST BENEFICIAL GIVEN THE AMOUNT OF YOUR PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES. Maximum sales charges and fees are set forth in the "Synopsis of Financial Information" above, and quantity discounts for the Class A initial sales charge are set forth below.

     CLASS A SHARES of each Fund are sold at net asset value plus the applicable sales charge as shown in the table following (the "Offering Price") for purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account. Class A

Shares also bear a Rule 12b-1 fee of .25% per annum (paid to the Distributor, Adviser Dealer Services, Inc.), of their average net asset value. In addition, Class A shares bear an asset based service fee of .25% per annum. The sales charge on Class A Shares is allocated between your investment dealer and Adviser Dealer Services, Inc. as shown below:

                       AS A PERCENTAGE      AS A PERCENTAGE
                         OF OFFERING          OF NET ASSET
                        PRICE OF THE          VALUE OF THE        DEALER'S
                           SHARES                SHARES            SALES
AMOUNT INVESTED          PURCHASED             PURCHASED         CONCESSION
---------------          ---------             ---------         ----------
Up to $100,000             4.00%                 4.17%             3.50%
$100,001 to $249,999       3.50%                 3.63%             3.00%
$250,000 to $499,999       3.00%                 3.09%             2.50%
$500,000 to $999,999       2.50%                 2.56%             2.00%
$1,000,000 or more         none                  none              none

     Shares of the International Equity Fund are sold with a sales charge at the time of purchase, which varies with the amount invested. Maximum sales charges and fees are set forth under "Synopsis of Financial Information" above, and quantity discounts for the initial sales charge are set forth in the table immediately above.

     Shares of the International Equity Fund are sold at net asset value plus the applicable sales charge as shown in the table above (the "Offering Price") for purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account. Shares also bear a Rule 12b-1 fee of .25% per annum (paid to the Distributor, Adviser Dealer Services, Inc.), of their average net asset value. In addition, shares bear an asset based service fee of .25% per annum. The sales charge is allocated between your investment dealer and Adviser Dealer Services, Inc. as shown in the table above.

     CUMULATIVE QUANTITY DISCOUNT. The above tables of reduced sales charges also apply if the dollar amount of a purchase plus the net asset value of Class A Shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or shares (International Equity Fund) then owned by the purchaser is more than $100,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned plus the amount of the purchase.

     To receive the cumulative quantity discount, the investor or securities dealer must request the discount at the time of placing the purchase order and give the Transfer Agent sufficient information to determine and confirm that the purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION. An investor may also pay reduced sales charges by signing and fulfilling the Letter of Intention on the New Account Application, which expresses the investor's intention to invest within the specified 13-month period the amount in Class A Shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or shares (International Equity Fund) indicated. The Letter of Intention may be back dated to include purchases made within 90 days prior the signing of the Letter of Intention. The Letter of Intention will not be a binding obligation on either the purchaser or the Fund.

     Purchases made under the Letter of Intention are made at the sales charge applicable to the aggregate amount to be invested under the Letter of Intention as if all shares were purchased in a single transaction. During the period covered by the Letter of Intention, the Transfer Agent will escrow shares representing 5% of the intended purchase. If the intention is not completed, a price adjustment is made, based upon the actual amount invested within the period covered by the Letter of Intention, by redemption of escrowed shares. A Letter of Intention can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intention with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intention qualify for an additional reduction in sales charge.

     CLASS C SHARES are sold at net asset value without an initial sales charge, but if redeemed within eighteen months of purchase (the "CDSC Period"), a contingent deferred sales charge ("CDSC") equal to 1.50% of the lesser of the current market value or the cost of the shares being redeemed will apply, and if redeemed after eighteen months of purchase and before twenty four months after purchase, a CDSC equal to .75% of the lesser of the current market value or the cost of the shares being redeemed will apply. No CDSC will be imposed on Class C Shares acquired by reinvestment of distributions. In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions and second of shares purchased during the CDSC Period. Class C Shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee that is higher than the Rule 12b-1 fee for Class A Shares. Class C Shares provide the benefit of putting all of an investor's dollars to work from the time the investment is made, but will have a higher annual expense ratio and pay lower dividends than Class A Shares due to the higher Rule 12b-1 fee.

     All CDSC's imposed on redemptions are paid to the Distributor. The Distributor intends to pay a commission of 1% of the purchase amount to participating dealers at the time the investor purchases Class C shares.

     CLASS C SHARES - CONVERSION/NON-CONVERSION: Class C shares of the Tactical Asset Allocation and Utility Growth Funds issued on or before April 30, 1998 have a conversion feature described under "Additional Purchase and Redemption Information - Convertible Class C Shares" in the Statement of Additional Information. This conversion feature has been eliminated for Class C shares of the Tactical Asset Allocation and Utility Growth Funds issued after April 30, 1998. Therefore, Class C shares issued after April 30, 1998 will not convert to Class A shares, which carry a lower distribution fee, at any time.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the Funds at net asset value.

     In addition, shares of the International Equity Fund may be sold at net asset value without an initial sales charge to shareholders who (i) have invested on or before December 31, 1998 in mutual funds (except for The Flex-Partners' funds) whose portfolios are advised by the Manager, and (ii) remain continuously invested in those mutual funds up to the date they purchase shares of the International Equity Fund.

     The Funds may also sell Class A Shares (Core Equity, Utility Growth, Tactical Asset Allocation Funds) or shares (International Equity Fund) at net asset value without an initial sales charge to clients of the Manager, the Subadvisers, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the transfer agent.

     Shares of the Funds may be sold at net asset value to participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that the plan has at least 100 eligible employees or members.

     Shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only).

     The Funds may waive, where applicable, the CDSC on redemption following the death of a shareholder, or if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, and when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2. See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     Class A Shares of the Funds may be purchased at net asset value and the Funds may waive the CDSC on the redemption of Class C Shares owned by banks, bank trust departments, savings and loan associations, and federal and state credit unions either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

     No sales charge will be charged on accounts that are opened for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by Adviser Dealer Services, Inc., and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of a Fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time Fund shares are purchased. In addition, shareholders who have redeemed shares of a mutual fund which is a series of The Flex-Partners (each a "Flex-Partners Fund") may reinvest the proceeds in any Flex-Partners Fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share less, in the case of Class C shares, any applicable contingent deferred sales charge, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to The Flex-Partners, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- A shareholder may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above, less, in the case of Class C shares, any applicable contingent deferred sales charge. Payment is normally made within seven days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen (15) days from the purchase date. To eliminate this delay it is advisable to purchase shares of the Funds by certified check or wire.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

     Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the amount of your transaction meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or shares (International Equity Fund) for Class A shares of any Flex-Partners Fund, for shares of the International Equity Fund, and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     EXCHANGES OF CLASS C SHARES: Class C shares of each Fund, where applicable, are exchangeable at net asset value only for Class C shares of any other Flex-Partners Fund. Class C shares of the Funds cannot be exchanged for Class A shares of any Flex-Partners Fund.

     Each Fund reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if in the Manager or Subadviser's (in the case of the Core Equity, Utility Growth, and International Equity Funds) judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR DEALER OR THE TRANSFER AGENT.

--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account
(IRA), a Roth IRA, an Education IRA, a Simple IRA, and a Simplified Employee

Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in a Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund or Funds selected. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     Systematic withdrawals from investor accounts owning Class C Shares will be subject to the contingent deferred sales charge with the following exceptions. No CDSC will be imposed on withdrawals: (1) that are made in connection with a distribution from an IRA or other qualified retirement plan after attaining age 59-1/2; or (2) on an amount which will not exceed 10% annually of the "initial account value" -- i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal program and thereafter, the value of the account as of the first day of any calendar year. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Trust maintains an account for each shareholder in full and fractional shares. Each Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

                       THIS PAGE LEFT BLANK INTENTIONALLY

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

SUBADVISER/GROWTH STOCK PORTFOLIO
Sector Capital Management, L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, Tennessee  38119

SUBADVISER/UTILITIES STOCK PORTFOLIO
Miller/Howard Investments
141 Upper Byrdcliffe Road
P. O. Box 549
Woodstock, NY  12498

SUBADVISER/INTERNATIONAL EQUITY FUND
Commercial Union Investment Management, Limited
St. Helen's
1 Undershaft
London, England  EC3P 3DQ
Tel: 011-44-171-662-6000

DISTRIBUTOR
Adviser Dealer Services, Inc.
6000 Memorial Drive
Dublin, OH  43017
800-494-FLEX
614-766-7074 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

CUSTODIAN/INTERNATIONAL EQUITY FUND
State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                 THE FLEX-PARTNERS

                    PROSPECTUS

                  APRIL 30, 1998

                                THE FLEX-PARTNERS
                            INTERNATIONAL EQUITY FUND
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-494-FLEX
                                  614-766-7074

     The Flex-Partners Funds are a family of mutual funds organized as a business trust (the "Trust"). One of the separate portfolios of the Trust is the International Equity Fund (the "International Equity Fund" or the "Fund"). The Fund seeks long-term growth from investing primarily in equity securities of foreign issuers.

                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling 1-800-494-FLEX, or (614) 766-7074.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                             Page

Highlights................................    2
Synopsis of Financial Information.........    3
Financial Highlights......................    4
Investment Objective and Policies.........    5
Securities and Investment Practices.......    7
Risk Considerations.......................   13
The Trust and Its Management..............   16
Distribution Plan.........................   19
Income Dividends and Taxes................   19
How Net Asset Value is Determined.........   21
Performance Information and Reports.......   22
Other Information.........................   23
SHAREHOLDER MANUAL

How to Buy Shares.........................   24
How to Make Withdrawals (Redemptions).....   28
Exchange Privilege........................   28
Retirement Plans..........................   29
Other Shareholder Services................   29
Shareholder Accounts......................   30


                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.
     INVESTMENT SUBADVISER: COMMERCIAL UNION INVESTMENT MANAGEMENT, LIMITED
                         PROSPECTUS DATED APRIL 30, 1998

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE: The International Equity Fund seeks long-term growth from investing primarily in equity securities of foreign issuers. See "Investment Objective and Policies."

     LIQUIDITY: As an open-end investment company, the Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share plus any applicable sales charge. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     DIVERSIFICATION: The Fund is a diversified mutual fund because 75% of its assets are restricted by the following rules: (1) No more than 5% of the Fund's assets may be invested in the securities of a single issuer (other than U.S. Government Securities and securities of other investment companies, if otherwise permissible) and (2) the Fund may not purchase more than 10% of any such issuer's outstanding voting securities.

     SALES CHARGE: Shares are offered at net asset value plus the applicable sales charge (maximum of 4.00% of public offering price). See "Synopsis of Financial Information" and "How to Buy Shares."


     RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan--401(k), Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA, Simplified Employee Pension (SEP) Plan, and a number of other special shareholder services. See "Retirement Plans."


     MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 ($500 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Fund's investment adviser and manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974 and to mutual funds since 1982. See "The Trust and Its Management."

     SUBADVISER: Commercial Union Investment Management, Limited is the Fund's subadviser (the "Subadviser"). The Subadviser is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization which has managed global and international assets since 1861, and can trace its roots back to 1696. As of December 31, 1997, the Subadviser and its affiliates have $115 billion in assets under management. The Subadviser is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. See "The Trust and Its Management."


     SHARES AVAILABLE THROUGH: The Fund's transfer agent, Mutual Funds Service Co. ("MFSCO"). See "The Trust and Its Management."

     DISTRIBUTION PLAN: The Fund has adopted a Rule 12b-1 distribution plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has also adopted a service plan for using as much as 25/100 of 1% of net assets annually to pay broker-dealers or others for the provision of personal continuing services to shareholders and/or the maintenance of shareholder accounts. See "Distribution Plan."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone numbers indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

     RISKS: For a discussion of the risks associated with an investment in the Fund, see "Risk Considerations." The Fund should not be considered a complete investment program.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Initial Sales Charge Imposed
          on Purchases (as a percentage
          of offering price).....................     4.00%1
     Maximum Sales Charge Imposed on
          Reinvested Dividends...................      none
     Maximum Contingent Deferred Sales
          Charge (as a percentage of original
          purchase price or redemption
          proceeds, as applicable)(2)............      none
     Redemption Fees.............................      none
     Exchange Fees...............................      none

ANNUAL FUND OPERATING EXPENSES**
     (As a percentage of average net assets)
     Management Fees.............................      1.00%
     Rule 12b-1 Fees(3)..........................      0.25%
     Other Expenses (After Expense
          Reimbursements*).......................      0.50%
          Service Fees(4)........................      0.25%
                                                       -----
       TOTAL FUND OPERATING EXPENSES**...........      2.00%
          (After Expense Reimbursements*)

EXAMPLE:


An investor would pay the following expense on a $1,000 investment in the International Equity Fund, assuming (1) an operating expense ratio of 2.00% for the Fund, (2) a 5% annual return throughout the period, and (3) redemption at the end of each time period:

                                                CUMULATIVE EXPENSES
                                               PAID FOR THE PERIOD OF:
                                               1 YEAR          3 YEARS
                                               ------          -------

                                                 $59            $100


*The Manager presently intends to reimburse the International Equity Fund through an expense reimbursement to the extent necessary to keep total expenses at 2.00% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund and the return earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expense reimbursements will not be made.

** Except as provided in the next sentence, expenses used in these illustrations are based on expenses actually incurred for shares of the International Equity Fund for the period ending December 31, 1997. For the period ending December 31, 1997, the International Equity Fund charged no 12b-1 fees or service fees; however, the Fund intends to charge these fees in 1998.

Expenses shown as "After Expense Reimbursements" for shares of the International Equity Fund are based on actual fees paid by the Fund. Had expenses not been reimbursed, Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets would have been 1.69% and 2.68%, respectively.


--------------------------------------------------------------------------------
(1)THE SALES CHARGE APPLIED TO PURCHASES OF SHARES DECLINES AS THE AMOUNT INVESTED INCREASES. SEE "HOW TO BUY SHARES."

(2) THE SERVICE FEE IS ALLOCATED TO NASD MEMBER FIRMS FOR CONTINUOUS PERSONAL SERVICE BY SUCH MEMBERS TO INVESTORS IN THE FUND, SUCH AS RESPONDING TO SHAREHOLDER INQUIRIES, QUOTING NET ASSET VALUES, PROVIDING CURRENT MARKETING MATERIAL AND ATTENDING TO OTHER SHAREHOLDER MATTERS.


     The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund, see "The Trust and Its Management" and "Distribution Plan."

     THE TABLE AND HYPOTHETICAL EXAMPLES ON THE PREVIOUS PAGE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights for the International Equity Fund are shown below. This information has been audited in conjunction with the audits of the financial statements of The Flex-Partners by KPMG Peat Marwick LLP, independent certified public accountants, for the period from September 2, 1997 through December 31, 1997.



     INTERNATIONAL EQUITY FUND                            1997*

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (LOSS)                              (0.02)
Net Gains or Losses on Securities
     (both realized and unrealized)                       (0.30)
Total from Investment Operations                          (0.32)

LESS DISTRIBUTIONS
Dividends (from net investment income)                    --
Distributions (from capital gains)                        --
Distributions (in excess of capital gains)                --
Total Distributions                                       --

NET ASSET VALUE, END OF PERIOD                           $12.18
TOTAL RETURN                                              (2.56)%(1)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)                         $12,190
Ratio of Expenses to Average Net Assets                    2.00%(2)
Ratio of Net Income (Loss) to Average Net Assets          (0.43%)(2)
Ratio of Expenses to Average Net Assets,
     before reimbursement of fees                          2.68%(2)
Ratio of Net Income (Loss) to Average Net Assets,
     before reimbursement of fees                         (1.11%)(2)
Portfolio Turnover Rate                                      13%
Average Brokerage Commission Per Share                    $0.0316

* September 2, 1997 (date of commencement of operations) to December
31, 1997
(1)  Not Annualized
(2)  Annualized


Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund seeks long-term growth from investing primarily in equity securities of foreign issuers. Normally, the Fund invests at least 70% of its assets in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts ("ADR's"), European Depositary Receipts ("EDR's") and Global Depositary Receipts ("GDR's") (collectively, "depositary receipts"). However, the Fund is not required to invest in equity securities of foreign issuers and may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The Fund intends to diversify its assets broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. Investments may be made in developed as well as developing countries. The Fund currently does not intend to invest more than 30% of its total assets in issuers in, or governments of, developing countries. Investing in issuers located in developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

     Currently, assets of the Fund invested in developed countries are primarily invested in Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Currently, assets of the Fund invested in developing countries are invested primarily in Portugal, Poland, Czech Republic, Hungary, Turkey, India, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Venezuela, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile and Mexico.

     The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. The Fund may purchase temporary investments, lend its portfolio securities, purchase stock index futures contracts, and purchase and write options thereon. See "Securities and Investment Practices."

     As a fundamental policy, with respect to 75% of the total assets of the Fund, the Fund will not purchase a security of any issuer (other than U.S. Government Securities or securities of other investment companies, if otherwise permissible) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets, and the Fund may not own more than 10% of the outstanding voting shares of any such issuer.

     The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a separate diversified, open-end management investment company having substantially the same investment objective as the Fund. The Fund's investment policies permit such an investment. Shareholders will receive 30 days prior written notice with respect to any such investment.

     Except as otherwise expressly provided herein, the investment objective and policies of the Fund are not fundamental and may be changed by the Trustees without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders.

     Additional information about the investment policies of the Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Fund will be achieved.

--------------------------------------------------------------------------------
                       SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

     In seeking to meet its investment objective, the Fund may invest in any type of security whose investment characteristics are consistent with the Fund's investment program. These and some of the other investment strategies the Fund may use are described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

     When allocating investments among countries, the Subadviser will consider various criteria, including the relative economic growth potential of the various countries' economies; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. By investing in foreign securities, the Subadviser will attempt to take advantage of differences between economic trends and performance of securities markets in various countries.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. The Fund may invest up to 10% of its total assets in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the Fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

     ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by the Subadviser, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may invest up to 20% of its total assets in money market funds and the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Subadviser; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. Risks associated with an investment in open-end investment companies, such as money market funds, are described under "Open-End Investment Companies."

     BORROWING. As a fundamental policy, the Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned.

The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     SHORT SALES. The Fund may sell securities short, provided it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. For example, if the Subadviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Fund is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain.

     OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     CLOSED-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

     OPEN-END INVESTMENT COMPANIES. The Fund may invest in money market funds, which are open-end investment companies, and foreign open-end investment companies. The Fund may also invest all of its assets in an open-end investment company having substantially the same investment objective as the Fund (See "Investment Objectives and Policies"). Some countries have authorized the formation of open-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 5% of the value of its total assets in the securities of any single open-end investment company and up to 10% of the value of its total assets in the securities of all open-end investment companies in which the Fund invests.

     The Fund and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying open-end investment company. Accordingly, when affiliated persons hold shares of any of the underlying open-end investment companies, the Fund's ability to invest fully in shares of those open-end investment companies is restricted, and the Subadviser must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying open-end investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying open-end investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying open-end investment company's outstanding securities therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of the Fund's assets.

     Investment decisions by the investment advisors of the underlying open-end investment companies are made independently of the Fund and its Subadviser. Therefore, the investment advisor of one underlying open-end investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such investment company. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     By investing in an open-end investment company indirectly through the Fund, an investor will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying open-end investment company. In addition, a shareholder of the Fund indirectly bears any expenses paid by an underlying open-end investment company related to the distribution of its shares.

     FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Asset Coverage for Futures and Options Positions" in the Statement of Additional Information. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     DEPOSITARY RECEIPTS. ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDR's and GDR's are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

PORTFOLIO TURNOVER

     Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the Fund's annual portfolio turnover rate will not exceed 60%. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. See "Income Dividends and Taxes."


     The portfolio turnover rate for the Fund was 13% for the period from September 2, 1997 (date of commencement of operations) through December 31, 1997.


--------------------------------------------------------------------------------
                               RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of the shares of the Fund. Changes in currency valuations will also affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Subadviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

     The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "Foreign Investments" in the Statement of Additional Information. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investment in developed countries.

     Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlement has been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Use of futures or options contracts is further dependent on the Subadviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


     Like other mutual funds and businesses, the Fund could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to the Fund are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or the Fund rely. In addition, the Fund has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed the Fund that they plan to be Year 2000 compliant by the end of 1998, and the Fund will continue to monitor their progress.


     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Prospectus and the Statement of Additional Information.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on June 22, 1992. All of its constituent funds are open-end management companies. The Fund is a diversified open-end management company. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Fund has retained the services of R. Meeder & Associates, Inc. as investment adviser. R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974 and to mutual funds since 1982. The Manager serves the Fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services which are provided by the Fund's custodian, transfer agent, independent accountants and legal counsel, and investment advisory services provided by the Subadviser.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are R. Meeder & Associates, Inc.; Mutual Funds Service Co., the Fund's transfer agent; Adviser Dealer Services, Inc., the Fund's distributor; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager earns an annual fee from the Fund at the rate of 1.00% of the Fund's average net assets, payable in monthly installments. These fees are higher than the fees charged to most other investment companies.

     Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the Fund's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or .10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; and assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee for these administrative services, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the Board of Trustees. For the period from September 2, 1997 (date of commencement of operations) to December 31, 1997, the Fund's total payments to Mutual Funds Service Co. amounted to $23,353.

     A broker-dealer, including the Manager's affiliate, Adviser Dealer Services, Inc., may use a portion of the commissions paid by the Fund to reduce the Fund's expenses. The Manager or the Subadviser may take into account sales of shares of the Fund and other funds advised by the Manager or the Subadviser in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.


     Information concerning the Trustees and officers of the Trust appears in the Statement of Additional Information.

SUBADVISER


     Commercial Union Investment Management, Limited (the "Subadviser") is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization which has managed global and international assets since 1861, and can trace its roots back to 1696. The Subadviser was established in 1986 by the Commercial Union plc. as an independent investment management company in its own right, and as of December 31, 1997, the Subadviser and its affiliates have $115 billion in assets under management. The Subadviser is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. The Subadviser is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986.


     The Subadviser serves as the Fund's subadviser under an Investment Subadvisory Agreement between the Manager and the Subadviser. The Subadviser and its affiliates have their principal offices at St. Helen's, 1 Undershaft, London, England EC3P 3DQ and have investment offices in Amsterdam, Paris, Boston, Toronto, Tokyo, Singapore, Cape Town and Melbourne. The Subadviser owns a controlling interest in the shares of the Fund. The Subadviser is compensated for its services by the Manager in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory contract and supervises the Subadviser's performance of such services.

PORTFOLIO MANAGERS


     The lead portfolio manager of the Fund is David Keen. Mr. Keen is responsible for managing the overall strategic asset allocation of the Fund. Mr. Keen joined Commercial Union plc. in 1971 and the Subadviser at its inception in 1986, and he is a Director of the Subadviser. Mr. Keen is also Chief Investment Officer for all North American based accounts of the Subadviser, and fund director of the Subadviser's Staff Pension Fund.

     Jane Coffee, Rodney Reid, Andrew Hitchings, Carrie Schloss and Mamoru Imai exercise regional portfolio management responsibilities for the Fund. Jane Coffee, European Fund Manager of the Subadviser, joined Commercial Union plc. in 1997 and is the portfolio manager responsible for the Fund's European (excluding the United Kingdom) portfolio. Mr. Reid, Associate Director of the Subadviser, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's United Kingdom portfolio. Mr. Hitchings, Managing Director of Commercial Union Investment Management Singapore, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's Far Eastern portfolio. Ms. Schloss, Associate Director of the Subadviser, joined the Subadviser in 1997 and is the portfolio manager responsible for the Fund's emerging markets portfolio. Mamoru Imai, Managing Director of CU Investment Management (Japan), joined the Subadviser in 1989 and performs the role of Japanese equity adviser to the Fund.


DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, serves as the distributor of the shares of the Fund. The Manager or the Subadviser may select the Distributor to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

     Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, provides stock transfer, dividend disbursing and administrative services to the Fund.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund.

     The Fund has also adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund.

     Some or all of the service fees are used to reimburse securities dealers or others for personal services and/or the maintenance of shareholder accounts. Any service fees received by the Distributor and not allocated to dealers or others may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

     The distribution fees are used primarily to pay ongoing commissions to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

     The Manager or the Subadviser may use its resources to pay expenses associated with the sale of the Funds' shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or the Subadviser any separate fees for this service.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any applicable contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Fund's dividends will be declared payable to shareholders on at least an annual basis.

     In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact your dealer. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.

     TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year.

     The Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in October, November, December and paid in January of the following year are taxable as if they were paid on December 31.

     Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

     Form 1099-DIV, Dividends and Distributions will not be provided to individuals if gross dividends and other distributions are less than $10 or to corporations, retirement plans (including IRA's), tax-exempt organizations or to registered securities dealers.

     You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

     "BUYING A DIVIDEND." The timing of your investment in the Fund could have undesirable tax consequences.

     If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

     BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number (TIN) is correct and that you are not subject to back-up withholding for previous under-reporting to the IRS, or that you are exempt from backup withholding.

     The Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

     CURRENCY CONSIDERATIONS. If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the Fund may adjust the dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

     EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined each day the New York Stock Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of the securities held by the Fund. The net asset value per share will be calculated on each such day on the basis of portfolio values determined at 3:00 p.m. Eastern time. Net asset value is obtained by dividing the value of the Fund's assets, less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

     The Fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International - Europe, Australasia, Far East (EAFE) Index, the Morgan Stanley Capital International Emerging Markets Free Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial sales charge.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund, and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager or the Subadviser may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust issues its own series of shares of beneficial interest. The shares of each fund represent an interest only in the fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of the fund. The Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of any other fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $2,500 ($500 for an IRA) is required to establish an account in the Fund. The minimum for subsequent investments in the Fund is $100.

     Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the "International Equity Fund" must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Fund and should be mailed to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A.

     If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the Fund. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

     STAR BANK, N.A. CINTI/TRUST
     ABA #: 042-00001-3
     ATTENTION:  THE FLEX-PARTNERS
                        THE INTERNATIONAL EQUITY FUND
     CREDIT ACCOUNT NUMBER:  486484298
     ACCOUNT NAME (your name)
     PERSONAL ACCOUNT NUMBER (your International Equity Fund account number)

     Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

     No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each Fund and credited to such account.

     The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to "International Equity Fund." PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

         THE FLEX-PARTNERS
         C/O MUTUAL FUNDS SERVICE CO.
         P. O. BOX 7177
         DUBLIN, OHIO  43017

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     PURCHASING SHARES. Shares are sold with a sales charge at the time of purchase, which varies with the amount invested. Maximum sales charges and fees are set forth under "Synopsis of Financial Information" above and quantity discounts for the initial sales charge are set forth below.

     Shares of the Fund are sold at net asset value plus the applicable sales charge as shown in the table below (the "Offering Price") for purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account. Shares also bear a Rule 12b-1 fee of .25% per annum (paid to the Distributor, Adviser Dealer Services, Inc.), of their average net asset value. In addition, shares bear an asset based service fee of .25% per annum. The sales charge is allocated between your investment dealer and Adviser Dealer Services, Inc. as shown below:

                              AS A PERCENTAGE     AS A PERCENTAGE
                              OF OFFERING         OF NET ASSET
                              PRICE OF THE        VALUE OF THE      DEALER'S
                              SHARES              SHARES            SALES
    AMOUNT INVESTED           PURCHASED           PURCHASED         CONCESSION
    --------------------------------------------------------------------------
    Up to $100,000            4.00%               4.17%             3.50%
    $100,001 to $249,999      3.50%               3.63%             3.00%
    $250,000 to $499,999      3.00%               3.09%             2.50%
    $500,000 to $999,999      2.50%               2.56%             2.00%
    $1,000,000 or more        none                none              none


     CUMULATIVE QUANTITY DISCOUNT. The above tables of reduced sales charges also apply if the dollar amount of a purchase plus the net asset value of shares then owned by the purchaser is more than $100,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned plus the amount of the purchase.

     To receive the cumulative quantity discount, the investor or securities dealer must request the discount at the time of placing the purchase order and give the Transfer Agent sufficient information to determine and confirm that the purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION. An investor may also pay reduced sales charges by signing and fulfilling the Letter of Intention on the New Account Application which expresses the investor's intention to invest within the specified 13-month period the amount in shares indicated. The Letter of Intention may be back dated to include purchases made within 90 days prior the signing of the Letter of Intention. The Letter of Intention will not be a binding obligation on either the purchaser or the Fund.

     Purchases made under the Letter of Intention are made at the sales charge applicable to the aggregate amount to be invested under the Letter of Intention as if all shares were purchased in a single transaction. During the period covered by the Letter of Intention, the Transfer Agent will escrow shares representing 5% of the intended purchase. If the intention is not completed, a price adjustment is made, based upon the actual amount invested within the period covered by the Letter of Intention, by redemption of escrowed shares. A Letter of Intention can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intention with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intention qualify for an additional reduction in sales charge.

     SALES CHARGE WAIVERS: The Manager and the Subadviser; and Directors, Trustees, officers and full-time employees of the Trust, the Manager, the Subadviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the Fund at net asset value.

     In addition, shares of the Fund may be sold at net asset value without an initial sales charge to shareholders who (i) have invested on or before December 31, 1998 in mutual funds (except for The Flex-Partners' funds) whose portfolios are advised by the Manager, and (ii) remain continuously invested in those mutual funds up to the date they purchase shares of the Fund.

     The Fund may also sell shares at net asset value without an initial sales charge to clients of the Manager, the Subadviser, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the transfer agent.

     Shares of the Fund may be sold at net asset value to participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that the plan has at least 100 eligible employees or members.

     Shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only).

     No sales charge will be charged on accounts that are opened for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by Adviser Dealer Services, Inc., and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of the Fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time Fund shares are purchased. In addition, shareholders who have redeemed shares of a mutual fund which is a series of The Flex-Partners (each a "Flex-Partners Fund") may reinvest the proceeds in any Flex-Partners Fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to: The Flex-Partners, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- A shareholder may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above. Payment is normally made within seven days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen (15) days from the purchase date. To eliminate this delay it is advisable to purchase shares of the Fund by certified check or wire.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus of the fund into which you are exchanging along with your confirmation. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

     Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the amount of your transaction meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     You may exchange your shares for Class A shares of any Flex-Partners Fund and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     The Fund reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if in the Manager or Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR DEALER OR THE TRANSFER AGENT.

--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------


     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account
(IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

SUBADVISER
Commercial Union Investment Management, Limited
St. Helen's
1 Undershaft
London, England  EC3P 3DQ
Tel: 011-44-171-662-6000

DISTRIBUTOR
Adviser Dealer Services, Inc.
6000 Memorial Drive
Dublin, OH  43017
800-494-FLEX
614-766-7074 (in Central Ohio)

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

                                THE FLEX-PARTNERS

                            INTERNATIONAL EQUITY FUND

                                   PROSPECTUS

                                 APRIL 30, 1998

PROSPECTUS                                                    APRIL 30, 1998

                             THE INSTITUTIONAL FUND
                               A MONEY MARKET FUND

                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-325-FLEX
                                  614-760-2159


     THE INSTITUTIONAL FUND (THE "INSTITUTIONAL FUND" OR THE "FUND") IS A MEMBER OF THE FLEX-PARTNERS FAMILY OF MUTUAL FUNDS, WHICH IS ORGANIZED AS A BUSINESS TRUST (THE "TRUST") CONSISTING OF FIVE SEPARATE PORTFOLIOS. THE FUND, WHICH REQUIRES A MINIMUM INVESTMENT OF $5 MILLION, IS DESIGNED PRIMARILY FOR INSTITUTIONAL INVESTORS AS AN ECONOMICAL AND CONVENIENT MEANS FOR INVESTING IN MONEY MARKET INSTRUMENTS. THE FUND'S OBJECTIVE IS CURRENT INCOME AND STABLE ASSET VALUES THROUGH INVESTMENT IN A PORTFOLIO OF MONEY MARKET INSTRUMENTS. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "OTHER INFORMATION - SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE."


     THE FUND WILL SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE IS NO ASSURANCE IT WILL BE ABLE TO DO SO. INVESTMENTS IN FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Fund has a Rule 12b-1 distribution plan for using as much as 3/100 of 1% of net assets annually to aid in the distribution of shares.


     This Prospectus sets forth basic information about the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                               Page
Highlights................................      2
Synopsis of Financial Information.........      3
Financial Highlights......................      4
Investment Objective and Policies.........      4
     Risk Factors.........................      5
The Trust and Its Management..............      5
Distribution Plan.........................      6
Income Dividends and Taxes................      6
How Net Asset Value is Determined.........      7
Institutional Fund Yield..................      7
Other Information.........................      7
Shareholder Manual
How To Buy Shares.........................      9
How To Make Withdrawals (Redemptions).....      9
Exchange Privilege........................     10
Shareholder Accounts......................     10


                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.

                          PROSPECTUS -- APRIL 30, 1998

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Institutional Fund's investment objective is current income and stable asset values through investment in a portfolio of money market instruments. The Fund seeks to achieve its objective by investing all of its investable assets in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objective and Policies."

LIQUIDITY: As an open-end investment company, The Institutional Fund continuously offers and redeems shares of beneficial interest at next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

DIVERSIFICATION: The Fund is a diversified mutual fund because the assets of the Fund's Portfolio are restricted by the following rules: (1) No more than 5% may be invested in the securities of a single company, and (2) the Fund's Portfolio may not purchase more than 10% of any company's outstanding voting securities.

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees, or charges for the purchase or redemption of shares. See "Synopsis of Financial Information," "How to Buy Shares," and "How to Make Withdrawals (Redemptions)."

MINIMUM INVESTMENT: A minimum investment of $5 million is required to open an account. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $5 million because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore the account to $5 million. See "How to Buy Shares" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974 and to mutual funds since 1982. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Institutional Fund has adopted a Rule 12b-1 distribution plan for using as much as 3/100 of 1% of net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Investments in The Institutional Fund are priced at the net asset value next determined after an order is received by Mutual Funds Service Co., the Transfer Agent for the Fund, provided Star Bank, N.A. (the "Bank"), the Custodian for the Fund, receives federal funds by 4:00 p.m. Eastern time that same day. The Institutional Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. See "How to Buy Shares" and "How Net Asset Value is Determined."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

FOR MORE INFORMATION ABOUT SPECIFIC SHAREHOLDER ISSUES, PLEASE SEE THE SHAREHOLDER MANUAL.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                          THE INSTITUTIONAL FUND

     Maximum Sales Load Imposed on Purchases ...............       none
     Maximum Deferred Sales Load............................       none
     Maximum Sales Load Imposed on Reinvested
         Dividends .........................................       none
     Maximum Redemption Fees................................       none
     Exchange Fee...........................................       none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fee (Net of Fees Waived)....................       0.15%
     Distribution Plan (12b-1 Fees)**.......................       0.02%
     Other Expenses (After Expense Reimbursements)..........       0.08%
                                                                   -----
TOTAL FUND OPERATING EXPENSES*
     (Net of Fees Waived and
      After Expense Reimbursements).........................       0.25%

EXAMPLE

     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                  FUND              1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------     ------   -------   -------   --------
The Institutional Fund -
     Net of Fees Waived and After
     Expense Reimbursements           $3       $8        $14       $32

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Institutional Fund and its proportionate share of expenses from its corresponding Portfolio, the Money Market Portfolio, for the year ended December 31, 1997. During the year, the Investment Adviser waived a portion of its management fees in order to reduce the operating expenses of the Fund. Expenses shown as "Net of Fees Waived" and "After Expense Reimbursements" are based on actual fees paid by the Fund. Had the fees not been waived and expenses not reimbursed, Management Fees and Other Expenses, as a percentage of average net assets, would have been 0.28% and 0.16%, respectively. Total Fund Operating Expenses, as a percentage of average net assets, would have been 0.47%.

     The Investment Adviser presently intends to reimburse the Fund through an expense reimbursement to the extent necessary to keep total expenses at 0.25% of average daily net assets.

     The Investment Adviser may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund, and the yield earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expenses will not be reimbursed.

     **Distribution Plan Expense: The Fund has adopted a Rule 12b-1 distribution plan to aid in the distribution of its shares. Permitted expenses include: payment of incentives in the form of commissions and fees, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and and Its Management" and "Distribution Plan."

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein and "Investment Adviser and Manager" in the Statement of Additional Information.

     THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights of The Institutional Fund are listed below. This information has been audited in conjunction with the annual audits of the financial statements of The Institutional Fund by KPMG Peat Marwick LLP, independent certified public accountants, for each of the years ended December 31, 1995, 1996 and 1997; and for the period from June 15, 1994 through December 31, 1994.

                             THE INSTITUTIONAL FUND

                                            1997     1996     1995     1994*
                                            ----     ----     ----     -----
Net Asset Value, Beginning of Period        $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net Investment income                       0.054    0.053    0.059    0.026
--------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                -        -        -        -
--------------------------------------------------------------------------------
Total from Investment Operations            0.054    0.053    0.059    0.026
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends (from net investment income)     (0.054)  (0.053)  (0.059)  (0.026)
--------------------------------------------------------------------------------
Distributions (from capital gains)            -        -        -        -
--------------------------------------------------------------------------------
Tax Return of Capital                         -        -        -        -
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (0.054)  (0.053)  (0.059)  (0.026)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------
TOTAL RETURN                                 5.53%    5.43%    6.01%    4.80%(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, End of Period ($000)           415,994  232,142  113,205  59,494
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets      0.25%    0.25%    0.25%    0.20%(1)
--------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets    5.41%    5.30%    5.87%    4.51%(1)
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
before waiver and reimbursement of fees(2)   0.47%    0.46%    0.55%    0.46%(1)
--------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets,
before waiver and reimbursement of fees(2)   5.19%    5.09%    5.57%    4.25%(1)
--------------------------------------------------------------------------------

(1)  Annualized

(2) Includes proportionate share of fees waived in corresponding portfolio. See "Synopsis of Financial Information" for explanation of Investment Adviser's waiver of fees and reimbursement of expense.

*For the period June 15, 1994 to December 31, 1994.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Institutional Fund and the Money Market Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days' written notice to shareholders. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information - Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The investment objective of the Portfolio is current income and stable asset values through investment in money market instruments. The Portfolio will seek to maintain a constant net asset value of $1 per share, although there is no assurance it will be able to do so. The Portfolio will seek to achieve its objective by investing in a portfolio of high-quality money market instruments which mature in 397 days or less. Further, the Portfolio will seek to minimize changes in the value of its assets caused by market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio will value its securities by the amortized cost method and will normally include any accrued discount or premium in its daily dividend and thereby keep constant the value of its assets and its net asset value per share. This method does not take into account unrealized capital gains or losses.

     Further, the Portfolio may change its average portfolio maturity or level of quality to protect its and the Fund's net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the

Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. Government or Agency obligations.

     The Portfolio will invest exclusively in money market instruments which are deemed eligible securities pursuant to rules under the Investment Company Act applying to money market funds. At least 95% of the Portfolio's assets will be invested in securities defined by the rules as "first-tier" securities. First-tier securities must have two quality ratings which are in the highest rating category, or one if rated by only one organization. Second-tier securities must have ratings in the highest two rating categories and will be limited to a maximum of five percent of assets with each position limited to the greater of $1,000,000 or 1% of assets. The Portfolio also intends to comply with all other quality and credit quality monitoring criteria applying to money market funds. The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations and repurchase agreements. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in illiquid or not readily marketable securities. Information concerning specific quality criteria is set forth in the Fund's Statement of Additional Information.

RISK FACTORS

     The Investment Adviser exercises due care in the selection of the Portfolio's money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost value, face amount, or maturity value, to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund's shares.

     The Portfolio may invest in repurchase agreements with banks and securities brokers. All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

     The Portfolio may invest in private placement commercial paper. Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust, on June 22, 1992. The Fund and such trust are collectively referred to as the "Fund." The Fund's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Fund are managed under the direction of its Board of Trustees.

     The Fund has no investment adviser because the Fund seeks to achieve its investment objective by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974 and to mutual funds since 1982. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.


     Philip A. Voelker is the portfolio manager primarily responsible for the day-to-day management of the Money Market Portfolio. Mr. Voelker is Vice President and Trustee of the Money Market Portfolio, the Trust, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and their Portfolios. He is Senior Vice President and Chief Investment Officer of the Manager. Mr. Voelker has been associated with the Manager since 1975 and has managed the Money Market Portfolio since 1985.


     The Manager earns an annual fee, payable in monthly installments, from the Portfolio at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     The Investment Adviser presently intends to reimburse the Fund through an expense reimbursement fee to the extent necessary to keep total expenses at

0.25% of average daily net assets. The Investment Adviser may change this policy at any time without notice to shareholders. For planning purposes prospective investors and shareholders should assume that expenses will not be reimbursed. (See "Synopsis of Financial Information.")


     Accounting, stock transfer, dividend disbursing and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $30,000. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $20 per shareholder account or 0.06% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. amounted to $495,106 for the Fund and Portfolio.


     Information concerning the Trustees and officers of both the Fund and the Portfolio appears in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a Rule 12b-1 distribution plan (the "Plan"), which authorizes The Institutional Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Fund may expend as much as, but not more than, 3/100 of 1% of its average net assets annually pursuant to the Plan. The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund.

     The Fund may enter into agreements whereby Consultants are paid for their assistance in explaining and interpreting the Fund, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Fund on the average value of Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Fund retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

     Although the objective of the Fund is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Fund and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Fund pays, such excess will not be paid by the Fund. Conversely, if the Consultant's expenses are less than what the Fund pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.


     Total payments made in The Institutional Fund under the Plan for the period ended December 31, 1997, as a percentage of average net assets amounted to 0.02% (See "Synopsis of Financial Information").


--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income, which for the Fund consists of the income it earns from its investment in the Portfolio, less expenses. The Fund's net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day, and to the holders of shares purchased that same day prior to 3:00 p.m., with one exception. If a shareholder requests a redemption and the request is received by 3:00 p.m., then the shares so redeemed that day will not be paid that day's dividend. Net income earned by The Institutional Fund on a weekend or a holiday is declared as a dividend on Friday or the day prior to the holiday. All such dividends of net income are automatically reinvested in additional shares of the Fund at the net asset value on the last business day of each month. A shareholder may elect to receive dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Fund in writing. If the entire account of a shareholder is withdrawn, all dividends accrued at the time of withdrawal will be paid at that time.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 provides that any dividend declared by the Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December.

     Dividends and capital gains distributions will be taxable to the shareholder as income in the year distributed, whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed to him during the calendar year.

     The Trust files a federal income tax return for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Fund qualified as a "regulated investment company" for each of the last four fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind, may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share (the price at which shares are purchased and redeemed) is determined each day the Fund is open for business. The Fund's shares will not be priced on Good Friday or on any holiday observed by the Federal Reserve system. These presently include New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less liabilities, by the total number of its shares of beneficial interest outstanding at the time. The assets of the Portfolio are valued on the basis of amortized cost method, which involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund will seek to maintain a constant net asset value of $1.00 per share.

--------------------------------------------------------------------------------
                            INSTITUTIONAL FUND YIELD
--------------------------------------------------------------------------------

     The Institutional Fund will advertise its yield and effective yield. The simple annualized yield represents the net income for a seven day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year. Both yield figures are based upon historical earnings and are not intended to indicate future performance. Yields will fluctuate daily as net income fluctuates. The method by which the Fund computes its yield is described in the Statement of Additional Information. For current yield information call 1-800- 325-FLEX, or in central Ohio (614) 760-2159.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., IBC/Donoghue Money Fund Report and other publications.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares vote together as one series. On an issue affecting a particular series, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular series would make the Plan effective as to that series, whether or not it had been approved by the shareholders of any other series.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the

Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Each Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that a Fund and other entities investing in that Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in a corresponding Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw the investment from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objective and Policies," the Fund's investment objective and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objective and policies of the Portfolio, see "Investment Objective and Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.


YEAR 2000

     Like other mutual funds and businesses, the Fund could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to the Fund are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or the Fund rely. In addition, the Fund has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed the Fund that they plan to be Year 2000 compliant by the end of 1998, and the Fund will continue to monitor their progress.

--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Institutional Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment in federal funds. The Institutional Fund intends to maintain a constant net asset value of $1.00 per share. (See "How Net Asset Value Is Determined.")

     MINIMUM INVESTMENT - The minimum investment to open an account is $5 million.

     OPENING AN ACCOUNT - You may open an account by bank wire or mail as follows:

     BY BANK WIRE: If the wire order is for a new account in the Fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
              (ABA #: 042-00001-3)
         ATTENTION:   THE INSTITUTIONAL FUND
         Credit Account Number: 851-2204
              Account Name (your name)
              Your Institutional Fund account number

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. Mail a check payable to The Institutional Fund along with the New Account Application to the following address:

     THE FLEX-PARTNERS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     On new accounts, a completed application must be sent to The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. THE FUND WILL NOT PERMIT REDEMPTIONS UNTIL IT RECEIVES THE NEW ACCOUNT APPLICATION IN GOOD ORDER.

     SUBSEQUENT INVESTMENTS -- Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the Fund prior to 3:00 p.m. will result in a delay of the effective date of your purchase. Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Institutional Fund (please include your account number on the check) and mail as follows:

                      THE FLEX-PARTNERS
                      LOCATION NUMBER: 00215
                      CINCINNATI, OHIO 45264-0215

     WHEN PURCHASES ARE EFFECTIVE -- An Initial Wire Purchase and subsequent wire purchase orders for The Institutional Fund which are received prior to 3:00 p.m., Eastern time on a business day, earn dividends for that entire day, provided payment in federal funds (bank wire) is received by the bank by 4:00 p.m. Eastern time that day. Purchase orders which are received after 3:00 p.m., or for which payment is not received by 4:00 p.m. Eastern time, are accepted as a purchase the following day.

     Investments made by check are credited to shareholder accounts, and begin to earn income dividends, on the second business day following receipt.

     If a shareholder's check is dishonored, his purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s), Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward proceeds promptly once the check has cleared.

     DISTRIBUTOR: Shares of the Fund are sold by the Fund itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY TELEPHONE -- A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $10,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. The shareholder's signature must be guaranteed. Further documentation may be required from corporations or trustees, and other fiduciaries.

     Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share (stabilized at $1.00 per share as a matter of policy) next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- If a telephone request for a redemption is received prior to 3:00 p.m., Eastern time the redemption request will be processed that day. Requests received after 3:00 p.m., will be processed the next business day. Amounts withdrawn by telephone are normally mailed on the next business day following the effective date of the order for withdrawal. If the request is for a wire redemption, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of The Institutional Fund for shares of any fund offered by The Flex-funds that are available for sale in your state at their respective net asset values.

     The Flex-funds family of funds has a variety of investment objectives. Read the prospectus for relevant information concerning the fund that meets your investment goals. A prospectus may be obtained from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017 or by telephone:
1-800-325-FLEX, in Ohio call (614) 760-2159.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS -- You will receive a statement of your account confirming your initial purchase of shares. Thereafter, you will receive a confirmation statement on all purchase and sale transactions as well as dividend reinvestment information.

     ACCOUNTS BELOW MINIMUMS -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $5 million as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $5 million.

                       THIS PAGE LEFT BLANK INTENTIONALLY

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER

6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                             THE INSTITUTIONAL FUND

                                   PROSPECTUS

                                 April 30, 1998

                                CORE EQUITY FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1998


This Statement is not a prospectus but should be read in conjunction with The Flex-Partners' current Prospectus (dated April 30, 1998). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Each Class A and Class C share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

     TABLE OF CONTENTS                                            PAGE
     Investment Policies and Limitations                            2
     Portfolio Transactions                                        12
     Valuation of Portfolio Securities                             14
     Performance                                                   15
     Additional Purchase and Redemption Information                18
     Distributions and Taxes                                       22
     Investment Adviser and Manager                                23
     Investment Subadviser                                         26
     Investment Sub-subadvisers                                    27
     The Distributor                                               31
     Trustees and Officers                                         33
     Flex-Partners Retirement Plans                                37
     Contracts With Companies Affiliated With Manager              42
     Description of the Trust                                      42
     Principal Holders of Outstanding Shares                       44
     Financial Statements                                          45

INVESTMENT ADVISER                         INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.               Sector Capital Management, L.L.C.

DISTRIBUTOR                                TRANSFER AGENT
Adviser Dealer Services, Inc.              Mutual Funds Service Co.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;


     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

     1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.


     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1997 was 130% (1996 - 82%). The increase in the portfolio turnover rate for fiscal year 1997 was primarily due to the adoption by the Portfolio and the Trust of a new investment objective effective January 1, 1997 and the resulting change in the portfolio of the Portfolio.

     Major changes in the Portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.


     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1997 to December 31, 1997, the Growth Stock Portfolio paid total commissions of $100,888 ($5,137 in 1996; $44,655 in 1995) on the purchase and sale of securities, of which $3,829 in commissions were paid on the purchase and sale of futures and options contracts.


                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P (1+T)n = ERV
                    P = initial investment of $1,000
                    T = average annual total return
                    n = Number of years
                    ERV = ending redeemable value at the end of the base period

CORE EQUITY FUND (CLASS A SHARES):


                                      Total Return
                           -------------------------------------------------
                                     Since Inception
                                        (8/1/97)
                                      Period Ended
                                    DECEMBER 31, 1997

Value of Account
  At end of Period                      $1,020.04

Value of Account
  At beginning of Period                 1,000.00

Base Period Return                      $   20.04

Average Total Return                         2.00%

CORE EQUITY FUND (CLASS C SHARES):


                                      Total Return
                           -------------------------------------------------
                                     Since Inception
                                        (8/1/97)
                                      Period Ended
                                    DECEMBER 31, 1997

Value of Account
  At end of Period                      $1,018.76

Value of Account
  At beginning of Period                 1,000.00

Base Period Return                      $   18.76

Average Total Return                         1.88%

The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of The Flex-Partners funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of another series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase

Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENTION. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intention providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intention are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intention permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intention will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intention goal.

     The Letter of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intention should carefully read such Letter of Intention.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Transfer Agent may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Transfer Agent with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%. For the year ended December 31, 1997, the Portfolio paid fees to the Manager totaling $317,772 ($258,239 in 1996; $238,640 in 1995).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are: Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust, the Portfolio, The

Flex-funds and the other corresponding portfolios. Each of Donald F. Meeder and Wesley F. Hoag is an officer of the Trust, the Portfolio, The Flex-funds and other corresponding portfolios. Each of Philip A. Voelker and Robert S. Meeder, Jr. is a Trustee and officer of the Trust, the Portfolio, The Flex-funds and the other corresponding portfolios. Messrs. Robert S. Meeder, Sr. and Robert S. Meeder, Jr. are directors of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.


                              INVESTMENT SUBADVISER


     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust; the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager; and such portfolios. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."


     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the

1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                           INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has applied for an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive application, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:


     MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through stock ownership. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolio, and The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1997, Hallmark held discretionary investment authority over approximately $145 million of assets. Peter S. Hagerman, Katherine A. Skwieralski, and Jeffrey P Braff each own more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn
A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1997, Barrow held discretionary investment authority over approximately $28.8 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1997, The Mitchell Group held discretionary investment authority over approximately $315 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1997, Ashland managed accounts having a value of approximately $1.3 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Parry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terrence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     SCUDDER KEMPER INVESTMENTS, INC. serves as Sector Adviser to the finance sector of the Growth Stock Portfolio. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Thaddeus W. Paluszek is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Scudder Kemper. Mr. Paluszek is Vice President of Scudder Kemper and has been associated with Scudder Kemper since 1993. Scudder Kemper's principal executive offices are located at 345 Park Avenue, New York, NY 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as Sector Adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $30.0 billion of assets under management as of December 31, 1997. Dresdner RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. Dresdner RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of Dresdner RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of Dresdner RCM, Michael J. Apatoff, President and Principal of Dresdner RCM, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, Joachim Madler, Director of Dresdner, Luke D. Knecht, Senior Vice President of Dresdner RCM, Jeffrey S. Rudsten, Principal of Dresdner RCM, William S. Stack, Principal of Dresdner RCM, and Kenneth B.

Weeman, Jr., Principal and Head of Equity Trading of Dresdner RCM. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. Dresdner RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent Dresdner RCM from continuing to perform investment management services for the Growth Stock Portfolio.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as Sector Adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA-UAP, a French insurance holding company. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.


                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Muirfield Investors, Inc.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.


     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1997.

                    NET UNDERWRITING   COMPENSATION
NAME OF PRINCIPAL    DISCOUNTS AND    ON REDEMPTIONS    BROKERAGE      OTHER
UNDERWRITER           COMMISSIONS     AND REPURCHASES  COMMISSIONS  COMPENSATION
-----------           -----------     ---------------  -----------  ------------
Adviser Dealer
Services, Inc.         $174,319           $772             $0           $0

                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).


*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940), Flex-funds and each Portfolio.

+P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $1,723         None           None         $11,633

John M. Emery            $1,723         None           None         $11,633

Richard A. Farr          $1,540         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $1,040         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $1,373         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $1,373         None           None         $9,883

Charles A. Donabedian    $  826         None           None         $5,541

James W. Didion          None           None           None         None



     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messrs.

Bartholomew, Emery and Donabedian comprise the Audit Committee for The Flex-funds Trust, The Flex-Partners Trust, and each corresponding Portfolio of The Flex-funds and the Flex-Partners Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committee attended. Trustees fees for the Portfolio totaled $9,231 for the year ended December 31, 1997. Audit Committee fees for the Fund totaled $367 for the year ended December 31, 1997. All other officers and Trustees serve without compensation from the Trust.

     As of April 1, 1998, Robert S. Meeder, Sr. owns beneficially and of record 28.149% of the Class A shares of the Fund and the Manager's Employee Salary Savings Plan and Trust owns beneficially and of record 11.533% of the Class C shares of the Fund.

                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

     ($10,000* - EXCESS AGI )      Maximum Allowable    =  Deduction
      ---------------------    X      Deduction              Limit
               $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund Complex. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1997, total payments to Mutual Funds Service Co. by the Portfolio and the Fund amounted to $34,330.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. These assets are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of April 1, 1998, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

                                                      Number of
Name               Name & Address                  Shares of Record    Percent
OF FUND            OF BENEFICIAL OWNER             AND BENEFICIALLY    OF CLASS
-------            -------------------             ----------------    --------
Core Equity        William G. Kelley                 10,563.657        36.936%
Fund Class A       Lois E. Kelley JTWROS/
                   Equity
                   c/o R. Meeder & Associates
                   P. O. Box 7177
                   Dublin, OH  43017

                   Morgan Keegan & Co. Inc.           2,102.578         7.352%
                   C/F Lydia S. Teague - IRA
                   426 Kimberly Drive
                   Clarksville, TN  37043

                   Star Bank, NA Cincinnati           8,050.789        28.149%
                   C/F Robert Meeder Sr.
                   IRA Rollover
                   c/o R. Meeder & Associates
                   P. O. Box 7177
                   Dublin, OH  43017

Core Equity        R. Meeder & Associates             3,987.490        11.533%
Fund Class C       Employee Salary Svg Pl
                   & Tr Dtd 1-9-87
                   R. Meeder, Jr., Trustee
                   P. O. Box 7177
                   Dublin, OH  43017

                   Christopher L. Becker              1,753.005         5.070%
                   & Linda K. Becker
                   Revocable Living Trust
                   Dtd 1-25-91
                   16319 Audubon Village Drive
                   Grover, MO  63040

                   Star Bank Cincinnati, C/F          1,784.582         5.162%
                   Frances L. Dubose IRA
                   769 Linlen Avenue
                   Mobile, AL  36609

                   Julius E. Beard                    1,920.320         5.554%
                   P. O. Box 74
                   Semmes, AL  36575


                              FINANCIAL STATEMENTS

     Financial statements for Core Equity Fund and Growth Stock Portfolio are presented on the following pages.

                               UTILITY GROWTH FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1998


     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Flex-Partners (dated April 30, 1998). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical,the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges and Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 have a conversion feature.


TABLE OF CONTENTS                                             PAGE

    Investment Policies and Limitations                         2
    Portfolio Transactions                                     20
    Valuation of Portfolio Securities                          23
    Performance                                                24
    Additional Purchase and Redemption Information             27
    Distributions and Taxes                                    32
    Investment Adviser and Manager                             33
    Investment Subadviser                                      35
    The Distributor                                            36
    Trustees and Officers                                      37
    Flex-Partners Retirement Plans                             41
    Contracts With Companies Affiliated With Manager           46
    Description of the Trust                                   46
    Principal Holders of Outstanding Shares                    48
    Financial Statements                                       49

INVESTMENT ADVISER                     INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.           Miller/Howard Investments, Inc.

DISTRIBUTOR                            TRANSFER AGENT
Adviser Dealer Services, Inc.          Mutual Funds Service Co.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies;


     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 13. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 17.

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1.   Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:


     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options, the Portfolio writes all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser s judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Subadviser anticipates a decline in the price of the stock underlying a convertible security the Portfolio holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The portfolio turnover rate for 1997 was 41% (1996 - 51%). The turnover rate was a result of rebalancing the portfolio to take advantage of market opportunities as well as to realize gains in the independent power and telecommunications areas. The Portfolio has no fixed policy with respect to portfolio turnover; however, as a result of the Portfolio's investment policies, the Subadviser expects the annual portfolio turnover rate will be 60% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm- the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser`s overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-Partners' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1997, directed brokerage payments of $3,934 were made to reduce expenses of the Portfolio ($3,377 in 1996).


     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


     The Portfolio may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc. (the "Distributor") in its capacity as a broker-dealer. For the year ended December 31, 1997, the Portfolio paid total commissions of $15,202 on the purchase and sale of portfolio securities ($13,594 in 1996).

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Below are examples of the total return calculation for Utility Growth Fund (Class A shares and Class C shares) assuming a hypothetical investment of $1,000 at the beginning of each period.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P(1+T)n = ERV
                  P = initial investment of $1,000
                  T = average annual total return
                  n = Number of years
                  ERV = ending redeemable value at the end of the base period

UTILITY GROWTH FUND (CLASS A SHARES):

                                               TOTAL RETURN
                                   ---------------------------------------------

                                                              Since Inception
                                           1 Year             (July 11, 1995)
                                        Period Ended            Period Ended
                                      DECEMBER 31, 1997      DECEMBER 31, 1997

Value of Account
         At end of Period               $1,284.14                $1,664.64
Value of Account
         At beginning of Period          1,000.00                 1,000.00
                                        ---------                ---------
Base Period Return                      $  284.14                $  664.64

Total Return                                28.41%                   22.86%


UTILITY GROWTH FUND (CLASS C SHARES):

                                                  TOTAL RETURN


                                                             Since Inception
                                         1 Year              (July 11, 1995)
                                       Period Ended            Period Ended
                                     DECEMBER 31, 1997       DECEMBER 31, 1997

Value of Account
         At end of Period            $1,282.51                 $1,659.60
Value of Account
         At beginning of Period       1,000.00                  1,000.00
                                    ----------                 ---------

Base Period Return                   $  282.51                 $  659.60

Total Return                             28.25%                    22.71%


     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service Located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. All redemptions in kind will be of readily marketable securities.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     CONVERTIBLE CLASS C SHARES. Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 ("convertible Class C shares") will automatically convert to Class A shares seven years after the end of the calendar month in which the purchase order for convertible Class C shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class C shares acquired through the reinvestment of dividends and distributions on or before April 30, 1998 ("reinvested convertible Class C shares") will be converted to Class A shares on a pro-rata basis only when convertible Class C shares not acquired through reinvestment of dividends or distributions ("purchased convertible Class C shares") are converted. The portion of reinvested convertible Class C shares to be converted will be determined by the ratio that the purchased convertible Class C shares eligible for conversion bear to the total amount of purchased convertible Class C shares in the shareholder's account. For the purposes of calculating the holding period, convertible Class C shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of convertible Class C shares occurred, or (b) for convertible Class C shares obtained by an exchange or series of exchanges, the date on which issuance of the original convertible Class C shares occurred. This conversion to Class A shares will relieve convertible Class C shares that have been outstanding for at least seven years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such convertible Class C shares) from the higher ongoing distribution fee paid by convertible Class C shares. Only convertible Class C shares have this conversion feature. Conversion of convertible Class C shares to Class A shares is contingent on the availability of a private letter revenue ruling from the Internal Revenue Service or an opinion of counsel affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or opinion of counsel is no longer available, conversion of convertible Class C shares to Class A shares would have to be suspended, and convertible Class C shares would continue to be subject to the Class C distribution fee until redeemed.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement, and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants;

insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.


     For the year ended December 31, 1997, the Utilities Stock Portfolio paid fees to the Manager totaling $88,486 ($65,190 in 1996).


     The Manager presently intends to reimburse the Fund through an expense reimbursement fee to the extent necessary to keep total expenses at 2.00% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may change this policy at any time without notice to shareholders.

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Messrs. Robert S. Meeder, Jr. and Philip A. Voelker are Trustees and officers of the Trust and the Portfolio. Each of Mr. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and the Portfolio. Messrs. Robert S. Meeder, Sr. and Robert S. Meeder, Jr. are directors of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.


                              INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Trust and the Portfolio. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million; .40% of the next $50 million; .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the Class A shares and the Class C shares of the Fund. Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, February 8, 1997. Total payments made by the Fund to the former distributors of the Fund, Roosevelt & Cross, Incorporated and Midwest Group Financial Services, Inc., for the year ended December 31, 1997 amounted to $4,698. Directed payments to parties with selling agreements amounted to $13,941 in 1997. The balance of the payments made to Roosevelt & Cross, Incorporated and Midwest Group Financial Services, Inc. were used to offset a portion of the initial commissions paid to securities dealers for the sale of Fund shares.


     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1997.

                    NET UNDERWRITING   COMPENSATION
NAME OF PRINCIPAL    DISCOUNTS AND    ON REDEMPTIONS    BROKERAGE      OTHER
UNDERWRITER           COMMISSIONS     AND REPURCHASES  COMMISSIONS  COMPENSATION
-----------           -----------     ---------------  -----------  ------------
Adviser Dealer
Services, Inc.         $174,319           $772             $0           $0


                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund and the Fund Complex as a whole to the Trustees of the Trust and the Fund Complex during the fiscal year ended December 31, 1997.


                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $1,183         None           None         $11,633

John M. Emery            $1,183         None           None         $11,633

Richard A. Farr          $1,000         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $  500         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $  833         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $  833         None           None         $9,883

Charles A. Donabedian    $  500         None           None         $5,541

James W. Didion          None           None           None         None


     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messrs. Bartholomew, Emery and Donabedian comprise the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts, and each corresponding portfolio of The Flex-Partners and The Flex-funds Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committee attended. Trustees fees for the Portfolio totaled $6,033 for the year ended December 31, 1997 ($4,162 in 1996). Audit Committee fees for the Fund and the Portfolio totaled $367 for the year ended December 31, 1997 ($100 in 1996).


     All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.


                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

         ($10,000* - EXCESS AGI )      Maximum Allowable    =  Deduction
          ---------------------    X      Deduction              Limit
                   $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1997, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $22,549.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of April 1, 1998, the following persons owned 5% or more of a class of the Fund's outstanding shares of beneficial interest:

                                                   Number of
Class             Name and Address                 Shares of Record    Percent
OF SHARES         OF BENEFICIAL OWNER              AND BENEFICIALLY    OF CLASS

Class A           Donaldson Lufkin Jenrette            4,235.790        5.876%
                  Securities Corporation Inc.
                  P. O. Box 2052
                  Jersey City, NJ  07303-9998

Class C           First Albany Corporation             4,241.740        5.728%
                  FBO Mario Palleschi
                  41 State Street
                  Albany, NY  11766

                  First Albany Corporation             4,240.350        5.726%
                  Arthur Stone
                  41 State Street
                  Albany, GA  31411

                  First Albany Corporation             4,240.350        5.726%
                  Betty Jane Sullivan
                  41 State Street
                  Albany, NY  12207

                  First Albany Corporation             8,227.333       11.111%
                  Timothy F. Murphy
                  41 State Street
                  Albany, NY  12207

                  First Albany Corporation             3,797.736        5.129%
                  Ashley Legal Advertising
                  Corp.
                  41 State Street
                  Albany, NY  12207

                  First Albany Corporation             6,445.862        8.705%
                  FBO James A. Holleran
                  IRA Rollover
                  41 State Street
                  Albany, NY  11777


                              FINANCIAL STATEMENTS

     Financial Statements for Utility Growth Fund and Utilities Stock Portfolio are presented on the following pages.

                             TACTICAL ASSET ALLOCATION FUND

                           A FUND OF THE FLEX-PARTNERS TRUST
                STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Flex-Partners dated April 30, 1998. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges and Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 have a conversion feature.

                               TABLE OF CONTENTS
                                                             PAGE

Investment Policies and Related Matters                        2
     General                                                   2
     The Mutual Fund Portfolio                                 2
     Money Market Instruments and Bonds                        4
     Ratings                                                   5
     Hedging Strategies                                        8
     Investment Restrictions                                  10
     Portfolio Turnover                                       12
     Purchase and Sale of Portfolio Securities                12
     Valuation of Portfolio Securities                        13
     Calculation of Total Return                              14
Additional Purchase and Redemption Information                15
Distribution and Taxes                                        20
Investment Adviser and Manager                                21
Officers and Trustees                                         23
The Distributor                                               27
Flex-Partners Retirement Plans                                28
Contracts with Companies Affiliated with the Manager          33
Description of the Trust                                      34
Financial Statements                                          35

INVESTMENT ADVISER                                 TRANSFER AGENT
R. Meeder & Associates, Inc.                       Mutual Funds Service Co.

DISTRIBUTOR
Adviser Dealer Services, Inc.

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all of its investable assets in the Mutual Fund Portfolio (the "Portfolio"), the Fund's corresponding portfolio having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of its corresponding portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     The Manager of the Portfolio places a high degree of importance on protecting portfolio values from severe market declines. Consequently, the Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments. (See "Money Market Instruments and Bonds" below.)

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Portfolio. High transaction costs could result when compared with other funds.

THE MUTUAL FUND PORTFOLIO

     The Manager will select mutual funds for inclusion in the Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Portfolio.

     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Trust's Prospectus.)

     In purchasing shares of other mutual funds, the Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Portfolios outstanding interests. These restrictions are applicable to the Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Portfolio differ from the restrictions applicable to the portfolios in which other Flex-Partners' funds are invested, in that the Portfolio is permitted to purchase the shares of other investment companies (mutual funds); is permitted to invest more than 5% of its assets in the securities of any one investment company (mutual fund); and may invest 25% or more of its assets in any one industry.

     The Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolio, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

     The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

     Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

     Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Mutual Fund Portfolio, without its having changed its investment position.

     The Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices, the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

     For temporary defensive purposes, the Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities commercial paper, certificates of deposit or other money market instruments. The Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Trust's Prospectus.

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations, and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. the Portfolio may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at the time of purchase, in repurchase agreements which mature in excess of seven days.

     The Manager exercises due care in the selection of money market instruments and bonds. However there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds - which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A Bonds - which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury, and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price.

     The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES

     The Manager may conduct a hedging program on behalf of the Portfolio for any of the reasons described in the Prospectus. Such a program would involve entering into options or futures contracts (hedge transactions).

     The objective of an option or futures contract transaction could be to protect a profit or offset a loss in the Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities at a future date for a definite price. In either case, it would not be necessary for a Portfolio to actually buy or sell the securities currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities under consideration or similar securities. The value of shares of common stock or the face amount of government bonds or notes covered by the hedge transaction would be the same, or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

     In lieu of the sale of a security, an option transaction could involve the purchase of a put option contract, which would give the Portfolio the right to sell a common stock, government bond or futures contract on an index (see below), at a specified price until the expiration date of the option. The Portfolio will only purchase a put option contract on a stock or bond when the number of shares of the issuer's stock or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

     Also, in lieu of the sale of securities, a futures transaction could involve the sale of a futures contract which would require the Portfolio either
(a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the security or securities involved in the futures contract.

     The securities involved in an option or futures contract may be stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Portfolio. The Manager will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by the Portfolio, and this may entail additional risk, as described below.

     To the extent that the Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, the Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in the Portfolio's positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

     The Portfolio will only sell an index short when the Manager has decided to reduce the Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Manager decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, the Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

     In lieu of the purchase of a security, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Portfolio will only purchase call options when the shares of stock or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.

     In lieu of the purchase of securities, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Manager will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

     The Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. The Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

     Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

     Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

     Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the trustees determine that such is not a fair value. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or, if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

     In conducting a hedging program for the Portfolio, the Manager may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

     When conducting a hedging program on behalf of the Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.

INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of the Fund's assets in the Portfolio, the Fund nor the Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be liquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes; (h) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (i) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (j) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or the Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (k) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested; (l) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; and
(m) Invest in warrants.

     In order to comply with certain state investment restrictions, each of the Trust's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PORTFOLIO TURNOVER


     The portfolio turnover rate for the fiscal year ended December 31, 1997 in the Mutual Fund Portfolio was 395% ( 1996 - 297%). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of the Portfolio to change its portfolio from a fully invested position to a partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Portfolio seeks to obtain the best available prices on, and firm execution of, all purchases and sales of portfolio securities. In order to do so, it may buy securities from or sell securities to broker/dealers acting as principals and may use primary markets in the purchase or sale of over-the-counter securities, unless best price and execution can be obtained in some other way.

     Satisfied that it is obtaining the best available price and favorable execution, the Portfolio may, from time to time, place orders for the purchase or sale of portfolio securities with broker/dealers who provide research, statistical or other financial information or services ("research") to it or to
R. Meeder & Associates, Inc. ("RMA"), or to any other client for which RMA acts as investment adviser. The reasonableness of brokerage commissions paid by the Portfolio in relation to transaction and research services received is evaluated by the staff of RMA on an ongoing basis. The general level of brokerage charges and other aspects of the Portfolio's portfolio transactions are reviewed periodically by its Board of Trustees.

     RMA is the principal source of information and advice to the Portfolio and is responsible for making and initiating the execution of investment decisions for the Portfolio. However, it is recognized by the Trustees that it is important for RMA, in performing its responsibilities to the Portfolio, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions and that, in compensating brokers for their services, it is in the interest of the Portfolio to take into account the value of the information received for use in advising the Portfolio. The extent, if any, to which the obtaining of such information may reduce the expenses of RMA in providing management services to the Portfolio is not determinable. In addition, it is understood by the Trustees that other clients of RMA might also benefit from the information obtained for the Portfolio, in the same manner that the Portfolio might also benefit from information obtained by RMA in performing services to others.

     RMA utilizes brokers who have demonstrated an ability to execute orders on a favorable basis, or who are able to provide research or other services. RMA does not knowingly authorize a higher rate of commission to one broker than to any other. In order to assure itself that the Portfolio is paying reasonable commissions, RMA will periodically attempt to determine the rates being paid by other institutional investors of similar size.

     Currently, RMA negotiates for commissions equal to no more than 20 basis points (1/5 of 1%) and is generally able to hold commissions at or below that level. Debt securities are purchased on a net basis.

     RMA and the Trust have previously purchased various research and other services with brokerage commissions paid to or for the benefit of certain entities.

     It is the opinion of the Trust, the Portfolio and RMA that the receipt of research from brokers will not materially reduce RMA's own research activities or the overall cost of fulfilling its contracts with the Trust or the Portfolio. Neither the Trust nor the Portfolio has any broker/dealer affiliate.


     The Portfolio paid no commissions in 1996, 1995 or 1994 on the purchase and sale of common stock securities. Brokerage commissions paid on the purchase and sale of futures contracts amounted to $34,089 ($38,925 in 1996) for the year ended December 31, 1997.


VALUATION OF PORTFOLIO SECURITIES

     Securities owned by a Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

                           CALCULATION OF TOTAL RETURN

     From time to time, the Fund may advertise its average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period (or relevant portion thereof) and since inception. Period and average annualized total return are calculated separately for Class A and Class C shares. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)n  = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period


TACTICAL ASSET ALLOCATION FUND (CLASS A SHARES):

                                               TOTAL RETURN
                                ------------------------------------------------
                                                          Since Inception
                                       1 Year             (August 1, 1996)
                                    Period Ended            Period Ended
                                  DECEMBER 31, 1997       DECEMBER 31, 1997

Value of Account
   At end of Period                   $1,172.91               $1,237.53

Value of Account
  At beginning of Period              $1,000.00               $1,000.00

Base Period Return                    $  172.91               $  237.53

Total Return                             17.29%                  16.25%

TACTICAL ASSET ALLOCATION FUND (CLASS C SHARES):

                                             TOTAL RETURN
                              --------------------------------------------------
                                                            Since Inception
                                    1 Year                  (June 1, 1995)
                                 Period Ended                Period Ended
                              DECEMBER 31, 1997            DECEMBER 31, 1997

Value of Account
   At end of Period               $1,177.10                     $1,417.01

Value of Account
  At beginning of Period           1,000.00                      1,000.00

Base Period Return                $  177.10                     $  417.01

Total Return                         17.71%                        14.44%


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund s net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of the Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     All redemptions in kind shall be of readily marketable securities.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will bedeemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individuals spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under Combined Purchase and Cumulative Purchase Privilege, may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor s holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under Flex-Partners Retirement Plans.

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     CONVERTIBLE CLASS C SHARES. Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 ("convertible Class C shares") will automatically convert to Class A shares seven years after the end of the calendar month in which the purchase order for convertible Class C shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class C shares acquired through the reinvestment of dividends and distributions on or before April 30, 1998 ("reinvested convertible Class C shares") will be converted to Class A shares on a pro-rata basis only when convertible Class C shares not acquired through reinvestment of dividends or distributions ("purchased convertible Class C shares") are converted. The portion of reinvested convertible Class C shares to be converted will be determined by the ratio that the purchased convertible Class C shares eligible for conversion bear to the total amount of purchased convertible Class C shares in the shareholder's account. For the purposes of calculating the holding period, convertible Class C shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of convertible Class C shares occurred, or (b) for convertible Class C shares obtained by an exchange or series of exchanges, the date on which issuance of the original convertible Class C shares occurred. This conversion to Class A shares will relieve convertible Class C shares that have been outstanding for at least seven years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such convertible Class C shares) from the higher ongoing distribution fee paid by convertible Class C shares. Only convertible Class C shares have this conversion feature. Conversion of convertible Class C shares to Class A shares is contingent on the availability of a private letter revenue ruling from the Internal Revenue Service or an opinion of counsel affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or opinion of counsel is no longer available, conversion of convertible Class C shares to Class A shares would have to be suspended, and convertible Class C shares would continue to be subject to the Class C distribution fee until redeemed.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Distributor.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS.. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. the Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.


     For the year ended December 31, 1997, the Mutual Fund Portfolio paid fees to the Manager totaling $1,130,843 ($1,083,553 in 1996).


     The Manager presently intends to reimburse the Fund through an expense reimbursement fee to the extent necessary to keep total expenses at 2.00% of average daily net assets for Class A Shares and 2.10% of average daily net assets for Class C shares. The Manager may change this policy at any time without notice to shareholders.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February l, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: Robert S. Meeder Sr. Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; and Wesley F.

Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Robert S. Meeder, Jr. and Philip A. Voelker is a Trustee and an officer of the Trust and the Portfolio. Each of Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and the Portfolio. Messrs. Robert S. Meeder, Sr. and Robert S. Meeder, Jr. are directors of the Distributor. Mr. Voelker is President and a Director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.


                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund and the Fund Complex as a whole to the Trustees of the Fund and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $5,883         None           None         $11,633

John M. Emery            $5,883         None           None         $11,633

Richard A. Farr          $5,700         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $5,200         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $5,533         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $5,533         None           None         $9,883

Charles A. Donabedian    $2,879         None           None         $5,541

James W. Didion          None           None           None         None


     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. All other officers and Trustees serve without compensation from the Trust. Messrs. Bartholomew, Emery and Donabedian comprise the Audit Committee for The Flex-funds and The Flex-Partners, and each of the corresponding Portfolios of The Flex-funds and The Flex-Partners Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committee attended. Trustees fees for Portfolio totaled $36,609 for the year ended December 31, 1997 ($4,162 in 1996). Audit Committee fees for the Fund and the Portfolio totaled $367 for the year ended December 31, 1997 ($100 in 1996).


     All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the Class A shares and the Class C shares of the Fund.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement), the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on February 8, 1997. Total payments made by the Fund to a former distributor of the Fund, Roosevelt & Cross, Incorporated, for the year ended December 31, 1997 amounted to $5,492. The payments made were used to offset a portion of initial commissions paid to securities dealers for the sale of Fund shares.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1997.

                    NET UNDERWRITING   COMPENSATION
NAME OF PRINCIPAL    DISCOUNTS AND    ON REDEMPTIONS    BROKERAGE      OTHER
UNDERWRITER           COMMISSIONS     AND REPURCHASES  COMMISSIONS  COMPENSATION
-----------           -----------     ---------------  -----------  ------------
Adviser Dealer
Services, Inc.         $174,319           $772             $0           $0

                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

       ($10,000* - EXCESS AGI )      Maximum Allowable       Deduction
        ---------------------    X       Deduction       =    Limit
               $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer and dividend disbursing services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0 02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, for stock transfer and dividend disbursing services. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $79,518.


                            DESCRIPTION OF THE TRUST

     Trust Organization. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     Shareholder and Trustee Liability. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     Voting Rights. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder s investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     Custodian. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


     Auditors. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 serves as the Trust's independent auditors. The auditors examine financial statements for the Fund and provide other assurance, tax, and related services.


                              FINANCIAL STATEMENTS

     Financial statements for Tactical Asset Allocation Fund (formerly, The TAA
Fund) and the Mutual Fund Portfolio are presented on the following pages.

                            INTERNATIONAL EQUITY FUND

                        A FUND OF THE FLEX-PARTNERS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1998


     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Flex-Partners International Equity Fund (dated April 30,
1998). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


TABLE OF CONTENTS                                             PAGE

         Investment Policies and Related Matters                2
         Portfolio Transactions                                18
         Valuation of Portfolio Securities                     20
         Performance                                           21
         Additional Purchase and Redemption Information        27
         Distributions and Taxes                               30
         Investment Adviser and Manager                        31
         Investment Subadviser                                 33
         The Distributor                                       34
         Trustees and Officers                                 35
         Flex-Partners Retirement Plans                        39
         Contracts With Companies Affiliated With Manager      43
         Description of the Trust                              44
         Financial Statements                                  45

INVESTMENT ADVISER                                   INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.                         Commercial Union Investment
                                                     Management, Limited

DISTRIBUTOR                                          TRANSFER AGENT
Adviser Dealer Services, Inc.                        Mutual Funds Service Co.

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     INVESTMENT APPROACH. The Subadviser's philosophy is founded on a top down, theme-driven approach to investment management. The Subadviser aims to add value to the Fund at all stages of the investment process, from the Subadviser's strategic top down approach to asset allocation and currency hedging to the Subadviser's sector and individual stock selection. While the Subadviser's portfolio managers operate within a disciplined and structured environment, they have a high degree of freedom over stock selection, enabling them to exercise their individual flair.

     ASSET ALLOCATION. Asset allocation decisions are made by the lead portfolio manager. The Subadviser's lead portfolio manager takes a top down view, considering the results of economic analysis, currency forecasts, political issues and market valuations to establish structural guidelines to which the portfolio must adhere. He or she seeks to contribute to performance by making strategic switches between asset classes and geographical regions. Once these asset allocation guidelines are set, stock selection decisions are made by specialist regional portfolio managers in accordance with country and sector strategy.

     COUNTRY AND SECTOR STRATEGY. Country and sector strategy is determined within the guidelines set by the Subadviser's portfolio manager following consultation with their teams on the implications of trends in interest rates, exchange rates and other economic fundamentals.

     The objective is to pinpoint countries and sectors which are likely to outperform based on where each market is in terms of its business cycle. The Subadviser recognizes that different economic and monetary backgrounds result in good performance by different groups of stocks and the Subadviser judges the broad areas of a market (growth stocks, value stocks, interest rate sensitives, etc.) which are likely to outperform at any particular stage of the cycle. At the same the Subadviser pays close attention to the themes on which a market is likely to concentrate at a particular time (such as brand values, takeover activity, or balance sheet strength). Once all these factors are considered, a formal country and sector strategy is constructed to which all relevant portfolios must conform. In order to control risk and the extent of the view taken, limits are set on the deviations that may be made from the country and sector matrices.

     EQUITY STOCK SELECTION. The Subadviser's portfolio managers have the freedom to choose stocks within the framework of this matrix structure. In reaching stock selection decisions, the Subadviser uses the commonly recognized yardsticks of price/earnings ratios and dividend yields, comparing stocks to market valuations, relevant sector variations and the history of the particular stock. The Subadviser looks for excesses of overvaluation/undervaluation in the market which are tested against the Subadviser's top down view, and make a qualitative judgment about what is already discounted in the market and what is likely to occur in the future.

     The continued holding of a stock is constantly tested against the reason for purchase. Once valuation measures no longer warrant the holding of a security, it is sold. If purchase was based on a single event which occurs, or which now appears unlikely to occur, the stock would be sold. A change in top down view may also necessitate a sale where a holding represents only a thematic or sector view. Price targets are only set for short-term trading.

     CURRENCY. The Subadviser treats currency as a separate asset class and it is analyzed as such. The Subadviser does not believe in speculating in currencies and it is the Subadviser's normal stance to take on the natural currency exposure that comes with the Subadviser's portfolio positions. However, when the Subadviser does take on a currency position, the Subadviser does so because they believe a significant long-term trend is developing which suggests hedging will both enhance returns and markedly contribute to reduced risk and volatility in the Fund.

INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly any subsequent change in net asset values or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND, PROVIDED SUCH INVESTMENT IS APPROVED BY THE TRUSTEES. THE FUND MAY NOT

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or the securities of other investment companies if otherwise permitted) if, as a result thereof,
(a) more than 5% of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Fund may borrow money from banks in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);


     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;


     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if as a result more than 33-1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if as a result more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (vii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (viii) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" herein. For the Fund's limitations on short sales, see the section entitled "Short Sales" herein.

     MONEY MARKET INSTRUMENTS. When investing in U.S. money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and

          Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Fund invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or if not rated issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Fund. The Fund's risk is that the universe of potential buyers for the securities should the Fund desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Fund.

RATINGS

     1.   Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     2.   Standard and Poor s Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank are for a definite period of time earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Fund's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments the Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities government-stripped fixed-rate mortgage-backed securities loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser's judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC, guidelines the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund will not: (a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Fund's investments in futures contracts and options and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option s strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Fund may enter into short sales "against the box" with respect to stocks it owns or has the right to obtain. For example, if the Subadviser anticipates a decline in the price of a stock it owns or has the right to obtain, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


     PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio for the period from inception on September 2, 1997 through December 31, 1997 was 13%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Subadviser in rendering investment management services to the Fund or the Subadviser's other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-Partners' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

     The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the Trustees and officers of the Trust are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Fund may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc., the distributor of the Fund's shares and an affiliate of the Manager (the "Distributor"), in its capacity as a broker-dealer.


     Brokerage commissions paid by the Fund on the purchase and sale of securities amounted to $51,807 for the period from the Fund's inception on September 2, 1997 through December 31, 1997.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

This
twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at approximately 3:00 p.m. Eastern time using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P(1+T)(to the nth power) = ERV
                  P = initial investment of $1,000
                  T = average annual total return
                  n = Number of years
                  ERV = ending redeemable value at the end of the base period

 INTERNATIONAL EQUITY FUND:

                                       TOTAL RETURN

                                       0.334 Years
                                     Since Inception
                                      Period Ended
                                    DECEMBER 31,1997

Value of Account
  At end of Period                    $   974.40

Value of Account
  At beginning of                       1,000.00

Base Period Return                    $   (25.60)

Average Total Return                      -2.56%


     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

     Unmanaged indexes that the Fund may use include the following:

     MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL -- EAFE (FREE) INDEX -- is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     MSCI EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

     MSCI EAFE + SELECT EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fourteen developing countries.

     FT - ACTUARIES WORLD INDEX -- includes approximately 2,400 securities from 24 countries including the U.S.

     FT - ACTUARIES EURO-PACIFIC INDEX -- a subset of the FT Actuaries World Index, which excludes companies in the U.S., Canada, Mexico and South Africa.

     SALOMON-RUSSELL PRIMARY MARKET INDEX -- consists of the approximately 700 largest stocks within 23 countries.

     SALOMON-RUSSELL EXTENDED MARKET INDEX -- consists of approximately 1,000 medium and small capitalization stocks from 23 countries.

     SALOMON-RUSSELL BROAD MARKET INDEX -- consists of all of the stocks within the Primary Market Index and the Extended Market Index.

     RUSSELL UNIVERSE OF NON-U.S. EQUITY PORTFOLIOS -- a universe of separate accounts and pooled funds available to U.S. investors, which invest in international equities.

     RUSSELL UNIVERSE OF WORLD EQUITY PORTFOLIOS -- a universe of equity-oriented global portfolios.

     LIPPER INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities.

     LIPPER DIVERSIFIED INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities from more than one country.

     LIPPER INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper International Universe.

     LIPPER DIVERSIFIED INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper Diversified International Universe.

     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. stock market.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     BARING EMERGING MARKETS INDEX -- a diversified index of approximately 250 relatively liquid stocks from 13 emerging market countries.

     SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities.

     SHEARSON LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Shareholders of the Fund will be able to exchange their shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of shares of the Fund may use the exchange privilege only to acquire shares of the Fund or Class A shares of a Flex-Partners Fund. Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse,their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and Class A shares of other Flex-Partners Funds. All shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the purchase of shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Mutual Funds Service Co. with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.

     The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Commercial Union Investment Management, Limited; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee at the rate of 1% of the average net assets of the Fund, payable in monthly installments.


     For the period from the Fund's inception on September 2, 1997 through December 31, 1997, the Fund paid investment advisory fees to the Manager totaling $36,268.

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1,1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are as set forth as follows:
Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; and Wesley F. Hoag, Vice President and General Counsel. Messrs. Robert S. Meeder, Sr., Robert S. Meeder, Jr. and Philip A. Voelker are Trustees and officers of the Trust. Messrs. Donald F. Meeder and Wesley F. Hoag are officers of the Trust. Messrs. Robert S. Meeder, Sr. and Robert S. Meeder, Jr. are directors of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.

                              INVESTMENT SUBADVISER

     Commercial Union Investment Management, Limited, St. Helen's, 1 Undershaft, London, England EC3P 3DQ, serves as the Fund's Subadviser. Commercial Union plc controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by the Manager, the Subadviser, the Trustees or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Trustees, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.


     As of April 1, 1998, the Subadviser owned beneficially and of record 71% of the issued and outstanding shares of the Fund. As a result, the Subadviser controls the Fund. Because of this control, the Subadviser could prevent a change in the investment advisers or subadvisers (including the Subadviser itself) of the Fund that is favored by other shareholders. The Subadviser could also cause a change in the investment advisers or subadvisers of the Fund that is opposed by other shareholders.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the "Underwriting Agreement"), the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plan" in the Prospectus.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.


     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1997.

                    NET UNDERWRITING   COMPENSATION
NAME OF PRINCIPAL    DISCOUNTS AND    ON REDEMPTIONS    BROKERAGE      OTHER
UNDERWRITER           COMMISSIONS     AND REPURCHASES  COMMISSIONS  COMPENSATION
-----------           -----------     ---------------  -----------  ------------
Adviser Dealer
Services, Inc.         $174,319           $772             $0           $0

                              TRUSTEES AND OFFICERS

     The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for other funds advised by the Manager, including The Flex-funds and the corresponding portfolios of The Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Trust, the Manager, the Subadviser or other subadvisers are indicated by an asterisk (*). The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).

*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, and each Portfolio.

+P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund Complex as a whole to the Trustees of the Trust and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $  333         None           None         $11,633

John M. Emery            $  333         None           None         $11,633

Richard A. Farr          $  250         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          None           None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $  333         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $  333         None           None         $9,883

Charles A. Donabedian    $  250         None           None         $5,541

James W. Didion          None           None           None         None


     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios and the Fund. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio and the Fund based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios and the Fund, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio and the Fund's average net assets exceeding $15 million.

     Messrs. Bartholomew, Emery and Donabedian comprise the Audit Committee for The Flex-funds Trust, The Flex-Partners Trust, and each corresponding Portfolio of The Flex-funds and the Flex-Partners Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committee attended. Trustee fees for the Fund totaled $2,462 for the period from the Fund's inception on September 2, 1997 through December 31, 1997. All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Trust own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

         ($10,000* - EXCESS AGI )      Maximum Allowable   =  Deduction
          ---------------------    X      Deduction             Limit
                 $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.03% of the first $100 million, 0.02% of the next $150 million, and 0.01% in excess of $250 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust. For the period from the Fund's inception on September 2, 1997 through December 31, 1997, total payments to Mutual Funds Service Co. from the Fund amounted to $15,515.

     General Counsel for the Manager performed substantially all of the legal services in connection with the organization and registration of the Fund with the Securities and Exchange Commission. The Fund paid the Manager $25,415 for these legal services.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


     AUDITORS. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.


                              FINANCIAL STATEMENTS

     The financial statements for the Fund are presented on the following pages.

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1997


   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS - 9.0%
      AEROSPACE/DEFENSE - 0.5%
      Boeing Co.                                       7,000          $342,563
      United Technologies Corp.                        7,000           509,687
                                                                       =======
                                                                       852,250
                                                                       -------

      ALUMINUM - 0.3%
      Aluminum Company of America                      7,000           492,625

      AUTO AND TRUCK - 0.3%
      General Motors Corp.                             7,000           424,375

      BANKING - 0.5%
      J.P. Morgan & Co.                                7,000           790,125

      BEVERAGE -- SOFT DRINK -0.3%
      Coca-Cola Co.                                    7,000           466,375

      CHEMICAL -- DIVERSIFIED - 0.5%
      E.I. du Pont de Nemours & Co.                    7,000           420,438
      Union Carbide Corp.                              7,000           300,562
                                                                       =======
                                                                       721,000
                                                                       -------

      COMPUTERS & PERIPHERALS - 0.5%
      IBM                                              7,000           731,937
      Raytheon Co. - Class A                             446            22,013
                                                                        ======
                                                                       753,950
                                                                       -------

      CONSUMER NON-DURABLE -0.4%
      Proctor & Gamble Co.                             7,000           558,687

      DIVERSIFIED - 0.5%
      Allied-Signal, Inc.                              7,000           272,562
      Minnesota Mining & Manufacturing Co.             7,000           574,438
                                                                       =======
                                                                       847,000
                                                                       -------

      DRUG - 0.5%
      Merck & Co., Inc.                                7,000           743,750

      ELECTRICAL EQUIPMENT - 0.3%
      General Electric Corp.                           7,000           513,625

      FINANCIAL SERVICES - 0.4%
      American Express Co.                             7,000           624,750

      HEALTH - 0.3%
      Johnson & Johnson                                7,000           461,125

      INSURANCE - MULTILINE - 0.2%
      Travelers Group, Inc.                            7,000           377,125

      MACHINERY -- CONSTRUCTION & MINING - 0.2%
      Caterpillar, Inc.                                7,000           339,937

      MULTIMEDIA - 0.5%
      Walt Disney Co.                                  7,000           693,438

      OFFICE AUTOMATION & EQUIPMENT - 0.3%
      Hewlett Packard                                  7,000           437,500

      OIL/GAS -- INTERNATIONAL - 0.6%
      Chevron Corp.                                    7,000           539,000
      Exxon Corp.                                      7,000           428,312
                                                                       =======
                                                                       967,312
                                                                       -------

      PAPER & FOREST PRODUCTS - 0.2%
      International Paper                              7,000           301,875

      PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.3%
      Eastman Kodak Co.                                7,000           425,688

      RESTAURANT - 0.2%
      McDonald's Corp.                                 7,000           334,250

      RETAIL STORE - 0.4%
      Sears, Roebuck & Co.                             7,000           316,750
      WalMart Stores, Inc.                             7,000           276,062
                                                                       =======
                                                                       592,812
                                                                       -------

   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - 0.3%
      AT&T                                             7,000           428,750

      TIRE & RUBBER - 0.3%
      Goodyear Tire & Rubber                           7,000           445,375

      TOBACCO - 0.2%
      Philip Morris Companies, Inc.                    7,000           317,188

================================================================================
      TOTAL COMMON STOCKS
      (Cost $13,792,981 )                                           13,910,887
--------------------------------------------------------------------------------

   MUTUAL FUNDS - 70.1%
      Aim Constellation Fund                              94            $2,467
      Aim Weingarten Equity Fund                         116             2,307
      Federated S&P 500 Maxcap Fund                  256,148         5,181,865
      Federated Stock Trust Fund                     201,166         7,058,906
      Fidelity Growth & Income Fund                  133,547         5,088,141
      Fidelity Mid Cap Fund                          400,450         6,683,512
      Mutual Shares Fund                                 321             6,840
      Neuberger & Berman Focus Trust Fund              7,406           151,231
      Neuberger & Berman Partners Fund                49,971         1,314,226
      Oppenheimer Quest Growth Fund                   76,805         1,018,433
      PBHG Growth Fund                                   624            15,849
      Safeco Growth Fund                             451,746        10,141,688
      SteinRoe Young Investor Fund                    43,783         1,019,702
      Strong American Utility Fund                   135,593         2,009,492
      T. Rowe Price New Era Fund                         147             3,820
      T. Rowe Price New Horizons Fund                    155             3,608
      Vontobel U.S. Value Fund                        61,162         1,009,786
      Wasatch Micro-Cap Fund                         151,876           571,055

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $42,109,119 )                                           41,282,928
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 70.1%
      Charles Schwab Money Market Fund            15,369,715        15,369,715
      Fidelity Core Money Market Fund             51,302,044        51,302,044

================================================================================
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $66,671,759 )                                           66,671,759
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.0%
   ** 5.27%, due 01/08/98                             30,100            30,069
   *  5.10%, due 03/05/98                         $1,500,000         1,486,267

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost  $1,516,681 )                                            1,516,336
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 8.4%
      Merrill Lynch, 6.80%, 1/2/98,
      (Collateralized by $13,165,000
      Florida Power Corp. Commercial
      Paper, 0.00%, 1/30/98, market
      value - $13,165,000)                        12,968,000        12,968,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $12,968,000 )                                           12,968,000
--------------------------------------------------------------------------------

   OPTIONS PURCHASED - 11.5%
      CALL OPTIONS
      S&P 500 Index futures contract expiring
      January 16, 1998 at 960                          4,000         8,800,000

      PUT OPTIONS
      S&P 500 Index futures contract expiring
      January 16, 1998 at 980                          4,000         8,800,000

================================================================================
      TOTAL OPTIONS PURCHASED
      (Cost $27,378,320 )                                           17,600,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $164,436,860)                                            $153,949,910
--------------------------------------------------------------------------------

   FUTURES CONTRACTS
      Long, Midcap 400 Futures, face amount
      $3,612,350 expiring March 1998.                     22         3,686,650
      Long, S&P 500 Futures, face amount
      $21,452,550 expiring March 1998.                    88       $21,540,200

================================================================================
   TOTAL FUTURES CONTRACTS                                         $25,226,850

--------------------------------------------------------------------------------

   WRITTEN OPTIONS OUTSTANDING AS OF DECEMBER 31, 1997.

   CALL OPTIONS
   S&P 500 Index futures contracts expiring
   January 16, 1998 at 980                            (4,000)       (4,604,000)

   PUT OPTIONS
   S&P 500 Index futures contracts expiring
   January 16, 1998 at 960                            (4,000)       (5,000,000)

================================================================================
   TOTAL OPTIONS WRITTEN
   (Proceeds $19,383,673 )                                         ($9,604,000)
--------------------------------------------------------------------------------

   *  Pledged as collateral on futures contracts.
   ** Pledged as collateral on Letter of Credit.

See accompanying notes to financial statements.

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1997


   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS - 97.1%

      DIVERSIFIED UTILITY - 1.2%
         Citizens Utilities Co.--Class B #               13,808       $132,899

      ELECTRIC/GAS UTILITY - 10.7%
         AGL Resources, Inc.                             16,100        329,044
         MDU Resources Group, Inc.                        6,000        189,750
         NIPSCO Industries, Inc.                          4,700        232,356
         UtiliCorp United, Inc.                          10,000        388,125
                                                                     =========
                                                                     1,139,275
                                                                     ---------

      ELECTRIC UTILITY - 16.1%
         Cinergy Corp.                                    7,800        298,838
         IPALCO Enterprises, Inc.                         5,900        247,431
         KU Energy Corp.                                  3,200        125,600
         LG&E Energy Corp.                                8,600        212,850
         New Century Energies, Inc.                       5,600        268,450
         PacifiCorp                                       9,800        267,662
         TECO Energy, Inc.                               10,400        292,500
                                                                     =========
                                                                     1,713,331
                                                                     ---------

      ENERGY - 2.2%
         CalEnergy Co., Inc. #                            8,000        230,000

      NATURAL GAS (DISTRIBUTOR) - 19.1%
         Bay State Gas Co.                               11,100        412,088
         Consolidated Natural Gas Co.                     3,800        229,900
         KeySpan Energy Corp.                            10,900        401,256
         MCN Corp.                                        6,000        242,250
         Pacific Enterprises                              6,800        255,850
         TransCanada Pipelines Ltd.                       8,100        181,237
         UGI Corp.                                        1,900         55,694
         WICOR, Inc.                                      5,600        260,050
                                                                     =========
                                                                     2,038,325
                                                                     ---------

      OIL/GAS (DOMESTIC) - 5.4%
         El Paso Natural Gas Co.                          4,220        280,630
         Questar Corp.                                    5,100        227,588
         Santa Fe Pacific Pipeline Partners, L.P.         1,600         73,200
                                                                       =======
                                                                       581,418
                                                                       -------

      TELECOMMUNICATION EQUIPMENT - 5.3%
         Andrew Corp. #                                  10,000        240,000
         QUALCOMM, Inc. #                                 6,520        329,260
                                                                       =======
                                                                       569,260
                                                                       -------

      TELECOMMUNICATION SERVICES - 33.3%
         AirTouch Communications, Inc. #                  5,400        224,437
         Alltel Corp.                                     7,900        324,394
         Bell Atlantic Corp.                              2,300        209,300
         Frontier Corp.                                  19,300        464,406
         GTE Corp.                                        5,000        261,250
         LCI International, Inc. #                       15,000        461,250
         MCI Communications Corp.                        10,000        428,125
         Sprint Corp.                                     4,300        252,088
         Tele Denmark A/S - Sponsored ADR                 4,900        150,981
         Telecom New Zealand - ADR                        5,000        193,750
         Telefonica de Espana                             3,460        315,076
         U.S. West Communications Group                   5,900        266,238
                                                                     =========
                                                                     3,551,295
                                                                     ---------

      WATER UTILITY - 3.8%
         American Water Works Co., Inc.                  14,900        406,956

================================================================================
      TOTAL COMMON STOCKS
      (Cost $8,095,774 )                                            10,362,759
--------------------------------------------------------------------------------

   U.S. TREASURY BILLS - 0.0%
   *  5.27%, due 01/08/98                                 1,000          1,000

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $1,000 )                                                     1,000
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 2.9%

   Merrill Lynch, 6.80%, 1/2/98, (Collateralized
   by $309,000 Florida Power Corp. Commercial
   Paper, 0.00%, 1/30/98, market value - $309,000)      304,000        304,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $304,000 )                                                 304,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $8,400,774 )                                              $10,667,759
--------------------------------------------------------------------------------

   *  Pledged as collateral on Letter of Credit.
   #  Represents non-income producing securities.

See accompanying notes to financial statements.

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1997

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 97.7%

   AEROSPACE/DEFENSE - 1.5%
      Boeing Co.                                           819 $        40,080
      General Dynamics Corp.                               730          63,099
      Gulfstream Aerospace Corp. #                         520          15,210
      Lockheed Martin Corp.                                980          96,530
      Northrup Grumman Corp.                               535          61,525
      Raytheon Co. - Class B #                           1,390          70,195
      Textron, Inc.                                      1,060          66,250
      Thiokol Corp.                                        450          36,563
      United Technologies Corp.                            740          53,881
                                                                       =======
                                                                       503,333
                                                                       -------

   AIR TRANSPORTATION - 0.4%
      AMR Corp. #                                          445          57,183
      Delta Air Lines, Inc.                                175          20,825
      Southwest Airlines                                 1,050          25,856
      USAir Group #                                        410          25,625
                                                                       =======
                                                                       129,489
                                                                       -------

   ALUMINUM - 0.2%
      Aluminum Company of America                          860          60,523

   AUTO & TRUCK - 1.8%
      Chrysler Corp.                                     2,900         102,044
      Ford Motor Co.                                     5,900         287,256
      General Motors Corp.                               3,100         187,938
      Meritor Automotive, Inc.                             279           5,876
      Paccar, Inc.                                         218          11,445
      TRW, Inc.                                            375          20,016
                                                                       =======
                                                                       614,575
                                                                       -------

   BANKING - 0.5%
      J.P. Morgan & Co.                                  1,000         112,875
      Washington Mutual Savings Bank                     1,170          74,661
                                                                       =======
                                                                       187,536
                                                                       -------

   BEVERAGE--ALCOHOLIC - 0.8%
      Canadaigua Wine Co. #                              5,200         287,950

   BEVERAGE--SOFT DRINK - 2.1%
      Coca-Cola Co.                                      8,800         586,300
      Pepsico, Inc.                                      3,000         109,313
                                                                       =======
                                                                       695,613
                                                                       -------

   BUILDING MATERIALS - 0.3%
      Crane Co.                                            280          12,145
      Masco Corp.                                        1,075          54,691
      Willbros Group #                                   1,600          24,000
                                                                        ======
                                                                        90,836
                                                                        ------

   CAPITAL GOODS - 0.2%
      Cooper Industries                                    345          16,905
      Eaton Corp.                                          217          19,367
      Ingersoll-Rand                                       478          19,359
                                                                        ======
                                                                        55,631
                                                                        ------

   CHEMICAL--DIVERSIFIED - 2.0%
      Air Products & Chemicals, Inc.                       535          44,004
      Dow Chemical Co.                                     995         100,993
      E.I. du Pont de Nemours & Co.                      5,230         314,127
      Monsanto Corp.                                     2,840         119,280
      Praxair, Inc.                                      1,000          45,000
      Rohm & Haas Co.                                      335          32,076
      Union Carbide Corp.                                  460          19,751
                                                                       =======
                                                                       675,231
                                                                       -------

   CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                        440          17,490
      W.R. Grace & Co.                                     410          32,979
                                                                        ======
                                                                        50,469
                                                                        ------

   COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                   1,110          34,341

   COMPUTERS & PERIPHERALS - 2.3%
      Compaq Computer Corp.                              1,905         107,513
      Dell Computer Corp. #                              1,600         134,400
      EMC Corp./Mass #                                   5,150         141,303

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      IBM                                                3,395         354,990
      Raytheon Co. - Class A                               198           9,748
      Sun Microsystems #                                   900          35,888
                                                                       =======
                                                                       783,842
                                                                       -------

   COMPUTER SOFTWARE & SERVICES - 4.8%
      America Online, Inc. #                               520          46,377
      Cambridge Technologies Partners, Inc. #              970          40,376
      Ceridian Co. #                                     2,850         130,566
      Citrix Systems, Inc. #                               380          28,880
      Computer Associates International, Inc.            3,255         172,108
      Computer Sciences Corp. #                            980          81,830
      First Data Corp.                                   2,220          64,935
      Manugistics Group, Inc. #                            690          30,791
      Microsoft Corp. #                                  4,757         614,842
      National Data Corp.                                  540          19,508
      Network Associates, Inc. #                           600          31,725
      Orcale Corp. #                                     3,500          78,094
      Peoplesoft, Inc. #                                 2,510          97,890
      Sterling Commerce, Inc. #                          1,600          61,500
      Sungard Data Systems, Inc. #                       3,190          98,890
      Wind River Systems #                                 350          13,891
                                                                     =========
                                                                     1,612,203
                                                                     ---------

   COMPUTER SYSTEMS - 0.1%
      Visio Corp. #                                        690          26,479

   CONSUMER DURABLES - 0.4%
      Snap-On, Inc.                                      1,600          69,800
      Sunbeam Corp.                                      1,600          67,400
                                                                       =======
                                                                       137,200
                                                                       -------

   CONSUMER NON-DURABLE - 3.8%
      Chattem, Inc. #                                    8,700         128,325
      Colgate Palmolive                                  2,000         147,000
      EKCO Group #                                      11,400          88,350
      Haggar Corp.                                      12,800         201,600
      Procter & Gamble Co.                               5,800         462,912
      RJR Nabisco Holdings Corp.                         1,600          60,000
      Tupperware Corp.                                   7,200         200,700
                                                                     =========
                                                                     1,288,887
                                                                     ---------

   CONTAINERS--PAPER & PLASTIC - 0.5%
      First Brands Corp.                                 4,500         121,219
      Sealed Air Corp. #                                   700          43,225
                                                                       =======
                                                                       164,444
                                                                       -------

   COPPER - 0.0%
      Phelps Dodge Corp.                                   240          14,940

   COSMETICS - 1.0%
      Avon Products, Inc.                                1,700         104,444
      Estee Lauder Co.                                   4,600         235,472
                                                                       =======
                                                                       339,916
                                                                       -------

   DATA PROCESSING - 0.2%
      I2 Technologies, Inc. #                            1,040          54,860

   DIVERSIFIED - 2.9%
      Allied Signal, Inc.                                2,080          80,990
      Corning, Inc.                                        740          27,472
      FMC Corp. #                                          859          57,821
      Minnesota Mining & Manufacturing Co.                 610          50,058
      National Service Industries                          430          21,312
      Norfolk Southern Corp.                             1,830          56,387
      PPG Industries, Inc.                                 890          50,841
      Ralston Purina                                     1,000          92,938
      Raychem Corp.                                        540          23,254
      Tenneco                                              615          24,292
      Tyco International                                 1,140          51,371
      Westinghouse Electric                              9,500         279,656
      Whitman Corp.                                      6,500         169,406
                                                                       =======
                                                                       985,798
                                                                       -------

   DRUG - 7.2%
      Abbott Labs                                        3,432         225,011
      Bristol Myers Squibb                               4,443         420,419
      Eli Lilly & Co.                                    4,916         342,276
      Merck & Co., Inc.                                  5,425         576,406
      Pfizer, Inc.                                       5,714         426,050
      Pharmacia & Upjohn                                 2,213          81,051
      Schering Plough Corp.                              3,524         218,929
      Warner Lambert Co.                                 1,221         151,404
                                                                     =========
                                                                     2,441,546
                                                                     ---------

   DRUGSTORE - 0.2%
      Longs Drug Stores                                  2,000          64,250

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   ELECTRIC--INTEGRATED - 0.9%
      FPL Group, Inc.                                      840          49,718
      Houston Industries, Inc.                           1,600          42,700
      Texas Utilities Co.                                2,810         116,791
      Unicom Corp.                                       3,270         100,552
                                                                       =======
                                                                       309,761
                                                                       -------

   ELECTRIC PRODUCTION - 0.1%
      Sundstrand Corp.                                     820          41,307

   ELECTRIC UTILITY - 0.7%
      American Electric Power, Inc.                      1,250          64,531
      Duke Power Co.                                     1,640          90,815
      Southern Co.                                       2,690          69,604
                                                                       =======
                                                                       224,950
                                                                       -------

   ELECTRICAL EQUIPMENT - 3.5%
      General Electric Corp.                            15,742       1,155,069
      Thomas & Betts                                       350          16,581
                                                                     =========
                                                                     1,171,650
                                                                     ---------


   ELECTRONIC COMPONENT SEMICONDUCTORS - 1.5%
      Analog Devices #                                   1,000          27,688
      Intel                                              4,370         306,992
      KLA -Tencor Corp. #                                  430          16,609
      Linear Tech Corp.                                    490          28,236
      Maxim Integrated Products, Inc. #                  1,600          55,200
      Motorola, Inc.                                       930          53,068
      Texas Instruments, Inc.                              620          27,900
                                                                       =======
                                                                       515,693
                                                                       -------

   ELECTRONIC COMPONENTS - 0.3%
      Emerson Electric                                   1,905         107,513

   ELECTRONICS - 0.1%
      Rockwell International Corp.                         840          43,890

   ENERGY - 0.1%
      Western Atlas #                                      700          51,800

   FINANCE - 9.4%
      Banc One Corp.                                     3,000         162,938
      Bank of Boston Corp.                                 800          75,150
      Bankers Trust New York Co.                           600          67,462
      Barnett Banks, Inc.                                1,200          86,250
      Chase Manhattan Corp.                              3,300         361,350
      Citicorp                                           2,300         290,806
      Corestates Financial                               1,000          80,063
      Equifax, Inc.                                      1,070          37,918
      Federal Home Loan Mortgage Corp.                   3,100         130,006
      Federal National Mortgage Corp.                    2,300         131,244
      First Chicago NBD Corp.                            1,700         141,950
      First Union Corp.                                  3,800         194,750
      Firstplus Financial Group #                        4,600         176,525
      Fleet Financial Group, Inc.                        1,200          89,925
      KeyCorp                                            1,400          99,137
      Lehman Brothers Holdings, Inc.                     1,300          66,300
      Mellon Bank Corp.                                  1,000          60,625
      Merrill Lynch & Co.                                  600          43,763
      NationsBank Corp.                                  3,800         231,087
      Norwest Corp.                                      6,200         239,475
      PNC Bank Corp.                                     2,400         136,950
      Ryder Systems, Inc.                                  370          12,118
      SunTrust Banks, Inc.                                 900          64,237
      Wells Fargo & Co.                                    600         203,663
                                                                     =========
                                                                     3,183,692
                                                                     ---------

   FINANCIAL SERVICES - 2.2%
      American Express Co.                               1,500         133,875
      Associates First Capital                           1,900         135,137
      Avery Dennison Corp.                                 720          32,220
      BankAmerica Corp.                                  4,400         321,200
      HF Ahmanson & Co.                                    800          53,550
      Nationwide Financial Services - Class A            1,900          68,638
                                                                       =======
                                                                       744,620
                                                                       -------

   FOOD DIVERSIFIED - 2.4%
      CPC International                                  1,800         193,950
      General Mills                                      3,200         229,200
      IBP, Inc.                                         11,000         230,606
      International Home Foods #                         1,900          53,200
      Kellogg Co.                                        1,800          89,325
                                                                       =======
                                                                       796,281
                                                                       -------

   FOOD WHOLESALER - 0.3%
      Nabisco                                            2,400         116,250

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   FOREST PRODUCTS - 0.3%
      Georgia Pacific Corp.                                430          26,122
      Timber Group #                                       430           9,756
      Weyerhauser Co.                                    1,010          49,553
      Willamette Industries, Inc.                          640          20,600
                                                                       =======
                                                                       106,031
                                                                       -------

   HEALTH - 1.9%
      Allergan, Inc.                                       283           9,498
      American Home Products                             2,701         206,627
      Humana, Inc. #                                       751          15,583
      Johnson & Johnson                                  6,062         399,334
                                                                       =======
                                                                       631,042
                                                                       -------

   INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                      650          44,525
      Johnson Controls, Inc.                               237          11,317
      Parker Hannifin Corp.                                315          14,451
                                                                        ======
                                                                        70,293
                                                                        ------

   INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                    50           3,553

   INSURANCE--LIFE - 0.6%
      American Heritage Life Investment Co.              1,000          36,000
      AmerUs Life Holdings, Inc.                         4,841         178,522
                                                                       =======
                                                                       214,522
                                                                       -------

   INSURANCE--MULTILINE - 3.3%
      Allstate                                           1,800         163,575
      American International Group                       2,250         244,687
      Conseco, Inc.                                      5,700         258,994
      Leucadia National                                  1,600          55,200
      PAULA Financial #                                  5,000         115,000
      Travelers Group, Inc.                              5,347         288,070
                                                                     =========
                                                                     1,125,526
                                                                     ---------

   LASERS--SYSTEMS & COMPONENTS - 0.2%
      Uniphase Corp. #                                   1,680          69,510

   MACHINE TOOL - 0.2%
      Cincinnati Milacron                                2,471          64,100

   MACHINERY - 0.4%
      Deere & Co.                                          981          57,205
      Dover Corp.                                          608          21,964
      Lancer Corp. #                                     4,100          45,100
      W.W. Grainger                                        146          14,189
                                                                       =======
                                                                       138,458
                                                                       -------

   MACHINERY--CONSTRUCTION & MINING - 0.6%
      Case Corp.                                           211          12,752
      Caterpillar, Inc.                                  1,581          76,777
      Halliburton Co.                                    1,000          51,938
      Harnischfeger Industries                           1,990          70,272
                                                                       =======
                                                                       211,739
                                                                       -------

   MANUFACTURING - 0.8%
      Black & Decker                                     2,400          93,750
      Mueller Industries, Inc. #                           750          44,250
      Owens Illinois #                                     670          25,418
      Samsonite Corp. #                                  3,100         102,516
                                                                       =======
                                                                       265,934
                                                                       -------

   MATERIALS & SERVICES - 0.8%
      Champion International Corp.                         425          19,258
      Dana Corp.                                           370          17,575
      Deluxe Corp.                                         300          10,350
      Hercules, Inc.                                       570          28,536
      Illinois Tool Works, Inc.                          1,270          76,359
      Service Corp. International                        1,650          60,947
      Sherwin-Williams Co.                                 920          25,530
      Waste Management, Inc.                               990          27,225
                                                                       =======
                                                                       265,780
                                                                       -------

   MEDICAL SERVICES - 1.0%
      Amgen, Inc. #                                      1,159          62,731
      Beverly Enterprise #                                 445           5,785
      Columbia/HCA Healthcare Corp.                      2,897          85,824
      HBO & Co.                                          1,010          48,480
      Healthsouth Rehab #                                1,321          36,658
      Manor Care, Inc.                                     264           9,240
      Shared Medical Systems                               420          27,720
      Tenet Healthcare #                                 1,371          45,414
                                                                       =======
                                                                       321,852
                                                                       -------

   MEDICAL SUPPLIES - 1.1%
      Alza Corp. #                                         389          12,375
      BIOMET                                               471          12,069

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------
      Bausch & Lomb, Inc.                                  249           9,867
      Baxter International, Inc.                         1,237          62,391
      Becton Dickinson                                     545          27,250
      Boston Scientific Co. #                              855          39,223
      Cardinal Health, Inc.                                150          11,269
      CR Bard, Inc.                                        250           7,828
      Guidant Corp.                                        662          41,209
      Mallinckrodt, Inc.                                   331          12,578
      Medtronic, Inc.                                    2,240         117,180
      St. Jude Medical, Inc. #                             347          10,584
      U.S. Surgical                                        311           9,116
                                                                       =======
                                                                       372,939
                                                                       -------

   MEDICAL--HMO - 0.1%
      United Healthcare Co.                                836          41,539

   METAL--DIVERSIFIED - 0.0%
      Inco LTD                                             610          10,370

   MINING - 0.1%
      Tubos de Acero de Mexico SA #                      2,100          45,412

   MULTIMEDIA - 0.2%
      Walt Disney Co.                                      800          79,250

   NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                           1,400          39,725

   NETWORKING PRODUCTS - 1.0%
      3Com Corp. #                                       1,060          37,034
      Cisco Systems, Inc. #                              5,205         290,179
                                                                       =======
                                                                       327,213
                                                                       -------

   OFFICE AUTOMATION & EQUIPMENT - 1.4%
      Hewlett Packard                                    4,610         288,125
      Pitney Bowes, Inc.                                   900          80,944
      Xerox Corp.                                        1,300          95,956
                                                                       =======
                                                                       465,025
                                                                       -------

   OIL/GAS--DOMESTIC - 2.5%
      Amoco Corp.                                        2,200         187,275
      Apache Corp.                                         200           7,012
      Atlantic Richfield                                 1,200          96,150
      Baker Hughes                                       1,100          47,988
      Burlington Resources                                 900          40,331
      Chieftan International #                           1,000          20,250
      Devon Energy                                         700          26,819
      Enron Corp.                                          400          16,625
      Mitchell Energy & Development - Class B            1,500          43,687
      Mobil Corp.                                        3,000         216,563
      Murphy Oil Corp.                                     400          21,675
      Noble Drilling Co. #                               1,400          42,875
      Sonat, Inc.                                          500          22,875
      USX Marathon Group                                 1,900          64,125
                                                                       =======
                                                                       854,250
                                                                       -------


   OIL/GAS--INTERNATIONAL - 2.5%
      Chevron Corp.                                      2,500         192,500
      Exxon Corp.                                       10,600         648,588
                                                                       =======
                                                                       841,088
                                                                       -------

   OILFIELD SERVICES/EQUIPMENT - 1.1%
      Dresser Industries                                   500          20,969
      Enron Exchangeable Notes                           1,000          20,625
      Schlumberger LTD                                   2,200         177,100
      Union Pacific Resources                              800          19,400
      Union Texas Petroleum Holdings                     1,100          22,894
      United Meridian Co. #                              1,300          36,562
      Veritas DGC, Inc. #                                  800          31,600
      Weatherford Enterra #                                800          35,000
                                                                       =======
                                                                       364,150
                                                                       -------
   OIL & NATURAL GAS - 0.1%
      Amerada Hess                                         500          27,438

   PAPER & FOREST PRODUCTS - 0.5%
      Bemis Co., Inc.                                      310          13,659
      Bowater, Inc.                                        220           9,776
      Fort James Corp.                                     785          30,026
      International Paper                                1,485          64,041
      Mead Corp.                                           720          20,160
      Union Camp Corp.                                     450          24,159
                                                                       =======
                                                                       161,821
                                                                       -------

   PETROLEUM--INTEGRATED - 2.1%
      Occidental Petroleum Corp.                           400          11,725
      Phillips Petroleum                                 1,500          72,937

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      Royal Dutch Petroleum                              8,900         482,269
      Texaco                                             2,000         108,750
      Unocal Corp.                                       1,000          38,813
                                                                       =======
                                                                       714,494
                                                                       -------

   PHARMACEUTICAL - 0.0%
      PharMerica, Inc. #                                   202           2,096

   PROTECTION--SAFETY EQUIPMENT - 0.9%
      Lo-Jack Corp. #                                   20,000         295,000

   RAILROAD TRANSPORTATION - 0.4%
      Burlington Northern Santa Fe                         740          68,774
      Union Pacific Corp.                                1,210          75,549
                                                                       =======
                                                                       144,323
                                                                       -------

   RECREATION - 0.2%
      Polaris Industries                                 2,000          61,125

   RECYCLING - 0.1%
      Philip Services Corp. #                            2,070          29,756

   RESTAURANT - 0.4%
      McDonald's Corp.                                   3,000         143,250

   RETAIL GROCERY - 0.4%
      Albertsons, Inc.                                   2,500         118,437

   RETAIL STORE - 2.7%
      Dillard Department Stores                          1,300          45,825
      Kmart #                                           16,700         193,094
      OfficeMax #                                        8,000         114,000
      Sears, Roebuck & Co.                               4,000         181,000
      Toys "R" Us, Inc. #                                1,500          47,156
      WalMart Stores, Inc.                               8,000         315,500
                                                                       =======
                                                                       896,575
                                                                       -------

   SERVICES - 0.4%
      Automatic Data Processing, Inc.                    1,540          94,518
      Paychex, Inc.                                        525          26,578
                                                                       =======
                                                                       121,096
                                                                       -------

   STEEL--INTEGRATED - 0.0%
      Nucor Corp.                                          320          15,460

   TELECOMMUNICATION EQUIPMENT - 0.8%
      Advanced Fibre Communication, Inc. #                 410          11,941
      General Signal Corp.                               1,567          63,659
      Newbridge Networks Corp. #                         3,170         110,554
      Nokia Corp. - Sponsored ADR - Class A                750          52,406
      Northern Telecom LTD                                 295          26,255
                                                                       =======
                                                                       264,815
                                                                       -------

   TELECOMMUNICATION SERVICES - 9.1%
      Airtouch Communications #                          7,630         317,122
      Ameritech Corp.                                    2,540         204,470
      AT&T                                               7,520         460,600
      BellSouth Corp.                                    4,260         239,891
      British Telecom plc                                3,860         310,006
      Cia de Telecomunicaciones de Chile - Sponsore      1,870          55,866
      DSC Communications #                                 620          14,880
      Frontier Corp.                                     2,880          69,300
      GTE Corp.                                          4,420         230,945
      LCI International, Inc. #                          3,500         107,625
      Lucent Technologies, Inc.                          3,645         291,144
      MCI Communication                                  3,070         131,434
      SBC Communications                                 4,100         300,325
      Sprint Corp.                                       1,620          94,972
      Telefonaktiebolaget LM Ericsson - ADR                400          14,925
      Tellabs, Inc. #                                      950          50,231
      U.S. West, Inc.                                    1,470          66,334
      Worldcom, Inc. #                                   4,280         129,470
                                                                     =========
                                                                     3,089,540
                                                                     ---------

   TOBACCO - 3.3%
      Gallaher Group, plc - ADR                         11,400         243,675
      Imperial Tobacco                                   4,900          60,025
      Philip Morris Companies                           13,200         598,125
      UST, Inc.                                          5,600         206,850
                                                                     =========
                                                                     1,108,675
                                                                     ---------

   TOYS - 0.3%
      Hasbro Bradley, Inc.                               3,700         116,550

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   TRANSPORTATION - 0.2%
      Alaska Air Group #                                   530          20,538
      Caliber Systems, Inc.                                190           9,251
      Federal Express Corp. #                              530          32,363
                                                                        ======
                                                                        62,152
                                                                        ------

   TRUCKING/TRANSPORTATION LEASING - 0.2%
      CSX, Corp.                                         1,027          55,458

   WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Browning Ferris Industries, Inc.                   1,180          43,660
      USA Waste Services, Inc. #                         1,398          54,871
                                                                        ======
                                                                        98,531
                                                                        ------

================================================================================
   TOTAL COMMON STOCKS
   (Cost       $27,190,038 )    33,063,192
--------------------------------------------------------------------------------


U.S. TREASURY OBLIGATIONS - 0.9%

   U.S. Treasury Bills
   ** 5.27%, 01/08/98                                    6,000           5,994
   *  5.10%, 03/05/98                                  300,000         297,254

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $303,317 )                                                    303,248
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.4%

   Merrill Lynch, 6.80%, 1/2/98, (Collateralized
   by $470,000 Florida Power Corp. Commercial
   Paper, 0.00%, 1/30/98, market value - $470,000)     463,000         463,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $463,000 )                                                    463,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $27,956,355 )                                                $33,829,440
--------------------------------------------------------------------------------

================================================================================
FUTURES CONTRACTS

   Long, S&P 500 Futures, face amount $1,711,037
      expiring March 1998.                                   7      $1,713,425
--------------------------------------------------------------------------------

================================================================================
TOTAL FUTURES CONTRACTS                                             $1,713,425
--------------------------------------------------------------------------------

* Pledged $300,000 face amount as collateral on futures contracts. ** Pledged $6,000 face amount as collateral on Letter of Credit.
#  Represents non-income producing securities.

See accompanying notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                Portfolio of Investments as of December 31, 1997

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS - 91.9%

   AEROSPACE/DEFENSE - 0.3%
     British Aerospace plc                                1,246 $        35,697

   AGRICULTURE & FOOD - 0.1%
     Kuala Lumpur Kepong Bhd                              4,000           8,581

   AIR TRANSPORT - 0.4%
     British Airways plc                                  1,262          12,387
     KLM Royal Dutch Airlines NV                            850          31,447
     Singapore Airlines Ltd.                              1,000           6,529
                                                                         ======
                                                                         50,363
                                                                         ------

   APPAREL - 1.6%
     Adidas AG                                              600          78,954
     Alexon Group plc #                                   8,204          36,045
     Ittierre Holding SpA #                              25,000          74,802
     Onward Kashiyama Co., Ltd.                           1,000          11,614
                                                                        =======
                                                                        201,415
                                                                        -------

   AUTO & TRUCK - 2.3%
     Daimler - Benz AG                                      910          63,872
     Honda Motor Co., Ltd.                                1,000          36,840
     Perusahaan Otomobil Nasional Bhd                     3,000           2,929
     Toyota Motor Corp.                                   6,000         172,587
                                                                        =======
                                                                        276,228
                                                                        -------

   AUTOPARTS -- REPLACEMENT - 0.5%
     Betrand Faure SA                                       540          38,410
     Denso Corp.                                          1,000          18,074
                                                                         ======
                                                                         56,484
                                                                         ------

   BANKING - 14.8%
     Abbey National plc                                   1,259          21,733
     Asahi Bank Ltd.                                      4,000          16,305
     Australia & New Zealand Banking Group Ltd.           6,200          40,964
     Banca di Roma #                                     82,400          83,192
     Bank of Scotland                                     6,020          54,583
     Bank of Tokyo-Mitsubishi Ltd.                        6,000          83,064
     Banque Nationale de Paris                              920          48,922
     Barclays plc                                         2,206          58,626
     Corporacion Bancaria de Espana SA                    1,000          60,821
     Credit Suisse Group                                    500          77,477
     Dai-Ichi Kangyo Bank Ltd.                            4,000          23,688
     Dao Heng Bank Group Ltd.                             2,500           6,243
     Den Danske Bank                                        400          53,336
     Den Norske Bank ASA                                 18,000          84,969
     Deutsche Bank AG                                     1,840         129,967
     Development Bank of Singapore Ltd.                   1,000           8,546
     Erste Bank Der Oesterreichischen Sparkassen AG       1,550          75,351
     HSBC Holdings plc                                    1,200          29,581
     HSBC Holdings plc                                    3,063          79,183
     Halifax plc #                                        2,670          33,194
     Hang Seng Bank Ltd.                                  2,000          19,295
     ING Groep NV                                         1,450          61,084
     Industrial Bank of Japan Ltd.                        3,000          21,458
     Malayan Banking Bhd                                  1,000           2,903
     Mitsubishi Trust & Banking Corp.                     3,000          30,226
     National Australia Bank Ltd.                         2,560          35,747
     National Westminster Bank plc                        1,525          25,333
     Northern Rock plc #                                    500           4,904
     Overseas-Chinese Banking Corp., Ltd.                 1,000           5,816
     Royal Bank of Scotland Group plc                     1,261          16,144
     Sanwa Bank Ltd.                                      2,000          20,304
     Schroders plc                                          650          20,055
     Schweizerischer Bankverein                             275          85,602
     Societe Generale                                       385          52,478
     Standard Chartered plc                               1,228          14,044
     Sumitomo Bank Ltd.                                   5,000          57,298
     Sumitomo Trust & Banking Corp.                       6,000          31,287
     Svenska Handelsbanken                                3,710         128,353
     Tokai Bank Ltd.                                      7,000          32,733
     Union Bank of Switzerland                               35          50,682
     United Overseas Bank Ltd.                            1,000           5,549
     Woolwich plc                                         2,266          11,969
                                                                      =========
                                                                      1,803,009
                                                                      ---------

   BEVERAGE -- ALCOHOLIC - 0.8%
     Allied Domecq plc                                    1,746          15,802
     Diageo plc                                           3,105          28,536
     Pernod Ricard                                          900          52,961
                                                                         ======
                                                                         97,299
                                                                         ------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   BROADCASTING -- CABLE TV - 0.7%
     British Sky Broadcasting Group plc                   4,057          30,309
     Carlton Communications plc                           1,415          10,897
     Flextech plc #                                       2,390          20,726
     Reuters Holdings plc                                 1,871          20,582
                                                                         ======
                                                                         82,514
                                                                         ------

   BROADCASTING & PUBLISHING - 0.1%
     News Corporation Ltd.                                2,000          11,038

   BUILDING & CONSTRUCTION - 2.2%
     Berkeley Group plc                                   1,994          20,426
     Blue Circle Industries plc                             904           5,292
     Compagnie de Saint Gobain                              280          39,795
     Grupo Acciona Sa                                       250          40,777
     New World Infrastructure Ltd. #                      5,000          11,261
     Obayashi Corp.                                      14,000          47,808
     RMC Group plc                                          620           8,754
     Suez Lyonnaise des Eaux                                840          92,995
     Taisie Corp.                                         4,000           6,584
                                                                        =======
                                                                        273,692
                                                                        -------

   BUILDING MATERIALS - 0.1%
     Pioneer International Ltd.                           2,200           6,006
     Wolseley plc                                         1,216           9,665
                                                                         ======
                                                                         15,671
                                                                         ------

   CHEMICALS - 0.9%
     Akzo Nobel NV                                          180          31,042
     Bayer AG                                             1,140          42,607
     Shin-Etsu Chemical Co., Ltd.                         2,000          38,302
                                                                        =======
                                                                        111,951
                                                                        -------

   CHEMICALS -- DIVERSIFIED - 1.0%
     BOC Group plc                                        3,100          51,344
     Henkel KGaA                                          1,200          75,751
                                                                        =======
                                                                        127,095
                                                                        -------

   COMPUTERS & PERIPHERALS - 1.0%
     Fujitsu Ltd.                                         5,000          53,837
     NEC Corp.                                            6,000          64,143
                                                                        =======
                                                                        117,980
                                                                        -------

   CONSUMER DURABLES - 0.2%
     Unilever plc                                         3,124          26,809

   CONTAINERS -- PAPER & PLASTIC - 0.1%
     Britton Group plc                                    6,915          15,760

   COSMETICS - 0.6%
     Kao Corp.                                            5,000          72,296

   DATA PROCESSING - 0.5%
     Industri-Matematik International Corp.
       American Depository Receipt #                      2,000          57,250

   DISTRIBUTION WHOLESALER - 0.8%
     Headlam Group plc                                    6,261          36,420
     Marubeni Corp.                                       6,000          10,568
     Mitsui & Co.                                         8,000          47,500
                                                                         ======
                                                                         94,488
                                                                         ------

   DIVERSIFIED - 2.6%
     BTR plc                                              5,318          16,321
     Brambles Industries Ltd.                             1,650          32,738
     Broken Hill Proprietary Co., Ltd.                    1,650          15,321
     Citic Pacific Ltd.                                   4,000          15,900
     Compagnie Generale des Eaux                            425          59,344
     Granada Group plc                                    2,256          34,785
     Hutchison Whampoa Ltd.                               4,000          25,090
     Lagardere SCA                                        1,070          35,395
     Rio Tinto Ltd.                                       1,190          13,882
     Securicor plc                                        3,611          17,024
     Societe Generale de Belgique                           600          54,899
                                                                        =======
                                                                        320,699
                                                                        -------

   DRUG - 1.7%
     Cortecs plc #                                        3,705          11,035
     Roche Holding AG                                        20         198,903
                                                                        =======
                                                                        209,938
                                                                        -------

   ELECTRIC PRODUCTION -- MISCELLANEOUS - 2.6%
     China Light & Power Co.                              3,000          16,649
     Chubu Electric Power Co., Inc.                       3,600          55,099
     Endesa SA                                            3,040          53,953
     Hongkong Electric Holdings Ltd.                      5,000          19,004
     National Grid Group plc                              2,274          10,861
     Rohm Co., Ltd.                                       1,000         102,291
     Scottish Power plc                                   4,733          41,785
     Southern Electric plc                                1,319          10,549
     Tenaga Nasional Bhd                                  3,000           6,397
                                                                        =======
                                                                        316,588
                                                                        -------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   ELECTRONIC COMPONENT -- MISCELLANEOUS - 2.2%
     Matsushita Electric Industrial Co., Ltd.             5,000          73,450
     Minebea Co., Ltd.                                    5,000          53,837
     Siemens AG                                             820          48,571
     Silvermines Group plc                                9,120           6,828
     Sony Corp.                                           1,000          89,216
                                                                        =======
                                                                        271,902
                                                                        -------

   ENGINEERING RESEARCH & DEVELOPMENT - 0.0%
     United Engineers Bhd                                 1,000             832

   FINANCE - 1.6%
     Credit Saison Co., Ltd.                              1,500          37,148
     Lend Lease Corp., Ltd.                               1,500          29,322
     Lloyds TSB Group plc                                 6,259          80,954
     Nomura Securities Co., Ltd.                          4,000          53,530
                                                                        =======
                                                                        200,954
                                                                        -------

   FINANCIAL SERVICES - 0.3%
     Legal & General Group plc                            4,900          42,332

   FOOD & BEVERAGE - 0.0%
     Want Want Holdings American Depository Receipt #     2,000           2,760

   FOOD -- DIVERSIFIED - 1.2%
     Cadbury Schweppes plc                                3,815          37,980
     Nestle SA                                               70         105,060
                                                                        =======
                                                                        143,040
                                                                        -------

   FOOD WHOLESALER - 0.3%
     FHTK Holdings Ltd.                                  13,000           2,932
     Nissin Food Products                                 2,000          36,456
                                                                         ======
                                                                         39,388
                                                                         ------

   HOME APPLIANCE - 0.0%
     Guangdong Kelon Elec Holdings                        4,000           4,104

   HOTEL/GAMING - 1.3%
     Accor SA                                               385          71,614
     Genting Bhd                                          4,600          11,523
     Ladbroke Group plc                                   4,004          17,394
     London Clubs International plc                       4,322          23,079
     Stanley Leisure plc                                  6,320          26,364
     Sydney Harbour Casino Holdings Ltd. #                8,700           8,248
                                                                        =======
                                                                        158,222
                                                                        -------

   HOUSEHOLD PRODUCTS - 0.9%
     Asahi Glass Co., Ltd.                                6,000          28,611
     Benckiser NV #                                       1,900          78,636
                                                                        =======
                                                                        107,247
                                                                        -------

   INSURANCE -- MULTILINE - 0.7%
     Baloise Holding Ltd. #                                  26          48,185
     Zurich Versicherungs-Gesellschaft                       90          42,948
                                                                         ======
                                                                         91,133
                                                                         ------

   INSURANCE -- PROPERTY/CASUALTY - 1.6%
     Allianz AG                                             415         107,558
     Assurances Generales de France                       1,560          82,696
                                                                        =======
                                                                        190,254
                                                                        -------

   INSURANCE - 1.6%
     Assicurazioni Generali                               1,600          39,321
     Guardian Royal Exchange plc                          6,784          36,281
     Istituto Nazionale delle Assicurazioni              16,500          33,457
     Norwich Union plc #                                  2,529          15,544
     Skandia Forsakrings AB                                 710          33,512
     Tokio Marine & Fire Insurance Co.                    2,000          22,766
     United Assurance Group plc                           1,700          14,756
                                                                        =======
                                                                        195,637
                                                                        -------

   INVESTMENT COMPANIES - 1.0%
     Amvescap plc                                         7,834          67,228
     Corp. Financiera Reunida SA #                       10,000          53,472
     Mercury Asset Management Group plc                     186           5,197
                                                                        =======
                                                                        125,897
                                                                        -------

   MACHINERY - 0.9%
     Ebara Corp.                                          4,000          42,455
     Mannesmann AG                                          130          65,723
                                                                        =======
                                                                        108,178
                                                                        -------

   MANUFACTURING - 2.8%
     FKI plc                                              7,744          24,467
     General Electric Co. plc                             2,782          18,266
     Mitsubishi Heavy Industries                         10,000          41,839
     RWE AG                                               2,400         128,810
     Rexam plc                                            3,215          15,792
     Shanghai Industrial Holdings Ltd.                    1,000           3,717
     Southcorp Ltd.                                         400           1,324
     Unilever NV                                          1,040          64,128
     VEBA AG                                                690          47,011
                                                                        =======
                                                                        345,354
                                                                        -------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   MEDICAL PRODUCTS - 4.6%
     Glaxo Wellcome plc                                   5,408         127,969
     Novartis AG                                            120         194,995
     Shield Diagnostics Group plc #                       1,733          20,461
     Takeda Chemical Industries                           2,000          57,222
     Yamanouchi Pharmaceutical Co., Ltd.                  3,000          64,605
     Zeneca Group plc                                     2,566          90,361
                                                                        =======
                                                                        555,613
                                                                        -------

   METAL -- DIVERSIFIED - 0.2%
     Union Miniere SA #                                     340          23,584

   METAL FABRICATING - 0.1%
     Simsmetal Ltd.                                       1,200           6,960

   MINING - 0.3%
     Rio Tinto plc                                        1,169          13,571
     Sumitomo Metal Mining Co.                            6,000          19,843
                                                                         ======
                                                                         33,414
                                                                         ------

   MUTUAL FUNDS - 7.6%
     Baillie Gifford Japan Trust Fund #                  11,000          78,740
     Baring Emerging Europe Trust Fund #                 65,000         102,375
     Foreign & Colonial Emerging Markets Investment
       Trust Fun                                         96,000         167,451
     Genesis Emerging Markets Fund #                      9,000         145,800
     Schroder Japan Growth Fund #                       139,000         118,940
     Scudder Latin America Investment Trust Fund         70,000         114,037
     Templeton Emerging Markets Investment Trust Fund    60,000         117,739
     Templeton Latin America Investment Trust Fund       50,000          81,249
                                                                        =======
                                                                        926,331
                                                                        -------

   OFFICE AUTOMATION & EQUIPMENT - 0.4%
     Canon, Inc.                                          2,000          46,762

   OIL & NATURAL GAS - 6.4%
     BG plc                                               4,053          18,274
     British Petroleum Co., plc                           6,047          79,655
     Cairn Energy plc #                                     821           6,701
     ENI SpA                                              6,850          38,861
     Elf Aquitain SA                                        835          97,161
     Envestra Ltd.                                       93,500          59,096
     Hong Kong & China Gas Co., Ltd.                      9,000          17,423
     LASMO plc                                            5,263          23,427
     Repsol SA                                            1,450          61,838
     Royal Dutch Petroleum Co.                            2,450         134,513
     SOCO International plc #                             4,008          24,007
     Saipem SpA                                           5,800          30,509
     Shell Transport & Trading Co.                       14,626         106,259
     Smedvig ASA                                          1,000          21,161
     Tokyo Gas Co.                                       17,000          38,701
     Woodside Petroleum Ltd.                              2,700          19,036
                                                                        =======
                                                                        776,622
                                                                        -------

   OILFIELD SERVICES & EQUIPMENT - 0.6%
     ISIS #                                                 703          77,127

   PAPER & FOREST PRODUCTS - 1.3%
     Metsa Tissue Oyj #                                  12,000         115,694
     Nippon Paper Industries Co.                          5,000          19,689
     UPM-Kymmene Oyj                                      1,400          28,024
                                                                        =======
                                                                        163,407
                                                                        -------

   PRINTING -- COMMERCIAL - 0.3%
     Dai Nippon Printing Co., Ltd.                        2,000          37,686

   PROTECTION -- SAFETY EQUIPMENT - 0.5%
     Secom Co., Ltd.                                      1,000          64,143

   PUBLISHING - 1.9%
     Elsevier NV                                          4,000          64,720
     Independent Newspapers Ltd.                          3,600          17,978
     Johnston Press plc                                   4,338          14,634
     Singapore Press Holdings Ltd.                        1,000          12,523
     Star Publications                                    2,000           2,281
     United News & Media plc                              1,209          13,668
     Verenigde Nederlandse Uitgeversbedrijven
       Verenigd Bezit                                     3,700         104,400
                                                                        =======
                                                                        230,204
                                                                        -------

   REAL ESTATE MANAGEMENT & INVESTMENT - 1.5%
     Capital Shopping Centers plc                         5,424          36,594
     Cheung Kong Holdings Ltd.                            3,000          19,650
     China Resources Enterprise Ltd.                      4,000           8,931
     City Developments Ltd.                               1,000           4,629
     HKR International Ltd.                               9,680           7,121
     Henderson Land Development Co., Ltd.                 1,000           4,711
     Mitsubishi Estate Co., Ltd.                          6,000          65,528
     New World Development Co., Ltd.                      2,000           6,918
     Sun Hung Kai Properties Ltd.                         3,000          20,908
     Wing Tai Holdings Ltd.                               3,000           3,508
                                                                        =======
                                                                        178,498
                                                                        -------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   RECREATION - 0.3%
     Berjaya Sports Toto Bhd                              6,000          15,338
     TABCORP Holdings Ltd.                                1,400           6,568
     Wembley plc                                          2,802          13,948
                                                                         ======
                                                                         35,854
                                                                         ------

   RETAIL - 1.6%
     Dixons Group plc                                     1,685          16,678
     EMI Group plc                                        1,264          10,904
     Great Universal Stores plc                           4,860          59,980
     Harvey Nichols plc                                   1,733           5,490
     Vendex International NV                              1,800          99,359
                                                                        =======
                                                                        192,411
                                                                        -------
   RETAIL GROCERY - 0.8%
     Ito-Yokado Co., Ltd.                                 1,000          51,146
     Safeway plc                                          7,885          44,764
                                                                         ======
                                                                         95,910
                                                                         ------

   RETAIL STORE - 1.5%
     Carpetright plc                                        765           5,728
     Family Mart Co., Ltd.                                2,000          71,988
     Kingfisher plc                                       6,000          83,726
     Marui Co.                                            1,000          15,613
                                                                        =======
                                                                        177,055
                                                                        -------

   SERVICES - 0.3%
     BTG plc                                              3,520          39,388

   STEEL -- INTEGRATED - 0.3%
     Nippon Steel Corp.                                  19,000          28,203
     Sumitomo Metal Industries                           11,000          14,128
                                                                         ======
                                                                         42,331
                                                                         ------

   TELECOMMUNICATIONS - 3.2%
     Cable & Wireless plc                                 3,591          31,584
     Nippon Telegraph & Telephone Corp.                      20         172,280
     Portugal Telecom SA                                  1,450          67,356
     Singapore Telecommunications Ltd.                   10,000          18,636
     Telecom Corporation of New Zealand Ltd.              5,300          25,698
     Telecom Italia SpA                                  11,700          74,780
                                                                        =======
                                                                        390,334
                                                                        -------

   TELECOMMUNICATION EQUIPMENT - 2.5%
     Alcatel Alsthom                                        740          94,102
     France Telecom SA #                                  1,060          38,465
     Telecom Italia Mobile SpA                           11,400          52,648
     Telefonica de Espana                                 2,900          82,767
     Vodafone Group plc                                   5,286          38,577
                                                                        =======
                                                                        306,559
                                                                        -------

   TELECOMMUNICATION SERVICES - 0.8%
      British Telecommunications plc                      6,497          51,291
      China Telecom Ltd. #                                4,000           6,866
      COLT Telecom Group plc #                              658           6,675
      Hong Kong Telecommunications Ltd.                   3,200           6,587
      Telekom Malaysia Bhd                                4,000          11,818
      Telestra Corp., Ltd. #                              5,900          12,456
                                                                         ======
                                                                         95,693
                                                                         ------

   TIRE & RUBBER - 0.5%
     Bridgestone Corp.                                    3,000          65,297

   TOBACCO - 0.2%
     BAT Industries plc                                   2,260          20,622
     Rothmans of Pall Mall Bhd                              400           3,109
                                                                         ======
                                                                         23,731
                                                                         ------

   TOILETRIES & COSMETICS - 0.4%
     L'OREAL                                                115          45,019

   TRANSPORTATION - 1.2%
     East Japan Railway Co.                                  15          67,951
     FirstGroup plc                                       1,701           6,270
     Kowloon Motor Bus Holdings Ltd.                      2,800           6,143
     National Express Group plc                           1,789          20,180
     Peninsular and Oriental Steam Navigation Co.         1,020          11,657
     Yamato Transport Co., Ltd.                           3,000          40,378
                                                                        =======
                                                                        152,579
                                                                        -------

   WATER UTILITY - 0.3%
     Severn Trent plc                                     2,097          33,748

================================================================================
  TOTAL COMMON STOCKS
  (Cost   $11,340,205 )                                              11,226,367
--------------------------------------------------------------------------------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.1%

  State Street Bank, 4.50%, 1/2/98, (Collateralized
    by $1,005,000 U.S. Treasury Notes, 5.63%,
    11/30/99, market value - $1,007,513                 984,000         984,000

================================================================================
  TOTAL REPURCHASE AGREEMENTS
  (Cost      $984,000 )                                                 984,000
--------------------------------------------------------------------------------

================================================================================
  TOTAL INVESTMENTS - 100.0%
  (Cost   $12,324,205 )                                              12,210,367
--------------------------------------------------------------------------------

# Represents non-income producing securities.


================================================================================
Portfolio Composition by Country of Domicile as of 12/31/97.

   United Kingdom - 29.3%                    Sweden - 2.0%
   Japan - 22.0%                             Finland - 1.3%
   France - 8.3%                             Norway - 0.9%
   Switzerland - 7.2%                        Austria - 0.7%
   Germany - 7.0%                            Belgium - 0.7%
   Netherlands - 6.0%                        Malaysia - 0.6%
   Italy - 3.8%                              Portugal - 0.6%
   Spain - 3.1%                              Singapore - 0.6%
   Australia - 2.7%                          Denmark - 0.5%
   Hong Kong - 2.3%                          New Zealand - 0.4%


FORWARD CURRENCY CONTRACTS

                     Contract Amount   Contract Amount  Appreciation    Delivery
                     (Local Currency)  (U.S. Dollars)   (Depreciation)    Date
Currency Purchased:
British Pound          30,187.380          $50,449          ($774)       1/2/98
================================================================================

Net receivable (payable) for forward currency contracts purchased        ($774)
================================================================================

See accompanying notes to financial statements.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

                                            CORE      TACTICAL ASSET   UTILITY
                                           EQUITY      ALLOCATION       GROWTH
                                            FUND          FUND           FUND

 Assets:
  Investment in corresponding
   portfolio, at value                     $328,462   $14,592,848     $2,541,061
  Receivable for capital stock issued           ---        12,673          9,602
  Receivable from investment adviser          5,355         9,450         25,517
  Unamortized organization costs              9,167        20,246         14,118
  Other assets                                  ---         5,911          6,533
  Total Assets                              342,984    14,641,128      2,596,831
================================================================================
 Liabilites:
  Payable for capital stock redeemed            ---           857          1,221
  Dividends payable                             ---        38,771          5,949
  Accrued transfer agent and
   administrative fees                          717         2,156            767
  Accrued 12b-1 and shareholder
   service fees -- Class A                      416           ---          1,675
  Accrued 12b-1 and shareholder
   service fees -- Class C                      176        43,684          2,621
  Organizational costs due to adviser        10,005         4,524          3,472
  Other accrued liabilities                   6,725        14,373         12,560
  Total Liabilities                          18,039       104,365         28,265
================================================================================
 Net Assets                                 324,945    14,536,763      2,568,566
================================================================================
 Components of Net Assets:
  Capital                                   320,520    15,564,856      1,978,163
  Accumulated undistributed net realized gains
   (losses) from investment transactions       (539)     (335,671)           ---
  Net unrealized appreciation of investments
   (depreciation) of investments              4,964      (692,422)       590,403
  Total Net Assets                         $324,945   $14,536,763     $2,568,566
================================================================================
 Net Assets:
  Class A Shares                           $245,427       $36,080     $1,285,320
  Class C Shares                             79,518    14,500,683      1,283,246
                                            324,945    14,536,763      2,568,566
================================================================================
 Outstanding units of beneficial interest (shares):
  (indefinite number of shares authorized,
     $0.10 par value)
  Class A Shares                             19,370         3,259         73,999
  Class C Shares                              6,281     1,184,066         74,743
                                             25,651     1,187,325        148,742
================================================================================
 Net asset value -- redemption price per share:
  Class A Shares                             $12.67        $11.07         $17.37
  Class C Shares*                            $12.66        $12.25         $17.17
 Sales charge -- Class A Shares               4.00%         4.00%          4.00%
 Maximum offering price per share --
  Class A Shares (100%/(100% - sales
  charge) of net asset value adjusted
  to nearest cent)                           $13.20        $11.53         $18.09

 *  Redemption price varies based upon holding period.

 See accompanying notes to financial statements.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                             CORE      TACTICAL ASSET   UTILITY
                                             EQUITY      ALLOCATION     GROWTH
                                             FUND*         FUND          FUND

 Net Investment Income from
 Corresponding Portfolio:
================================================================================
  Interest                                     $868      $322,466       $10,733
  Dividends                                   2,100       119,403        80,269
  Expenses                                   (1,996)     (132,686)      (42,829)
 Total Net Investment Income from
   Corresponding Portfolio                      972       309,183        48,173
================================================================================
 Fund Expenses:
================================================================================
  Administrative fee                             70         8,160         1,333
  Transfer agent fees                         3,366        20,472         8,118
  Shareholder service -- Class A Shares         271           249         3,037
  Shareholder service -- Class C Shares          79        37,029         3,632
  Audit fees                                  1,539         4,944         1,418
  Legal fees                                  1,099         3,043         3,353
  Printing                                    1,613        11,145         6,135
  Amortization of organizational costs          822         8,376         5,851
  Postage                                       558         4,989         2,395
  12b-1 fees -- Class A Shares                  271           249         3,037
  12b-1 fees -- Class C Shares                  238       111,087        10,895
  Registration and filing fees                2,776        18,397        16,846
  Insurance                                     ---           853           726
  Other expenses                                959        13,970         4,801
 Total Expenses                              13,661       242,963        71,577
================================================================================
  Expenses reimbursed
   by investment adviser                    (12,760)      (62,471)      (57,403)
 Net Expenses                                   901       180,492        14,174
================================================================================
 NET INVESTMENT INCOME                           71       128,691        33,999
================================================================================
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================
  Net realized gains (losses) from
   futures contracts                          1,237       800,960           ---
  Net realized gains (losses) from
   investment transactions                      126     2,128,856       234,211
  Net change in unrealized appreciation
   (depreciation) of investments              4,964      (664,958)      363,380
 NET GAIN (LOSS) FROM INVESTMENTS             6,327     2,264,858       597,591
================================================================================
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $6,398    $2,393,549      $631,590
================================================================================

* For the period from commencement of operations, August 1, 1997, through December 31, 1997.

 See accompanying notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997
                                                         INTERNATIONAL
                                                            EQUITY
                                                             FUND
   Assets:
   Investments, at value (cost $11,340,205)               $11,226,339
   Repurchase agreements, at cost                             984,000
   Cash                                                        13,772
   Receivable for capital stock issued                             99
   Receivable for investments sold                            984,390
   Dividends, interest and tax reclaims receivable             10,817
   Receivable from investment adviser                          20,735
   Unamortized organization costs                              27,203
   Total Assets                                            13,267,355
================================================================================
  Liabilities:
================================================================================
   Payable for capital stock redeemed                           2,926
   Payable for investments purchased                        1,037,843
   Foreign currency overdraft, at value (cost $2,483)           2,387
   Payable for foreign currency contract                          774
   Accrued management fees                                      9,898
   Accrued fund accounting fees                                 2,500
   Accrued transfer agent and administrative fees               1,434
   Organizational costs due to adviser                          2,925
   Other accrued liabilities                                   16,600
   Total Liabilities                                        1,077,287
================================================================================
  Net Assets                                              $12,190,068

  Components of Net Assets:
   Capital                                                $12,483,530
   Accumulated undistributed (distributions
      in excess of) net investment income                     (15,575)
   Accumulated undistributed net realized gains (losses)
      from investment and foreign currency transactions      (163,883)
   Net unrealized appreciation (depreciation)
      of investments and foreign currency                    (114,004)
  Total Net Assets                                        $12,190,068
================================================================================
  Net Assets:
    Class A Shares                                         $12,190,068
  Outstanding units of beneficial interest (shares):
    Class A Shares                                           1,000,472
  Net asset value -- redemption price per share:
    Class A Shares                                              $12.18
  Sales charge -- Class A Shares                                 4.00%
  Maximum offering price per share -- Class A Shares
    (100%/(100% - sales charge) of net asset value
    adjusted to nearest cent)                                   $12.69


 STATEMENT OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 1997
                                                          INTERNATIONAL
                                                             EQUITY
                                                              FUND*
  Investment Income:
================================================================================
  Interest                                                   $20,364
  Dividends                                                   43,417
  Foreign taxes withheld                                      (5,835)
 Total Investment Income                                      57,946

 Expenses:
================================================================================
  Investment management fees                                  36,268
  Administration fees                                          1,863
  Fund accounting fees                                        17,863
  Transfer agent fees                                          3,627
  Audit fees                                                   6,357
  Legal fees                                                     971
  Custody fees                                                21,597
  Trustees fees and expenses                                   2,462
  Postage expense                                                140
  Registration expense                                         2,959
  Printing expense                                             1,644
  Amortization of organizational costs                         1,939
  Other expenses                                                 663
 Total Expenses                                               98,353
================================================================================

  Expenses reimbursed by investment adviser                  (24,832)

 Net Expenses                                                 73,521
================================================================================
 NET INVESTMENT INCOME (LOSS)                                (15,575)
================================================================================
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================
  Net realized gains (losses) from investments
   and foreign currency transactions                        (163,883)
  Net change in unrealized appreciation
   (depreciation) of investments                            (114,004)
 NET GAIN (LOSS) FROM INVESTMENTS                           (277,887)
================================================================================
 NET INCREASE (INCREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                ($293,462)
================================================================================

* For the period from commencement of operations, September 2, 1997, through December 31, 1997.

 See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                       CORE EQUITY FUND*          TACTICAL ASSET ALLOCATION FUND           UTILITY GROWTH FUND
                                  TOTAL    CLASS A   CLASS C      TOTAL    CLASS A      CLASS C       TOTAL      CLASS A     CLASS C
 INCREASE (DECREASE) IN NET
  ASSETS:
====================================================================================================================================
 OPERATIONS:
====================================================================================================================================
  Net investment income (loss)      $71       $112     ($41)    $128,691       $991     $127,700     $33,999     $16,465     $17,534
  Net realized gains (losses)
   from investment and futures
   contract transactions          1,363      1,001      362    2,929,816      7,934    2,921,882     234,211     116,754     117,457
  Net change in unrealized
   appreciation (depreciation)
   of investments                 4,964      3,709    1,255     (664,958)    15,665     (680,623)    363,380     167,064     196,316
 Net increase in net assets
  resulting from operations       6,398      4,822    1,576    2,393,549     24,590    2,368,959     631,590     300,283     331,307
====================================================================================================================================
 DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net investment income       (112)      (112)     ---     (128,691)      (991)    (127,700)    (33,999)    (16,465)   (17,534)
  In excess of net investment
   income                           ---        ---      ---          ---        ---          ---         ---         ---         ---
  From net realized gains        (1,363)    (1,001)    (362)  (2,929,816)    (7,934)  (2,921,882)   (234,211)   (116,754)  (117,457)
  In excess of net realized
   gains                           (539)      (436)    (103)    (335,671)      (926)    (334,745)        ---         ---         ---
  Tax return of capital             ---        ---      ---          ---        ---          ---         ---         ---         ---
  Net decrease in net assets
   resulting from dividends
   and distributions             (2,014)    (1,549)    (465)  (3,394,178)    (9,851)  (3,384,327)   (268,210)   (133,219)  (134,991)
====================================================================================================================================
 CAPITAL TRANSACTIONS:
  Issued                        641,428    563,486   77,942      983,507     11,333      972,174     376,081     155,854     220,227
  Reinvested                      2,014      1,549      465    3,352,428      9,851    3,342,577     260,528     128,843     131,685
  Redeemed                     (322,881)  (322,881)     ---   (2,877,993)  (136,573)  (2,741,420) (1,323,208)   (543,220)  (779,988)
 Net increase (decrease) in net
  assets resulting from capital
  share transactions            320,561    242,154   78,407    1,457,942   (115,389)   1,573,331    (686,599)   (258,523)  (428,076)
 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                324,945    245,427   79,518      457,313   (100,650)     557,963    (323,219)    (91,459)  (231,760)
====================================================================================================================================
 NET ASSETS - Beginning of
  period                            ---        ---      ---   14,079,450    136,730   13,942,720   2,891,785   1,376,779   1,515,006
 NET ASSETS - End of period    $324,945   $245,427  $79,518  $14,536,763    $36,080  $14,500,683  $2,568,566  $1,285,320  $1,283,246
====================================================================================================================================
 SHARE TRANSACTIONS:
  Issued                         50,902     44,658    6,244       64,263        786       63,477      24,093       9,531      14,562
  Reinvested                        159        122       37      271,118        864      270,254      15,263       7,494       7,769
  Redeemed                      (25,410)   (25,410)     ---     (190,148)    (9,279)    (180,869)    (83,469)    (34,239)   (49,230)
 Change in shares                25,651     19,370    6,281      145,233     (7,629)     152,862     (44,113)    (17,214)   (26,899)
====================================================================================================================================


 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 1997
                                             INTERNATIONAL
                                                EQUITY
                                                FUND  *
 INCREASE (DECREASE) IN NET ASSETS:
================================================================================
 OPERATIONS:
================================================================================
  Net investment income (loss)                   ($15,575)
  Net realized gains (losses) from investments
   and foreign currency transactions             (163,883)
  Net change in unrealized appreciation
   (depreciation) of investments                 (114,004)
 Net increase (decrease) in net assets
  resulting from operations                      (293,462)
================================================================================
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          ---
  In excess of net investment income                  ---
  From net realized gains                             ---
  In excess of net realized gains                     ---
  Tax return of capital                               ---
  Net decrease in net assets resulting
   from dividends and distributions                   ---
================================================================================
 CAPITAL TRANSACTIONS:
  Issued                                       12,536,720
  Reinvested                                          ---
  Redeemed                                        (53,190)
 Net increase (decrease) in net assets
  resulting from capital share transactions    12,483,530
 TOTAL INCREASE (DECREASE) IN NET ASSETS       12,190,068
================================================================================
 NET ASSETS - Beginning of period                     ---
 NET ASSETS - End of period                   $12,190,068
================================================================================
 SHARE TRANSACTIONS:
  Issued                                        1,004,830
  Reinvested                                          ---
  Redeemed                                         (4,358)
  Change in Shares                              1,000,472


* For the period from commencement of operations, August 1, 1997 and September 2, 1997 for the Core Equity Fund and the Internationsl Equity Fund, respectively, through December 31, 1997.

 See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       TACTICAL ASSET ALLOCATION FUND            UTILITY GROWTH FUND
                                                       TOTAL      CLASS A     CLASS C      TOTAL      CLASS A     CLASS C
 INCREASE (DECREASE) IN NET ASSETS:
==========================================================================================================================
 OPERATIONS:
==========================================================================================================================
  Net investment income                              $102,837      $1,449    $101,388     $55,104     $24,065     $31,039
  Net realized gains (losses) from investment
   and futures contract transactions                  350,025       5,070     344,955     139,002      57,262      81,740
  Net change in unrealized appreciation
   of investments                                     175,349         566     174,783     137,909      73,100      64,809
 Net increase in net assets
  resulting from operations                           628,211       7,085     621,126     332,015     154,427     177,588
==========================================================================================================================
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (101,477)     (1,449)   (100,028)    (55,104)    (24,065)    (31,039)
  From net realized gains                            (318,479)     (5,070)   (313,409)   (138,614)    (57,068)    (81,546)
  Net decrease in net assets resulting
   from dividends and distributions                  (419,956)     (6,519)   (413,437)   (193,718)    (81,133)   (112,585)
==========================================================================================================================
 CAPITAL TRANSACTIONS:
  Issued                                            3,210,419     129,635   3,080,784   2,936,429     982,609   1,953,820
  Reinvested                                          401,724       6,534     395,190     184,771      73,097     111,674
  Redeemed                                         (1,264,628)         (5) (1,264,623) (1,790,376)   (392,983) (1,397,393)
 Net increase (decrease) in net assets
  resulting from capital share transactions         2,347,515     136,164   2,211,351   1,330,824     662,723     668,101
 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                    2,555,770     136,730   2,419,040   1,469,121     736,017     733,104
==========================================================================================================================

 NET ASSETS - Beginning of period                  11,523,680         ---  11,523,680   1,422,664     640,762     781,902
 NET ASSETS - End of period                       $14,079,450    $136,730 $13,942,720  $2,891,785  $1,376,779  $1,515,006
==========================================================================================================================
 SHARE TRANSACTIONS:
  Issued                                              234,121      10,368     223,753     203,707      68,268     135,439
  Reinvested                                           29,750         520      29,230      12,452       4,899       7,553
  Redeemed                                            (91,027)        ---     (91,027)   (123,009)    (26,877)    (96,132)

 Change in shares                                     172,844      10,888     161,956      93,150      46,290      46,860
==========================================================================================================================

 See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS
 FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                   TACTICAL ASSET                                   INTERNATIONAL
                                        CORE EQUITY FUND *         ALLOCATION FUND         UTILITY GROWTH FUND       EQUITY FUND
                                       CLASS A      CLASS C      CLASS A      CLASS C      CLASS A      CLASS C       CLASS A

                                                                                           August 1, 1997*        September 2, 1997*
                                                                                                 to                       to
                                                                                           December 31, 1997       December 31, 1997

 Net Asset Value, Beginning of Period   $12.50       $12.50       $12.56       $13.52       $15.09       $14.91          $12.50

 Income from Investment Operations:
  Net investment income                   0.01        (0.01)        0.40         0.14         0.22         0.19           (0.02)
  Net gains (losses) from investments     0.24         0.24         1.78         2.26         4.03         3.99           (0.30)
  Total from investment operations        0.25         0.23         2.18         2.40         4.25         4.18           (0.32)

 Less Dividends and Distributions:
  From net investment income             (0.01)         ---        (0.40)       (0.14)       (0.22)       (0.19)            ---
  In excess of net investment income       ---          ---          ---          ---          ---          ---             ---
  From net realized gains                (0.05)       (0.05)       (2.93)       (3.17)       (1.75)       (1.73)            ---
  In excess of net realized gains        (0.02)       (0.02)       (0.34)       (0.36)         ---          ---             ---
  Tax return of capital                    ---          ---          ---          ---          ---          ---             ---
  Total distributions                    (0.08)       (0.07)       (3.67)       (3.67)       (1.97)       (1.92)            ---
 Net Asset Value, End of Period         $12.67       $12.66       $11.07       $12.25       $17.37       $17.17          $12.18
====================================================================================================================================
 Total Return                             2.00%(1)     1.88%(1)    17.29%       17.71%       28.41%       28.25%          (2.56%)(1)
 Ratios/Supplementary Data
  Net assets, end of period ($000)        $245          $80          $36      $14,501       $1,285       $1,283         $12,190
  Ratio of expenses to
   average net assets                     2.00%(2)     2.25%(2)     2.00%        2.10%        2.00%        2.25%           2.00%(2
  Ratio of net investment income to
   average net assets                     0.10%(2)    (0.13%)(2)    0.99%        0.86%        1.36%        1.21%          (0.43%)(2)
  Ratio of expenses to average net
   assets before waiver of fees           9.50%(2)    16.67%(2)     6.16%        2.50%        4.03%        4.51%           2.68%(2
  Ratio of net investment income to average
   net assets before waiver of fees      (7.40%)(2)  (14.55%)(2)   (3.17%)       0.46%       (0.67%)       (1.05%)        (1.11%)(2)
  Portfolio turnover                    129.79%(3)   129.79%(3)   395.42%(3)   395.42%(3)    41.22%(3)     41.22%(3)      12.71%


FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1996

                                           TACTICAL ASSET ALLOCATION FUND                       UTILITY GROWTH FUND
                                                                  June 1, 1995*                              July 11, 1995* to
                                                  1996           to Dec. 31, 1995         1996               December 31, 1995
                                         CLASS A**     CLASS C       CLASS C      CLASS A      CLASS C      CLASS A     CLASS C
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period    $12.50        $13.26        $12.50       $14.26       $14.27       $12.50      $12.50
  Income from Investment Operations
    Net investment income                   0.14          0.10         (0.02)        0.29         0.26         0.12        0.10
    Net gains or losses from securities     0.55          0.57          1.84         1.48         1.49         1.76        1.77
    Total from investment operations        0.69          0.67          1.82         1.77         1.75         1.88        1.87
  Less Distributions
    Dividends from net investment income   (0.14)        (0.10)          ---        (0.29)       (0.26)       (0.12)      (0.10)
    Distributions (from capital gains)     (0.49)        (0.31)        (1.06)       (0.65)       (0.85)         ---         ---
    Total distributions                    (0.63)        (0.41)        (1.06)       (0.94)       (1.11)       (0.12)      (0.10)
  Net Asset Value, End of Period          $12.56        $13.52        $13.26       $15.09       $14.91       $14.26      $14.27
==================================================================================================================================
  Total Return                              5.51%(1)      5.07%        14.57%(1)    12.61%       12.45%       15.11%(1)   15.07%(1)
  Ratios/Supplementary Data
    Net assets, end of period ($000)        $137       $13,943       $11,524       $1,377       $1,515         $641        $782
    Ratio of expenses to average net
     assets                                 1.73%(2)      2.00%         1.97%(2)     1.75%        2.00%        1.75%(2)    2.00%(2)
    Ratio of net investment income to
     average net                            2.60%(2)      0.75%        (0.29%)(2)    2.03%        1.85%        2.17%(2)    1.72%(2)
    Ratio of expenses to average net
     assets before waiver of fees           5.23%(2)      2.40%         2.80%(2)     4.37%        4.65%       22.70%(2)   13.37%(2)
    Ratio of net investment income to
     average net before waiver of fees     (0.90%)(2)     0.35%        (1.12%)(2)   (0.59%)      (0.80%)     (18.78%)(2)  (9.55%)(2)
    Portfolio turnover                    297.41%(3)    297.41%(3)    186.13%(3)    50.79%(3)    50.79%(3)     5.06%(3)    5.06%(3)
----------------------------------------------------------------------------------------------------------------------------------

* Date of commencement of operations.
**August 1, 1996 (date of commencement of operations) to December 31, 1996.
 (1)Not annualized.
 (2)Annualized.
 (3)Represents turnover rate of corresponding portfolio.
 (4)Represents the total dollar amount of commissions paid on investment transactions divided by the total number of shares purchased and sold for which commissions were charged.

 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Core Equity Fund, Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. Core Equity Fund and International Equity Fund commenced operations August 1, 1997 and September 2, 1997, respectively. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                            OWNED BY FUND AS OF
FUND                               PORTFOLIO                 DECEMBER 31, 1997

Core Equity Fund                   Growth Stock Portfolio             1%
Tactical Asset Allocation Fund     Mutual Fund Portfolio             10%
Utility Growth Fund                Utilities Stock Portfolio         24%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are are separately reported.

2. SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Securities, including closed-end mutual funds, owned by the International Equity Fund are valued at 3:00 p.m. eastern time based on the last sales price, or, lacking any sales, at the closing bid prices.

Foreign Currency Translation

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward Currency Contracts

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Core Equity Fund and Tactical Asset Allocation Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

Expenses

Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis. The Funds record daily their proportionate share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), under separate agreements provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc., Miller/Howard Investments, Inc., and Commercial Union Investment Management, LTD serve as subadvisor of the Growth Stock Portfolio, the Utilities Stock Portfolio, and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. Subject to a $4,000 annual minimum fee, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets. Prior to January 31, 1997, such fees were payable at an annual rate of 0.03% of average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement, which is subject to change, is limited to the total of fees charged the Fund by RMA . The limitations currently in place are as follows:

                                             LIMITATION AS A PERCENTAGE
         FUND                                OF AVERAGE DAILY NET ASSETS

         Core Equity Fund -- Class A                   2.00%
         Core Equity Fund -- Class C                   2.25%
         Tacticall Asset Allocation -- Class A         2.00%
         Tactical Asset Allocation - Class C           2.10%
         Utility Growth Fund -- Class A                2.00%
         Utility Growth Fund -- Class C                2.25%
         International Equity Fund -- Class A          2.00%

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans"). Under the provisions of the Plans, each Fund pays Adviser Dealer Services (the "Distributor") an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares.

4. SECURITIES TRANSACTIONS

For the period from its commencement of operations, September 2, 1997, through December 31, 1997, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $12,796,008 and $1,292,592, respectively. Aggregate cost basis of investments for federal income tax purposes and for financial reporting purposes was substantially the same.

5. FEDERAL INCOME TAX INFORMATION

At December 31, 1997, International Equity Fund had unused capital loss carryforwards available to offset future capital gains, if any, for Federal income tax purposes. The following table sets forth the amount of such losses and the years such losses expire.

                                        AMOUNT OF CAPITAL
         FUND                           LOSS CARRYFORWARD        YEAR EXPIRES

         International Equity Fund           $28,153                  2005


6. CAPITAL GAIN DISTRIBUTIONS (UNAUDITED)

Capital gain distributions from long-term capital gains for the Funds for the year ended December 31, 1997 were as follows:

         FUND                        28% RATE GAIN             20% RATE GAIN
                                   AMOUNT   % OF TOTAL       AMOUNT   % OF TOTAL

         Core Equity Fund          $ --         0.0%        $1,232       100.0%
         Utility Growth Fund      27,793       18.3%       124,022        81.7%

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statements of assets and liabilities of The Flex-Partners Trust (including, respectively, the Core Equity Fund, Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB
Fund) and International Equity Fund), including the portfolio of investments for the International Equity Fund, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-Partners Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. With respect to the International Equity Fund, our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-Partners Trust at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP
Columbus, Ohio
February 12, 1998

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                           MUTUAL        GROWTH       UTILITIES
                                            FUND          STOCK         STOCK
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO


Assets:
  Investments at market value*          $123,381,910   $33,366,440   $10,363,759
  Repurchase agreements, at cost*         12,968,000       463,000       304,000
  Cash                                           947           507           347
  Options purchased (cost $27,378,320)    17,600,000           ---           ---
  Receivable for net variation margin
    on futures contracts                      12,800           ---           ---
  Interest receivable                        264,050            88            57
  Dividends receivable                        24,817        52,213        15,135
  Prepaid/Other assets                        13,924         9,407            27
  Unamortized organization costs                 ---           ---         8,288
Total Assets                             154,266,448    33,891,655    10,691,613
================================================================================

Liabilites:
  Payable for securities purchased               ---       433,199           ---
  Payable for net variation margin
    on futures contracts                         ---           350           ---
  Options written (premiums received
    $19,383,673)                           9,604,000           ---           ---
  Payable to investment adviser               97,671        30,236         8,829
  Accrued audit fees                           6,663         6,760         6,793
  Accrued custodian fees                       3,826         3,520           588
  Accrued trustee fees                        14,032         3,883         2,374
  Accrued fund accounting fees                 3,931         2,719           849
  Other accrued liabilities                    3,632        17,025         2,462
Total Liabilities                          9,733,755       497,692        21,895
================================================================================

Net Assets                               144,532,693    33,393,963    10,669,718
================================================================================
Net Assets:
================================================================================
  Capital                                145,227,170    27,521,228     8,402,733
  Net unrealized appreciation
    (depreciation) of investments           (694,477)    5,872,735     2,266,985
  Net Assets                            $144,532,693   $33,393,963   $10,669,718
================================================================================
  *Securities at cost                    137,058,540    27,956,355     8,400,774


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              MUTUAL       GROWTH     UTILITIES
                                               FUND        STOCK        STOCK
                                            PORTFOLIO    PORTFOLIO    PORTFOLIO


NET INVESTMENT INCOME
================================================================================
  Interest                                  $3,091,061     $205,328      $20,737
  Dividends                                  1,145,496      485,616      279,789
Total Investment Income                      4,236,557      690,944      300,526
================================================================================

Expenses:
================================================================================
  Investment advisory fees                   1,130,843      317,772       88,486
  Audit fees                                     9,215        9,421        9,223
  Custodian fees                                15,690       35,996        4,425
  Trustees fees and expenses                    42,679        9,347        7,454
  Legal fees                                     3,331       11,491        3,053
  Amortization of organization cost              4,924        2,545        8,972
  Accounting fees                               50,886       34,029       13,098
  Insurance                                      2,242          467           80
  Other expenses                                10,982        5,233       11,131
Total Expenses                               1,270,792      426,301      145,922
================================================================================
  Investment advisory fees waived                  ---          ---          ---
  Directed brokerage payments received             ---          ---      (3,934)
Total Net Expenses                           1,270,792      426,301      141,988
================================================================================

NET INVESTMENT INCOME                        2,965,765      264,643      158,538
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================
  Net realized gain from futures contracts   7,384,735      851,686          ---
  Net realized gain (loss) from
    investments                             15,349,402    4,450,516      769,055
  Net change in unrealized appreciation
    (depreciation) of investments           (1,244,081)   2,709,218    1,487,258
NET GAIN (LOSS) ON INVESTMENTS              21,490,056    8,011,420    2,256,313
================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $24,455,821   $8,276,063   $2,414,851


  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                           MUTUAL        GROWTH      UTILITIES
                                            FUND         STOCK         STOCK
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:
================================================================================
OPERATIONS:
================================================================================
  Net investment income                   $2,965,765      $264,643      $158,538
  Net realized gain (loss) from
    investments and futures contracts     22,734,137     5,302,202       769,055
  Net change in unrealized appreciation
    (depreciation) of investments         (1,244,081)    2,709,218     1,487,258
  Net increase in net assets
    resulting from operations             24,455,821     8,276,063     2,414,851

TRANSACTIONS OF INVESTORS' BENEFICIAL
  INTERESTS:
================================================================================
  Contributions                           27,375,051    40,513,401     2,517,724
  Withdrawals                            (42,837,747)  (39,809,183)  (2,227,211)
Net increase (decrease) in net assets
  resulting from transactions of
  investors' beneficial interests        (15,462,696)      704,218       290,513

TOTAL INCREASE (DECREASE) IN NET ASSETS    8,993,125     8,980,281     2,705,364
================================================================================

NET ASSETS - Beginning of period         135,539,568    24,413,682     7,964,354

NET ASSETS - End of period              $144,532,693   $33,393,963   $10,669,718


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                           MUTUAL        GROWTH       UTILITIES
                                            FUND          STOCK         STOCK
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:
================================================================================
OPERATIONS:
================================================================================
  Net investment income                   $2,510,343      $601,083      $146,376
  Net realized gain (loss) from
    investments and futures contracts 10,575,124 (1,313,610) 348,392 Net change in unrealized appreciation
    (depreciation) of investments         (5,130,740)    3,055,094       357,308
  Net increase in net assets
    resulting from operations              7,954,727     2,342,567       852,076

TRANSACTIONS OF INVESTORS' BENEFICIAL
  INTERESTS:
================================================================================
  Contributions                           32,575,692     4,020,512     5,138,546
  Withdrawals                            (27,099,980)   (6,486,427)  (2,317,138)
Net increase (decrease) in net assets
  resulting from transactions of
  investors' beneficial interests          5,475,712    (2,465,915)    2,821,408

TOTAL INCREASE (DECREASE) IN NET ASSETS   13,430,439      (123,348)    3,673,484
================================================================================

NET ASSETS - Beginning of period         122,109,129    24,537,030     4,290,870

NET ASSETS - End of period              $135,539,568   $24,413,682    $7,964,354


  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

MUTUAL FUND PORTFOLIO

                                                                     Year Ended December 31,
                                                  1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)           $144,533         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*       0.89%            0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                          2.08%            1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                      395.42%          297.41%      186.13%      168.17%      279.56%
   Average Commission Rate paid(2)               $0.0800            ---          ---          n/a          n/a


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)            $33,394          $24,414      $24,537      $22,169      $26,172
   Ratio of Expenses to Average Net Assets        1.34%            1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                          0.83%            2.33%        3.78%        2.35%        0.99%
   Portfolio Turnover Rate                      129.79%           81.66%      337.57%      102.76%       99.54%
   Average Commission Rate paid(2)               $0.0623          $0.0910      $0.0806        N/A          N/A


UTILITIES STOCK PORTFOLIO

                                                                                               Period
                                                            Year Ended December 31,       June 21, 1995* to
                                                          1997                   1996     December 31, 1995

   Net Assets, End of Period ($000)                    $10,670                 $7,964              $4,291
   Ratio of Expenses to Average Net Assets               1.60%                  1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                 1.79%                  2.24%               2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments                 1.65%                  1.66%               2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments          1.74%                  2.19%               2.01%(1)
   Portfolio Turnover Rate                              41.22%                 50.79%               5.06%
   Average brokerage commission per share(2)            $0.0600                $0.0600             $0.0600

(1) Annualized
(2) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged. Disclosure is not required for periods ended before December 31, 1995.
* Date of commencement of operations


See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The financial statements of the Funds are included elsewhere in this report.

2. SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & Options

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase. To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase.

Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1997 the Portfolios had the following activity in futures contracts and written option contracts:

                                                LONG FUTURES CONTRACTS
                                           NUMBER                    NOTIONAL
                                        OF CONTRACTS                  AMOUNT
================================================================================
Mutual Fund Portfolio:
Outstanding, beginning of year               260                   $92,637,850
Contracts opened                           1,173                   383,416,903
Contracts closed                          (1,323)                 (450,989,853)
Outstanding, end of year                     110                    25,064,900
================================================================================
Growth Stock Portfolio:
Outstanding, beginning of year                21                    $7,817,250
Contracts opened                             139                    47,173,843
Contracts closed                            (153)                  (53,280,056)
Outstanding, end of year                       7                     1,711,037
================================================================================


                                COVERED PUT OPTIONS       COVERED CALL OPTIONS
                              NUMBER OF                  NUMBER OF
                              CONTRACTS      PREMIUMS    CONTRACTS      PREMIUMS
================================================================================
Mutual Fund Portfolio:
Outstanding, beginning of year     ---           ---          ---           ---
Options written                  4,000    $7,391,887        4,000   $11,991,787
Outstanding, end of year         4,000     7,391,887        4,000    11,991,787
================================================================================
Growth Stock Portfolio:
Outstanding, beginning of year     ---           ---          ---           ---
Options written                    ---           ---          140       $34,315
Options expired                    ---           ---         (140)      (34,315)
Outstanding, end of year           ---           ---          ---           ---
================================================================================


Income Taxes

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Growth Stock Portfolio and Mutual Fund Portfolio have been fully amortized.

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), under separate agreements provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadviser of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: (a.) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or (b.) $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4. SECURITIES TRANSACTIONS

For the year ended December 31, 1997, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                     PURCHASES          SALES

Growth Stock Portfolio       $44,982,486      $35,676,667
Mutual Fund Portfolio        480,151,975      442,533,548
Utilities Stock Portfolio      4,565,204        3,490,778

As of December 31, 1997, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                                                  NET UNREALIZED
                         COST BASIS     UNREALIZED    UNREALIZED   APPRECIATION
PORTFOLIO              OF INVESTMENTS  APPRECIATION  DEPRECIATION (DEPRECIATION)

Growth Stock Portfolio   $28,054,467    $6,346,447     ($571,824)    $5,774,623
Mutual Fund Portfolio    137,376,306    10,599,957   (11,612,200)    (1,012,243)
Utilities Stock Portfolio  8,400,774     2,443,238      (176,253)     2,266,985

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Growth Stock Portfolio, Mutual Fund Portfolio and
Utilities Stock Portfolio:


We have audited the accompanying statements of assets and liabilities of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Columbus, Ohio
February 12, 1998

                             THE INSTITUTIONAL FUND

                               6000 Memorial Drive

                               Dublin, Ohio 43017

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Institutional Fund dated April 30, 1998. A copy of the Prospectus may be obtained from The Institutional Fund c/o
R. Meeder & Associates Inc. at the above address or by calling: 1-800-325-FLEX or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


                                TABLE OF CONTENTS

                                                                 PAGE

Investment Policies and Related Matters                            2
         General                                                   2
         The Portfolio                                             2
         Money Market Instruments                                  2
         Ratings                                                   4
         Investment Restrictions                                   6
         Purchase and Sale of Portfolio Securities                 8
         Valuation of Portfolio Securities                         8
         Calculation of Yield                                      8
Investment Adviser and Manager                                     9
Officers and Trustees                                             11
Distribution Plan                                                 15
Other Services                                                    16
Additional Information                                            17
Financial Statements                                              17

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Money Market Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

THE PORTFOLIO

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS

     The Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consist of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

     R. Meeder & Associates, Inc. (the "Manager") exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

     1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A- 1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity. Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Fund from investing all or part of its assets in an open-end management investment company with the same investment objective as the Fund, neither the Fund nor the Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person, however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation; (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury: provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (j) Make any so-called short sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (k) Invest 25% or more of its total assets at time of purchase (taken at value) in the securities of companies in any one industry; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (l) Invest in securities of other investment companies, except for purchases by the Portfolio (or the Fund) in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Portfolio if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (n) Invest in securities of companies which have a record of less than three years continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested; (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; (p) Invest in warrants; and (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.


         In order to comply with certain state investment restrictions, each of the Fund's and the Portfolio's operating policy is not to: (a) Notwithstanding
(b) above, pledge assets having a value in excess of 10% of its gross assets;
(b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Portfolio's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers are purchased at the offered price.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. When purchases or sales of the same security for the Portfolio and for investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

VALUATION OF PORTFOLIO SECURITIES

     The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar-weighted average portfolio maturity of 90 days or less. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD

     The Fund will calculate its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1997.

Simple yield:

Value of hypothetical account at end of period          $1.00105934

Value of hypothetical account at beginning of period     1.00000000

Base period return                                      $ .00105934
                                                       ------------
Current seven day yield (.00106055 x (365/7)               5.52%

Effective yield:

Effective yield [(.00106055 + 1)365/7 ] - 1                5.68%


     These yields reflect the Manager's decision to voluntarily waive a portion of its management fee and to reimburse certain operating expenses of the Fund. Therefore, the Fund realized a higher yield as a result of reduced expenses. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

     The Manager presently intends to reimburse the Fund through an expense reimbursement fee and/or waive a portion of the Manager's management fee to the extent necessary to keep the expenses at 0.25% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of the Fund, and the yields earned by shareholders. For planning purposes prospective investors and shareholders should assume that expenses will not be reimbursed. (See "Synopsis of Financial Information" in the Fund's Prospectus.)

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for the Money Market Portfolio. The Investment Advisory Contract for the Portfolio was approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Administrative Services Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets. For the year ended December 31, 1997, the Money Market Portfolio paid fees to the Manager totaling $774,778 ($548,106 in 1996; $299,240 in 1995; $243,359 in 1994).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are as set forth as follows:
Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder is President and Trustee of the Trust and the Portfolio. Messrs. James B. Craver, Wesley F. Hoag, and Donald F. Meeder are officers of the Trust and the Portfolio. Messrs. Robert S. Meeder, Jr. and Philip A. Voelker are Trustees and officers of the Trust and the Portfolio.

                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex or the Fund Manager are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Trust and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $1,245         None           None         $11,633

John M. Emery            $1,245         None           None         $11,633

Richard A. Farr          $1,062         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $  862         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $  895         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $  562         None           None         $9,883

Charles A. Donabedian    $  826         None           None         $5,541

James W. Didion          None           None           None         None

     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messrs. Bartholomew, Emery and Donabedian comprise the Audit Committee for The Flex-funds and the

Flex-Partners Trusts, and each corresponding Portfolio of The Flex-funds and the Flex-Partners Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committee attended.Trustees fees for the Portfolio totaled $9,598 for the year ended December 31, 1997. Audit Committee fees for the Fund totaled $367 for the year ended December 31, 1997. All other officers and Trustees serve without compensation from any Portfolio.


     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the Rule ) under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") which authorizes, among other things, payment of incentives in the form of commissions and fees advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than, 3/100 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of any of the Plans, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

     The Plan was approved by the Fund's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan has been approved by shareholders and will continue in effect only if approved at least annually by the Board of Trustees.

     Total payments made by the Fund to parties with service agreements for the year ended December 31, 1997 amounted to $63,003 ($37,963 in 1996; $3,784 in
1995). In addition, expenditures were approved by the Board of Trustees in the amount of $18,087 ($6,566 in 1996; $2,651 in 1995) for printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors. Other expenditures amounted to $0 for the year ended December 31, 1997 ($0 in 1996; $1,450 in 1995).

                                 OTHER SERVICES

     CUSTODIAN - Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Portfolio's assets.

     AUDITORS - KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Fund.

     STOCK TRANSFER AGENT Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc., is the Fund's stock transfer and dividend disbursing agent.

     REPORTS TO SHAREHOLDERS - The Fund provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                             ADDITIONAL INFORMATION

     REGISTRATION STATEMENT: This Statement of Additional Information omits certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission by the Fund. Items of information which are thus omitted may be obtained from the Commission upon payment of the fee prescribed by its Rules and Regulations, or may be examined at the offices of the Commission without charge.

                              FINANCIAL STATEMENTS

     Financial statements for The Institutional Fund and the Money Market Portfolio are presented on the following pages. Persons interested in obtaining information about any of the other Funds and/or Portfolios should contact the Investment Adviser to obtain a copy of the Fund or Portfolio's current Registration Statement.

                             MONEY MARKET PORTFOLIO
                Portfolio of Investments as of December 31, 1997


                                                                       AMORTIZED
                                       YIELD  MATURITY  FACE AMOUNT      COST
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 2.6%

   BB&T Financial Corp.                5.70%  02/11/98  $15,000,000  $15,000,000

================================================================================
   TOTAL CERTIFICATES OF DEPOSIT
   (Cost  $15,000,000 )                                               15,000,000
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 45.1%

   American Trading & Products**       5.75%  03/03/98    5,000,000    4,951,285
   American Trading & Products**       5.75%  03/10/98   $9,000,000   $8,902,250
   Bear Stearns Co., Inc.**            5.73%  03/25/98   25,000,000   24,669,729
   Coopertime Tractor                  5.57%  04/21/98    4,100,000    4,030,220
   Duff & Phelps Utilities & Corp.**   5.70%  02/17/98    4,500,000    4,466,513
   Duff & Phelps Utilities & Corp.**   5.55%  04/02/98    6,500,000    6,408,810
   Duff & Phelps Utilities & Corp.**   5.58%  04/23/98    5,000,000    4,913,200
   Duff & Phelps Utilities & Corp.**   5.56%  05/21/98    2,741,000    2,681,733
   Duff & Phelps Utilities & Corp.**   5.65%  07/02/98    5,000,000    4,857,181
   Engelhard Corp.                     5.62%  06/09/98    7,435,000    7,250,451
   Engelhard Corp.                     5.70%  06/10/98   10,000,000    9,746,667
   Ford Motor Credit Co.               5.47%  06/24/98   20,000,000   19,471,234
   GE Capital Corp.                    5.68%  02/19/98   15,000,000   14,884,033
   GE Capital Corp.                    5.56%  05/20/98    8,000,000    7,828,258
   GTE Funding, Inc.                   6.10%  01/20/98   24,822,000   24,742,087
   LG&E Capital Corp.                  5.60%  02/19/98   20,000,000   19,847,555
   LG&E Capital Corp.                  5.70%  04/01/98    5,700,000    5,618,775
   LOCAP, Inc.**                       5.70%  01/29/98   18,700,000   18,617,097
   MCI Communications Corp.**          5.80%  04/15/98   14,500,000   14,257,044
   Merrill Lynch & Co., Inc.           5.65%  05/27/98   10,000,000    9,770,861
   Merrill Lynch & Co., Inc.           5.59%  06/02/98   15,000,000   14,645,967
   Monsanto Co.                        5.53%  04/27/98   10,000,000    9,821,811
   Safeco Corp.**                      5.57%  01/07/98   20,000,000   19,981,433

================================================================================
   TOTAL COMMERCIAL PAPER
   (Cost $262,364,194 ) 262,364,194
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 35.5%

   AT&T Corp.                          5.63%  04/08/98    3,893,000    3,889,653
   Albertsons, Inc.                    5.65%  03/26/98    1,000,000      999,554
   American General Finance Corp.      8.25%  01/15/98      400,000      400,317
   American General Finance Corp.      7.25%  03/01/98    5,295,000    5,306,059
   Associates Corp., N.A.              7.30%  03/15/98      200,000      200,476
   Associates Corp., N.A.              5.25%  09/01/98      180,000      179,007
   Barnett Banks, Inc.                 6.25%  07/28/98    1,500,000    1,503,172
   Care Life Project                   6.05%* 01/02/98    1,275,000    1,275,000
   Chrysler Financial Corp.            5.66%  01/16/98    1,875,000    1,874,850
   Chrysler Financial Corp.            8.26%  01/26/98   10,000,000   10,014,254
   Chubb Capital Corp.                 6.00%  02/01/98      663,000      662,983
   Clark Grave Vault Co.               6.00%* 01/02/98    3,000,000    3,000,000
   Comerica Bank                       6.75%  05/12/98    4,000,000    4,013,379
   Coughlin Family Properties, Inc.    6.00%* 01/15/98    4,675,000    4,675,000
   Danis Construction Co.              6.00%* 01/02/98    1,000,000    1,000,000
   Dean Witter Discover & Co.          6.00%  03/01/98    2,000,000    2,000,098
   Doren, Inc.                         6.05%* 01/02/98      675,000      675,000
   E.I. du Pont de Nemours & Co.       8.50%  06/25/98    3,095,000    3,129,566
   Espanola/Nambe                      6.05%* 01/02/98    2,315,000    2,315,000
   First Chicago NBD Corp.             5.70%  01/07/98    5,000,000    4,999,808
   First Chicago NBD Corp.             8.50%  06/01/98      180,000      181,767
   First Fidelity Bancorp.             8.50%  04/01/98    2,000,000    2,012,401
   First Union Corp.                   6.75%  01/15/98    6,219,000    6,220,662
   Ford Motor Credit Co.               6.25%  02/26/98      938,000      938,472
   Ford Motor Credit Co.               9.13%  05/01/98      550,000      555,647
   General Motors Acceptance Corp.     6.22%* 04/13/98   10,000,000   10,000,000
   General Motors Acceptance Corp.     7.13%  05/11/98   11,100,000   11,149,261
   GTE California, Inc.                6.25%  01/15/98    1,500,000    1,500,218
   Gannett, Inc.                       5.25%  03/01/98    2,525,000    2,521,635
   GE Capital Corp.                    8.63%  03/12/98    5,203,000    5,228,186
   Georgia Power Co.                   5.50%  04/01/98    1,000,000      999,112
   Goldman Sachs Group, L.P.           6.10%  04/15/98    7,550,000    7,554,539
   H.J. Heinz Co.                      8.00%  01/05/98    5,130,000    5,130,626
   Hancor, Inc.                        6.05%* 01/02/98      700,000      700,000
   Hertz Corp.                         8.30%  02/02/98      200,000      200,393
   Huntington Bancshares, Inc.         5.91%  06/23/98    5,000,000    5,001,908
   Huntington Bancshares, Inc.         6.15%  10/15/98    2,000,000    2,003,222
   IBM Credit Corp.                    5.90%  08/10/98    2,050,000    2,050,041
   Lehman Brother Holdings Corp.       5.75%  02/15/98    1,250,000    1,249,434
   Liberty Mutual Capital Corp.        5.96%  06/01/98    7,000,000    7,002,592
   Merrill Lynch & Co., Inc.           6.52%  06/22/98    1,000,000    1,002,838

                                                                       AMORTIZED
                                       YIELD  MATURITY  FACE AMOUNT      COST
--------------------------------------------------------------------------------

   Midwest Power System, Inc.          6.25%  02/01/98    1,750,000    1,750,325
   Morgan Stanley, Inc.                9.25%  03/01/98    1,750,000    1,758,938
   Morgan Stanley, Inc.                9.40%  03/05/98    1,000,000    1,006,101
   Mubea, Inc.                         6.05%* 01/02/98    4,375,000    4,375,000
   Mubea, Inc.                         6.05%* 01/02/98    6,000,000    6,000,000
   National Rural Utilities            8.50%  02/15/98      125,000      125,345
   NationsBank Corp.                   6.63%  01/15/98      615,000      615,143
   Nordstrom, Inc.                     8.88%  02/15/98    1,000,000    1,003,462
   Nynex Credit Co.                    6.72%  06/15/98   10,000,000   10,034,980
   Osco Industries, Inc.               6.05%* 01/02/98    3,000,000    3,000,000
   Pepsico, Inc.                       6.13%  01/15/98      283,000      283,025
   Potomac Electric Power Co.          4.38%  02/15/98      100,000       99,807
   Presrite Corp.                      6.05%* 01/02/98    2,210,000    2,210,000
   Proctor & Gamble Co.                9.50%  02/11/98    4,450,000    4,465,491
   R.I. Lampus Co.                     6.05%* 01/02/98    2,440,000    2,440,000
   RSD Technology                      6.05%* 01/02/98    3,500,000    3,500,000
   Salomon, Inc.                       6.92%  04/14/98    3,550,000    3,559,833
   Salomon, Inc.                       7.25%  05/01/98    2,035,000    2,043,998
   Seariver Maritime, Inc.             5.65%* 02/12/98    6,700,000    6,700,000
   Southern California Edison Co.      5.88%  02/01/98      600,000      599,955
   Surgery Financing Co.               6.05%* 01/12/98    6,585,000    6,585,000
   Toyota Motor Corp.                  5.63%  03/17/98    2,407,000    2,405,639
   Toyota Motor Credit Corp.           5.13%  01/19/98    2,255,000    2,254,036
   Toyota Motor Credit Corp.           5.88%  06/26/98      803,000      802,610
   Travelers Group, Inc.               5.75%  04/15/98    1,500,000    1,499,727
   Unilever Capital Corp.              8.88%  03/26/98    1,400,000    1,408,965
   WalMart Stores, Inc.                7.00%  04/27/98    1,100,000    1,103,000
   White Castle Project                6.05%* 01/02/98    9,500,000    9,500,000
   Wisconsin Public Service Corp.      5.25%  07/01/98      320,000      319,019

================================================================================
   TOTAL CORPORATE OBLIGATIONS
   (Cost $206,765,529 )                                              206,765,529
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%

   Federal National Mortgage Assoc.    5.73%  04/13/98      500,000      499,519
   Federal National Mortgage Assoc.    6.72%  04/27/98      140,000      140,398
   Federal Home Loan Bank              6.00%  01/13/98      200,000      199,977
   Federal Home Loan Bank              5.85%  10/15/98    2,785,000    2,785,000
   Student Loan Marketing Assoc.       5.62%* 01/06/98    5,000,000    5,000,000
   Student Loan Marketing Assoc.       5.68%* 01/06/98    4,350,000    4,352,319
   Student Loan Marketing Assoc.       5.76%  01/14/98    1,000,000      999,913
   Tennessee Valley Authority -
   callable 1/20/98 @ 104              7.75%  12/15/22      250,000      260,125

================================================================================
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost  $14,237,251 )                                               14,237,251
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 1.7%

   ***U.S. Treasury Bill               5.27%  01/08/98       63,100       63,036
   U.S. Treasury Note                  6.00%  09/30/98   10,000,000   10,019,615

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost  $10,082,651 )                                               10,082,651
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 12.7%

   Merrill Lynch, (Collateralized
   by $65,582,000 various Discount
   Commercial Papers, 1/7/98-1/30/98,
   market value - $65,582,000)         6.80%* 01/02/98   64,413,000   64,413,000

   Star Bank, (Collateralized by
   $9,615,000 GNMA, 7.00%, 3/20/24,
   market value - $9,835,784)          5.50%* 01/02/98    9,635,000    9,635,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost  $74,048,000 )                                               74,048,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $582,497,625 )                                             $582,497,625
--------------------------------------------------------------------------------


* Variable rate security. Interest rate is as of December 31, 1997. Maturity date reflects the next rate change date.
** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. ***Pledged as collateral on Letter of Credit.


See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


Assets:

  Investment in corresponding portfolio at value                $417,749,464
  Unamortized organization costs                                       4,739
  Other assets                                                       252,299

Total Assets                                                     418,006,502
================================================================================

Liabilites:
  Dividends payable                                                1,937,443
  Accrued transfer agent and administrative fees                      40,540
  Other accrued liabilities                                           34,179

Total Liabilities                                                  2,012,162
================================================================================

Net Assets                                                       415,994,340
================================================================================

Net Assets:
  Capital                                                        415,994,340
  Accumulated undistributed net
    investment income (loss)                                             ---
  Accumulated undistributed net realized
    gain (loss) on investments                                           ---

Net Assets                                                      $415,994,340
================================================================================
  Capital Stock Outstanding (indefinite shares
    authorized, $0.100)                                          415,994,340
================================================================================

  Net Asset Value, Offering and Redemption Price Per Share             $1.00
================================================================================


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


Net Investment Income from Corresponding Portfolio:
================================================================================
  Interest                                                       $21,348,707
  Expenses                                                          (688,245)
Total Net Investment Income from Corresponding Portfolio          20,660,462
================================================================================

Fund Expenses:
================================================================================
  Administrative fee                                                 176,082
  Transfer agent fees                                                229,976
  Audit fees                                                           5,364
  Legal fees                                                           2,635
  Printing                                                             3,201
  Amortization of organizational costs                                 3,185
  Distribution plan                                                  112,925
  Postage                                                                799
  Registration and filing fees                                        35,644
  Insurance                                                            1,895
  Other expenses                                                      14,602
Total Expenses                                                       586,308
================================================================================
  Expenses reimbursed by investment adviser                         (320,373)
Net Expenses                                                         265,935

NET INVESTMENT INCOME                                             20,394,527
================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $20,394,527
================================================================================


  See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997 and DECEMBER 31, 1996

                                                         1997            1996
INCREASE (DECREASE) IN NET ASSETS:
================================================================================
OPERATIONS:
================================================================================
  Net investment income                             $20,394,527     $10,844,857
  Net increase in net assets resulting from
    operations                                       20,394,527      10,844,857
================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (20,394,527)    (10,844,857)
  Net decrease in net assets resulting
    from dividends and distributions                (20,394,527)    (10,844,857)
================================================================================

CAPITAL TRANSACTIONS:
  Issued                                          3,337,084,529   1,024,281,687
  Reinvested                                          3,043,438       4,122,320
  Redeemed                                       (3,156,276,005)   (909,466,834)
Net increase in net assets resulting from
  capital share transactions                        183,851,962     118,937,173

TOTAL INCREASE IN NET ASSETS                        183,851,962     118,937,173
================================================================================

NET ASSETS - Beginning of period                    232,142,378     113,205,205

NET ASSETS - End of period                         $415,994,340    $232,142,378
================================================================================

SHARE TRANSACTIONS:
  Issued                                          3,337,084,529   1,024,281,687
  Reinvested                                          3,043,438       4,122,320
  Redeemed                                       (3,156,276,005)   (909,466,834)
Change in shares                                    183,851,962     118,937,173



                              FINANCIAL HIGHLIGHTS
                                                                                        June 15, 1994*
                                                         Year Ended December 31,             to
                                                     1997          1996         1995    Dec. 31, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $1.000        $1.000       $1.000       $1.000
   Income from Investment Operations
   Net Investment Income                             0.054         0.053        0.059        0.026
   Total From Investment Operations                  0.054         0.053        0.059        0.026

Less Distributions
   Dividends (from net investment income)           (0.054)       (0.053)      (0.059)      (0.026)
   Total Distributions                              (0.054)       (0.053)      (0.059)      (0.026)
Net Asset Value, End of Period                      $1.000        $1.000       $1.000       $1.000

Total Return                                         5.53%         5.43%        6.01%        4.80%(1)

Ratios/Supplementary Data
======================================================================================================
   Net Assets, End of Period ($000)               $415,994      $232,142     $113,205      $59,494
   Ratio of Expenses to Average Net Assets           0.25%         0.25%        0.25%        0.25%(1)
   Ratio of Net Investment Income to
      Average Net Assets                             5.41%         5.30%        5.87%        4.51%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(2)                       0.47%         0.46%        0.55%        0.46%(1)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(2)           5.19%         5.09%        5.57%        4.25%(1)

1 Annualized
2 Ratio includes fees waived in corresponding portfolio
* Date of commencement of operations.


See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds. The Institutional Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

                                                  PERCENTAGE OF PORTFOLIO OWNED
FUND                     PORTFOLIO               BY FUND AS OF DECEMBER 31, 1997

Institutional Fund       Money Market Portfolio                71%


The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

2.  SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

The Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by the Portfolio is further described at Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis. Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of the Fund have been deferred and are being amortized by the Fund on a straight-line basis over a five-year period.

Expenses

Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. The Fund records daily its proportionate share of the corresponding portfolio's income and expenses.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolio with investment management, research, statistical and advisory services.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. Subject to a $4,000 annual minimum fee the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund's average daily net assets. Prior to January 31, 1997, such fees were payable at an annual rate of 0.03% of average daily net assets.

RMA has voluntarily agreed to reimburse the Fund for the amount by which annual expenses of the Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 0.25% of average daily net assets of the Fund. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, the Fund has adopted a Distribution Plan (the "Plan"). Under the terms of the Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed 0.03% of the average daily net assets of the Fund on an annual basis.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statement of assets and liabilities of The Flex-Partners Trust -- The Institutional Fund (Fund) as of December 31, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Flex-Partners Trust -- The Institutional Fund at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP
Columbus, Ohio
February 12, 1998

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                     MONEY
                                                    MARKET
                                                   PORTFOLIO
Assets:
  Investments at market value*                   $508,449,625
  Repurchase agreements, at cost*                  74,048,000
  Cash                                                    551
  Options purchased (cost $27,378,320)                    ---
  Receivable for net variation margin on
     futures contracts                                    ---
  Interest receivable                               5,477,161
  Dividends receivable                                    ---
  Prepaid/Other assets                                  2,005
  Unamortized organization costs                          ---
Total Assets                                      587,977,342
=============================================================

Liabilites:
  Payable for securities purchased                    261,255
  Payable for net variation margin on futures
     contracts                                            ---
  Options written (premiums received $19,383,673)         ---
  Payable to investment adviser                        78,989
  Accrued audit fees                                   10,852
  Accrued custodian fees                                5,729
  Accrued trustee fees                                  2,369
  Accrued fund accounting fees                          8,656
  Other accrued liabilities                             2,753
Total Liabilities                                     958,695
=============================================================

Net Assets                                        587,018,647
=============================================================
Net Assets:
=============================================================
  Capital                                         587,018,647
  Net unrealized appreciation (depreciation) of
     investments
  Net Assets                                     $587,018,647
=============================================================
  *Securities at cost                             582,497,625


                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                   MONEY
                                                   MARKET
                                                 PORTFOLIO
NET INVESTMENT INCOME
===========================================================
  Interest                                      $29,260,441
  Dividends                                             ---
Total Investment Income                          29,260,441
===========================================================

Expenses:
===========================================================
  Investment advisory fees                        1,436,168
  Audit fees                                         14,851
  Custodian fees                                     36,718
  Trustees fees and expenses                          7,762
  Legal fees                                          3,307
  Amortization of organization cost                   2,545
  Accounting fees                                    89,048
  Insurance                                           5,027
  Other expenses                                     11,241
Total Expenses                                    1,606,667
===========================================================
  Investment advisory fees waived                  (661,390)
  Directed brokerage payments received                  ---
Total Net Expenses                                  945,277
===========================================================

NET INVESTMENT INCOME                            28,315,164
===========================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
===========================================================
  Net realized gain from futures contracts              ---
  Net realized gain (loss) from investments             ---
  Net change in unrealized appreciation
    (depreciation) of investments                       ---
NET GAIN (LOSS) ON INVESTMENTS                          ---
===========================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $28,315,164

  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996

                                                         1997           1996
INCREASE (DECREASE) IN NET ASSETS:
===============================================================================
OPERATIONS:
===============================================================================
  Net investment income                              $28,315,164    $19,455,266
  Net realized gain (loss) from investments
    and futures contracts                                    ---            ---
  Net change in unrealized appreciation
    (depreciation) of investments                            ---            ---
  Net increase in net assets
    resulting from operations                         28,315,164     19,455,266

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
===============================================================================
  Contributions                                    3,784,994,914  1,414,075,891
  Withdrawals                                     (3,579,221,656)(1,335,249,306)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests    205,773,258     78,826,585

TOTAL INCREASE (DECREASE) IN NET ASSETS              234,088,422     98,281,851
===============================================================================

NET ASSETS - Beginning of period                     352,930,225    254,648,374

NET ASSETS - End of period                          $587,018,647   $352,930,225




MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                   1997            1996         1995         1994         1993

   Net Assets, End of Period ($000)            $587,019        $352,930     $256,126     $224,523     $200,148
   Ratio of Expenses to Average Net Assets         0.18%           0.19%        0.21%        0.19%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                           5.47%           5.34%        5.87%        4.28%        3.09%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.31%           0.33%        0.37%        0.39%        0.40%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees            5.34%           5.20%        5.70%        4.08%        2.88%


  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  ORGANIZATION

The Institutional Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio.

The investment objective of the Money Market Portfolio is to seek current income and stable net asset values through investment in a portfolio of money market instruments. The financial statements of the Fund are included elsewhere in this report.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Money market securities held in the Portfolio are valued at amortized cost, which approximates market value.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of the Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs have been fully amortized.

Securities Transactions

The Portfolio records security transactions on the trade date. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays monthly a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 1997, RMA voluntarily waived a portion of its investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for the Portfolio. In compensation for such services the Portfolio pays MFSCo an annual fee equal to the greater of: (a.) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or (b.) $30,000.

Certain officers and trustees of the Portfolio are also officers or directors of MII, RMA and MFSCo.

4. SECURITIES TRANSACTIONS

As of December 31, 1997, the aggregate cost basis of investments for Federal income tax purposes was $582,497,625.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (Portfolio), including the portfolio of investments, as of December 31, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP
Columbus, Ohio
February 12, 1998